UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07912

Old Westbury Funds, Inc.

(Exact name of registrant as specified in charter)

630 Fifth Avenue New York, NY	10111

(Address of principal executive offices)	(Zip code)

BISYS Fund Services,

3435 Stelzer Road,

Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 614-470-8000

Date of fiscal year end: 10/31/2005

Date of reporting period: 10/31/2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

OLD WESTBURY

FUNDS, INC.

Annual Report

October 31, 2005

INVESTMENT ADVISER

A LETTER FROM THE PRESIDENT

Dear Shareholders:

The fiscal year ended October 31, 2005 was a choppy period for the capital markets. Concerns about high energy prices, geopolitical challenges, and a feared economic slowdown tempered overall investor sentiment. Yet while pessimists focused on the negatives, the underlying strength of most economic fundamentals—particularly corporate profits—won out. With the S&P 500 up 8.7% during the fiscal year, our equity portfolios participated in the advance. Our Large Cap portfolio rose 6.4%, Mid Cap 8.6%, and International 17.3%.

Many non-U.S. markets struggled in the first half of the fiscal year, but more recently posted strong gains. Thanks to improving corporate fundamentals and the potential for appreciating currencies, international markets have earned the attention of investors once again. During the last 12 months, the MSCI EAFE Index gained an impressive 18.1%. In our view, Asian stock markets, particularly Japan, offer the best combination of low valuations and an improving corporate outlook.

As for the bond market, the last 12 months were difficult as the Federal Reserve continued to raise interest rates. The Lehman Brothers Government/Credit Total Index returned a mere 0.8%. Real yields (versus inflation) remain low, leading us to expect further rate hikes and lackluster bond returns as inflation picks up. Accordingly, we positioned our portfolios to be protective. We shortened our bond portfolio durations, further increased our already high credit quality, and reduced our recommended allocation to bonds within our overall balanced growth portfolio.

During the last year, we expanded our investment offerings to broaden and strengthen investment diversification and return opportunities. We launched our Real Return Fund and our Global Small Cap Fund, both of which are specifically designed to complement Bessemer balanced portfolios. We are pleased to report that both funds are progressing well to date.

We remain steadfast in our commitment to investing excellence by drawing on the best thinking of our entire investment team. Our confidence is reinforced by changes we have been making to further strengthen our return potential: adding equity research analysts to enhance industry coverage; expanding our quantitative team to build proprietary analytical capabilities; and refocusing the roles of our key investment professionals.

A LETTER FROM THE PRESIDENT

(Concluded)

Thank you for the trust you have placed in us. We encourage you to contact us with any questions or comments you may have.

Sincerely,

Marc D. Stern

President

Old Westbury Funds, Inc.

OLD WESTBURY LARGE CAP EQUITY FUND

INVESTMENT ADVISER’S REPORT

The total return of Old Westbury Large Cap Equity Fund (the “Large Cap Fund” or “Portfolio”) for the fiscal year ended October 31, 2005 was 6.4%. In comparison, the S&P 500 Index1 (“Index”) was up 8.7%.

During the year, we placed greater emphasis on our top 20 active overweights. These stocks currently represent 45% of our portfolio compared with 38% last December, and represent just 8% of the Index. As a result, individual stock selections tend to drive our relative performance. In deciding which companies to own, we rely on a disciplined approach to fundamental research.

Weak returns in late 2004 marred our Portfolio’s otherwise solid performance during the fiscal year. Our strongest performers included: Prudential (2.9% of the Large Cap Fund as of 10/31/05) and Goldman Sachs (2.3%) from the financial sector; Monsanto (1.9%) from the materials sector; and UnitedHealth Group (2.3%), Gilead Sciences (2.3%), and Amgen (2.1%) from the health care sector. Among the detractors that led to our modest underperformance of the Index were our information technology holdings. Despite strong gains by Motorola (2.7%), our positions in VeriSign (no longer a holding) and Analog Devices (1.5%) hurt returns, as did our avoidance of Apple and Hewlett Packard. In addition, our position in Avon in the consumer staples sector, which we have since sold, did not perform as expected.2

We continue to build a portfolio comprised of well researched, high quality companies. At this time, we are emphasizing large growth companies in a range of industries. These companies appear to have the ability to sustain above-average earnings growth, yet no longer trade at substantial premiums to the overall market. We believe we are well positioned to benefit from an expected shift away from value stocks, which have outperformed their growth counterparts in recent years. We are also

[1]	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investments cannot be made directly in an index. Securities indices assume reinvestment of all distributions and interest payments and do not take into account fees or taxes.

[2]	The composition of the Large Cap Fund’s portfolio is subject to change.

OLD WESTBURY LARGE CAP EQUITY FUND

INVESTMENT ADVISER’S REPORT

(Continued)

focused on corporate leaders who deploy their cash flow wisely. Our research on globalization reinforces our enthusiasm for leading companies poised to benefit from potentially higher demand from overseas markets. We continue to take the long view, emphasizing a multi-year time horizon to deliver strong long-term performance.

OLD WESTBURY LARGE CAP EQUITY FUND

INVESTMENT ADVISER’S REPORT

(Continued)

Average Annual Total Returns

For the Period Ended October 31, 2005

Old Westbury Large Cap Equity Fund
One Year	6.36%
Five Year	(3.77%	)
Since Inception (March 2, 1998)	2.70%

S&P 500 Index
One Year	8.72%
Five Year	(1.73%	)
March 2, 1998 to October 31, 2005	3.40%

The chart above illustrates the total value of a $10,000 investment from inception, with dividends and capital gains reinvested. The S&P 500 Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged. Investments cannot be made directly in an index.

The performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

OLD WESTBURY LARGE CAP EQUITY FUND

INVESTMENT ADVISER’S REPORT

(Concluded)

PORTFOLIO DIVERSIFICATION BY INDUSTRY

Old Westbury Large Cap Equity Fund
10/31/05
Industry:
Consumer Discretionary	10.1%
Consumer Staples	9.7
Energy	8.1
Financials	19.1
Healthcare	17.6
Industrials	9.9
Information Technology	16.0
Materials	1.9
Telecommunication Services	1.9
Utilities	1.7
Other*	4.0

100.0%

*	Includes cash and equivalents, pending trades and fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY MID CAP EQUITY FUND

INVESTMENT ADVISER’S REPORT

The total return of Old Westbury Mid Cap Equity Fund (the “Mid Cap Fund” or “Portfolio”) for the fiscal year ended October 31, 2005 was 8.6%. In comparison, the S&P MidCap 400 Index1 was up 17.7%.

Under the direction of a new portfolio manager, we took steps mid- year to refocus the portfolio on purely mid cap companies. As a result, we decreased our holdings of companies exceeding $8 billion in market capitalization. In addition, we reassessed the investment thesis of each holding using our proprietary fundamental research. Consequently, we exited a handful of companies that had a broken investment thesis or had appreciated to fair value, in our opinion. We shifted into well-researched companies selling below their intrinsic values based on normalized earnings and multiples.

A number of factors contributed to our Portfolio’s underperformance during the fiscal year. The largest detractors include Cott Corporation (1.3% of the Portfolio), a large carbonated soft drink maker, and Kinetic Concepts (2.3%), a leader in wound healing devices. We stand by our investment thesis for both of these companies, and believe they offer long-term upside potential. Our underweight of energy also hurt performance as strong gains were enjoyed throughout the sector. However, our strongest performer, Joy Global (3.8%) in the industrial sector, functioned as a synthetic energy holding because it is a direct beneficiary of rising natural gas prices. Thomas & Betts (4.2%), a beneficiary of the recovery in commercial construction, also contributed to strong returns in the industrial sector. Our underweight in financials, a sector held back by interest rate concerns, helped our performance as well.

Our research remains focused on companies with improving fundamentals, sound strategy and positioning, and strong management. We continue to find particularly attractive investment opportunities in industrials and health care, and are overweight these sectors. Given our outlook for rising interest rates, we have minimal exposure to homebuilders, REITs, utilities, and regional banks.

[1]	The S&P MidCap 400 Index is an unmanaged index that measures the performance of U.S. mid-sized companies. Investments cannot be made directly in an index. Securities indices assume reinvestment of all distributions and interest payments and do not take into account fees or taxes.

OLD WESTBURY MID CAP EQUITY FUND

INVESTMENT ADVISER’S REPORT

(Continued)

The Portfolio will continue to target companies with market capitalizations between $1 billion and $8 billion, and consist of 45-50 carefully selected stocks.2 We believe our disciplined, research-driven approach to stock selection will drive long-term performance.

[2]	The composition of the Mid Cap Fund’s portfolio is subject to change.

OLD WESTBURY MID CAP EQUITY FUND

INVESTMENT ADVISER’S REPORT

(Continued)

Average Annual Total Returns

For the Period Ended October 31, 2005

Old Westbury Mid Cap Equity Fund
One Year	8.63%
Five Year	3.19%
Since Inception (February 28, 1997)	5.92%

S&P MidCap 400 Index
One Year	17.65%
Five Year	7.32%
February 28, 1997 to October 31, 2005	13.31%

Russell 2500 Index
One Year	14.90%
Five Year	7.86%
February 28, 1997 to October 31, 2005	10.37%

The chart above illustrates the total value of a $10,000 investment from inception, with dividends and capital gains reinvested. The S&P MidCap 400 Index and Russell 2500 Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. Both indices are unmanaged. Investments cannot be made directly in an index.

The performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

OLD WESTBURY MID CAP EQUITY FUND

INVESTMENT ADVISER’S REPORT

(Concluded)

PORTFOLIO DIVERSIFICATION BY INDUSTRY

Old Westbury Mid Cap Equity Fund
10/31/05
Industry:
Consumer Discretionary	13.5%
Consumer Staples	3.5
Energy	4.6
Financials	13.1
Healthcare	15.2
Industrials	26.2
Information Technology	9.1
Materials	5.9
Telecommunication Services	1.1
Other*	7.8

100.0%

*	Includes cash and equivalents (including index-linked trusts), pending trades and fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY GLOBAL SMALL CAP FUND

INVESTMENT ADVISER’S REPORT

The total return of Old Westbury Global Small Cap Fund (the “Global Small Cap Fund” or “Portfolio”) from its launch on April 5, 2005 through October 31, 2005 was 6.9%, inline with the MSCI World Small Cap Index1 (“Index”) return of 7.6%.

We launched the Global Small Cap Fund during the fiscal year to offer diversification benefits to a balanced investment portfolio. Sub-advised by Dimensional Fund Advisors, the Portfolio is designed to provide long-term capital appreciation by investing in a broad portfolio of small-cap companies around the world. At the end of the fiscal year, 51.6% of the Portfolio was invested in the U.S., 39.0% in developed markets, and 9.4% in emerging markets. In total, we had exposure to 37 countries worldwide. The Portfolio is also widely diversified by sector. As of October 31, 2005, our largest overweights were in technology, health care, and materials; our largest underweights were in real estate, consumer discretionary, and financials.2

While the Portfolio returns were comparable to the Index during the period, there were notable differences between them. Unlike the Index, we had exposure to emerging markets that posted strong gains, including Brazil (1.2% of the Portfolio), South Africa (1.1%), and South Korea (1.7%). Our overweight in technology contributed positively to our performance, with favorable stock selection playing an important role. Our leaning toward smaller capitalization companies compared with the benchmark worked in our favor as well. Factors that detracted from our relative performance include our underweight of Japan (12.2%) and unfavorable stock selection within the industrials sector.

We continue to believe the small cap market offers strategic diversification benefits, and remain committed to pursuing a broad global strategy. As we anticipate the U.S. dollar will weaken in the years ahead, we are not currently employing a hedging strategy.

[1]	The Morgan Stanley Capital International World Small Cap Index (“MSCI World Small Cap Index”) is an unmanaged index representing the small cap segment in 23 of the world’s developed equity markets. Investments cannot be made directly in an index. Securities indices assume reinvestment of all distributions and interest payments and do not take into account fees or taxes.

[2]	The composition of the Global Small Cap Fund’s portfolio is subject to change.

OLD WESTBURY GLOBAL SMALL CAP FUND

INVESTMENT ADVISER’S REPORT

(Continued)

Cumulative Total Returns

For the Period Ended October 31, 2005

Old Westbury Global Small Cap Fund
Since Inception (April 5, 2005)	6.90%

MSCI World Small Cap Index
April 5, 2005 to October 31, 2005	7.56%

The chart above illustrates the total value of a $10,000 investment from inception, with dividends and capital gains reinvested. The MSCI World Small Cap Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged. Investments cannot be made directly in an index.

The performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

OLD WESTBURY GLOBAL SMALL CAP FUND

INVESTMENT ADVISER’S REPORT

(Concluded)

PORTFOLIO DIVERSIFICATION BY COUNTRY

Old Westbury Global Small Cap Fund
10/31/05
Country:
Australia	2.1%
Austria	0.3
Belgium	0.5
Brazil	1.2
Canada	2.3
Chile	0.3
Denmark	0.5
Finland	0.7
France	1.6
Germany	1.2
Greece	0.6
Hong Kong	0.8
Hungary	0.1
Indonesia	0.4
Ireland	0.4
Israel	0.6
Italy	0.8
Japan	11.1
Malaysia	0.6
Mexico	0.8
Netherlands	1.0
New Zealand	0.2
Norway	0.5
Philippines	0.1
Poland	0.3
Portugal	0.1
Singapore	0.4
South Africa	1.1
South Korea	1.2
Spain	0.4
Sweden	1.0
Switzerland	1.8
Taiwan	0.9
Thailand	0.3
Turkey	0.6
United Kingdom	6.9
Unites States	42.0
Other*	14.3

100.0%

*	Includes cash and equivalents (including government agencies and index-linked trusts), pending trades and fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY INTERNATIONAL FUND

INVESTMENT ADVISER’S REPORT

The total return of Old Westbury International Fund (the “International Fund” or “Portfolio”) for the fiscal year ended October 31, 2005 was 17.3%. In comparison, the MSCI EAFE Index (“Index”)1 was up 18.1%.

Thanks to low valuations, improving corporate fundamentals, and depreciating currencies, many non-U.S. markets surged in local currency terms during the year, outpacing the U.S. market significantly.

We believed Asian stock markets offered the most compelling investment opportunities. We significantly overweighted the region, with over 45% of our Portfolio invested in Asia compared with 32% for the Index at fiscal year end. We steadily built up our position in Japan during periods of weakness based on our view that valuations were attractive and the economic recovery was on solid ground. As of October 31, 2005, approximately 35% of our Portfolio was invested in Japan compared with 24% for the Index. This overweight initially hurt Portfolio returns, but more recently started paying off, with favorable stock selection playing an important role. Our underweight position in the U.K. (19%) also contributed positively to our performance. Factors that detracted from our returns include our avoidance of Australia (0%) and an overweight position in Hong Kong (8%).

We continue to find Asian stock markets relatively attractive. In Japan, we are focusing on stocks that we believe will be the likely beneficiaries of rising domestic demand and asset prices such as real estate, financial services, and machinery companies. In Hong Kong, we are focused on companies that should benefit both from a domestic economic upturn and from continued growth in China. We continue to expect sluggish growth in Continental Europe, and we are therefore maintaining our underweight of the region. However, within Europe we are overweight in Germany, where companies are making strides in restructuring their businesses. While we are maintaining our underweight of the U.K., we are finding some attractive investment opportunities among companies that can grow independent of the U.K.’s economic cycle. We are standing by our decision to avoid Australia given our concerns about valuation and the domestic economy.

[1]	The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is a standard unmanaged foreign equities index representing major non-U.S. stock markets, as monitored by Morgan Stanley Capital International. EAFE returns are in U.S. dollars. Investments cannot be made directly in an index. Securities indices assume reinvestment of all distributions and interest payments and do not take into account fees or taxes.

OLD WESTBURY INTERNATIONAL FUND

INVESTMENT ADVISER’S REPORT

(Continued)

In general, Asian currencies, including the yen, appear, in our view, to be undervalued. Although the U.S. dollar may experience some upward pressure in the short term as interest rates in the U.S. continue to rise faster than elsewhere, we anticipate it will depreciate over the longer term. In our opinion, the yen looks more attractive than the euro due to Japan’s relatively stronger fundamentals. We believe our Portfolio is well positioned to benefit from these trends.2

[2]	The composition of the International Fund’s portfolio is subject to change.

OLD WESTBURY INTERNATIONAL FUND

INVESTMENT ADVISER’S REPORT

(Continued)

Average Annual Total Returns

For the Period Ended October 31, 2005

Old Westbury International Fund
One Year	17.34%
Five Year	0.97%
Ten Year	3.97%

MSCI EAFE Index
One Year	18.09%
Five Year	3.04%
Ten Year	5.81%

The chart above illustrates the total value of a $10,000 investment for 10 years, with dividends and capital gains reinvested. The MSCI EAFE Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged. Investments cannot be made directly in an index.

The performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

OLD WESTBURY INTERNATIONAL FUND

INVESTMENT ADVISER’S REPORT

(Concluded)

PORTFOLIO DIVERSIFICATION BY COUNTRY

Old Westbury International Fund
10/31/05
Country:
Finland	1.4%
France	8.6
Germany	9.7
Hong Kong	8.1
Italy	1.1
Japan	35.2
Netherlands	2.2
Singapore	2.0
Spain	2.3
Sweden	0.4
Switzerland	7.3
United Kingdom	18.6
Other*	3.1

100.0%

*	Includes cash and equivalents, pending trades and fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FIXED INCOME FUND

INVESTMENT ADVISER’S REPORT

The total return of Old Westbury Fixed Income Fund (the “Fixed Income Fund” or “Portfolio”) for the fiscal year ended October 31, 2005 was 1.6%. In comparison, the Lehman Brothers Government/Credit Total Index1 (“Index”) was up 0.8%.

During the fiscal year, bonds came under pressure as inflationary pressures increased. The Federal Reserve pushed short-term rates higher throughout the year, raising the Fed Funds rate eight times for a total increase of 2.0%. In this environment, we believed portfolios with long durations were particularly at risk. We took steps during the fiscal year to shorten the duration of our portfolio by investing in a mix of short-term securities and long-term securities. As of October 31, 2005, our duration was 3.1 years compared with 5.1 years for the Index.

We also cut our exposure to inflation protected bonds, which appeared relatively less attractive to us amid rising interest rates. In addition, we minimized our exposure to corporate bonds based on our assessment that investors were not being fairly compensated for taking on credit risk. We also saw the potential for event risks (e.g. merger and acquisitions) that was not being priced into the market.

We outperformed the Index during the fiscal year because we had less interest rate exposure. Our barbell strategy worked in our favor as short- and intermediate-term rates rose while long-term rates actually fell. Our underweight of corporate bonds also contributed positively to our returns.

We continue to construct a protective portfolio given our expectation that the bond market will remain under pressure. We stand by our strategy of mixing very short-term and long-term securities and maintaining less-than-average credit exposure.

[1]	The Lehman Brothers Government/Credit Total Index is composed of all bonds that are investment grade: rated Baa or higher by Moody’s Investor Services (“Moody’s”) or BBB or higher by Standard & Poor’s (“S&P”), in unrated by Moody’s. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. This index is unmanaged, and investments cannot be made directly in an index.

OLD WESTBURY FIXED INCOME FUND

INVESTMENT ADVISER’S REPORT

(Continued)

Average Annual Total Returns

For the Period Ended October 31, 2005

Old Westbury Fixed Income Fund
One Year	1.55%
Five Year	5.33%
Since Inception (March 12, 1998)	5.16%

Lehman Brothers Government/Credit Total Index
One Year	0.83%
Five Year	6.57%
March 12, 1998 to October 31, 2005	6.00%

The chart above illustrates the total value of a $10,000 investment from inception, with dividends and capital gains reinvested. The Lehman Brothers Government/Credit Total Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged. Investments cannot be made directly in an index.

The performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

OLD WESTBURY FIXED INCOME FUND

INVESTMENT ADVISER’S REPORT

(Concluded)

PORTFOLIO ASSET ALLOCATION

Old Westbury Fixed Income Fund
10/31/05
U.S. Government Securities	94.5%
Corporate Bonds	2.9
Municipal Bonds	0.4
Other*	2.2

100.0%

*	Includes cash and equivalents, pending trades and fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY MUNICIPAL BOND FUND

INVESTMENT ADVISER’S REPORT

The total return of Old Westbury Municipal Bond Fund (the “Municipal Bond Fund” or “Portfolio”) for the fiscal year ended October 31, 2005 was 0.7%. In comparison, the Lehman Brothers Municipal Bond Index1 (“Index”) was up 2.5%.

During the fiscal year, bonds came under pressure as inflationary pressures increased. The Federal Reserve pushed short-term rates higher throughout the year, raising the Fed Funds rate 8 times for a total increase of 4.25%. In this environment, we believed portfolios with long durations were particularly at risk. We took steps during the year to shorten the duration of the portfolio by investing in a mix of very short-term securities and long-term securities (maturities between 10-15 years). As of October 31, 2005, our duration was 3.92 years compared with 5.31 years for the Index. We also focused on high-quality securities based on our assessment that investors were not being paid adequate yield premiums for taking additional risk. At the end of the fiscal year, the average credit quality of our portfolio was Aaa-Aa, compared with Aaa-Aa for the Index.

We underperformed the Index during the fiscal year because we avoided securities with maturities beyond 22 years. Although short-term rates moved up during the year, long-term rates did not. The spread between the shortest and longest maturities narrowed dramatically during the year, causing the yield curve to flatten. As a result, investments made in the far end of the yield curve performed the best.

We continue to construct a protective portfolio given our expectation that risks for portfolios with long durations remain unusually high. We plan to stay the course with our strategy of avoiding very long-term securities. We also remain focused on the highest quality securities.

[1]	The Lehman Brothers Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. To be included in the Lehman Brothers Municipal Bond Index, bonds must have a minimum credit rating from Moody’s of at least Baa. The bonds also must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. This index is unmanaged, and investments cannot be made directly in the index.

OLD WESTBURY MUNICIPAL BOND FUND

INVESTMENT ADVISER’S REPORT

(Continued)

Average Annual Total Returns

For the Period Ended October 31, 2005

Old Westbury Municipal Bond Fund
One Year	0.71%
Five Year	5.40%
Since Inception (March 6, 1998)	5.00%

Lehman Brothers Municipal Bond Index
One Year	2.54%
Five Year	5.98%
March 6, 1998 to October 31, 2005	5.46%

The chart above illustrates the total value of a $10,000 investment from inception, with dividends and capital gains reinvested. The Lehman Brothers Municipal Bond Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged. Investments cannot be made directly in an index.

The performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

OLD WESTBURY MUNICIPAL BOND FUND

INVESTMENT ADVISER’S REPORT

(Concluded)

PORTFOLIO DIVERSIFICATION BY STATE

Old Westbury Municipal Bond Fund
10/31/05
States:
Alabama	0.6%
Arizona	1.8
Arkansas	0.2
California	5.0
Colorado	0.9
Connecticut	1.0
Florida	5.0
Illinois	10.0
Indiana	8.8
Iowa	0.3
Kansas	1.9
Kentucky	0.1
Maine	0.3
Massachusetts	1.4
Michigan	9.9
Minnesota	0.4
Missouri	3.0
Nebraska	0.2
Nevada	1.1
New Jersey	3.0
New Mexico	1.1
New York	8.4
North Carolina	0.3
Ohio	5.9
Oregon	0.4
Pennsylvania	0.1
Puerto Rico	0.5
Rhode Island	0.5
South Carolina	5.7
Tennessee	1.5
Texas	7.0
Virginia	1.2
Washington	2.3
West Virginia	0.3
Wisconsin	4.8
Other*	5.1

100.0%

*	Includes cash and equivalents, pending trades and fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY REAL RETURN FUND

INVESTMENT ADVISER’S REPORT

The total return of Old Westbury Real Return Fund (the “Real Return Fund” or “Portfolio”) from its launch on April 28, 2005 through October 31, 2005 was 4.1%. In comparison, the Lehman Brothers U.S. TIPS Index1 was down (0.4%).

We launched the Real Return Fund during the fiscal year to offer diversification benefits to a balanced investment portfolio. The Portfolio is designed to benefit from periods of greater inflationary pressure by investing in a variety of commodities—including agricultural, industrial, energy, and precious metals—as well as real estate investment trusts, commodity-related equities, foreign currencies, and inflation-linked bonds. At the end of the fiscal year, 32.8% of the Portfolio was invested in commodities or commodity related instruments (including the full notional value of all commodity linked investments), 24.7% in non-U.S. stocks, 20.6% in bonds, 19.2% in U.S. stocks, and 2.7% in other holdings such as short-term government securities and foreign exchange.

A number of factors contributed to our relative performance. Positive factors include our overweight position in precious metals. Our selection of stocks tied precious metals—such as Placer Dome (4.3% of the Portfolio), Lihir Gold (2.1%), and Newcrest Mining (1.9%)—contributed positively to our performance. Favorable security selection in real estate and infrastructure also helped returns. In addition, our underweight of Treasury Inflation-Protected Securities (TIPS) worked in our favor. Factors that detracted from our performance include our overweight of agricultural products. Our large positions in corn (5.1%) and cotton (4.3%) did not play out in our favor because of higher-than-expected supply levels. Our underweight of energy, a sector that performed strongly during the year, also negatively affected returns. Unfavorable security selection in the materials sector, namely our position in Abitibi-Consolidated (1.4%) and Georgia Gulf (1.7%), detracted from returns as well.

Given the potential for higher inflation, strong global demand, and a depreciating U.S. dollar, our outlook for commodities remains bright. We are finding attractive opportunities in agricultural products, including corn, wheat, canola, and cotton, as well as industrial materials, such as paper and chemicals. As for energy, we are maintaining our underweight given our

[1]	The Lehman Brothers U.S. TIPS (Treasury Inflation-Protected Securities) Index tracks the performance of inflation-protected securities issued by the U.S. Treasury with at least one year to maturity and $200 million in par amount outstanding.

OLD WESTBURY REAL RETURN FUND

INVESTMENT ADVISER’S REPORT

(Continued)

expectation that commodity prices may fall. We are avoiding real estate, with the exception of select U.S. REITs with exposure to the apartment market and foreign equities. As for bonds, we continue to position the portfolio shorter than the benchmark.2

[2]	The composition of the Real Return Fund’s portfolio is subject to change.

OLD WESTBURY REAL RETURN FUND

INVESTMENT ADVISER’S REPORT

(Continued)

Cumulative Total Returns

For the Period Ended October 31, 2005

Old Westbury Real Return Fund
Since Inception (April 28, 2005)	4.10%

Lehman Brothers U.S. TIPS Index
April 28, 2005 to October 31, 2005	(0.36%	)

The chart above illustrates the total value of a $10,000 investment from inception, with dividends and capital gains reinvested. The Lehman Brothers U.S. TIPS Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged. Investments cannot be made directly in an index.

The performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

OLD WESTBURY REAL RETURN FUND

INVESTMENT ADVISER’S REPORT

(Concluded)

PORTFOLIO ASSET ALLOCATION

Old Westbury Real Return Fund
10/31/05
U.S. Government Securities	55.3%
Common Stocks	43.9
Other*	0.8

100.0%

*	Includes cash and equivalents, pending trades and fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY LARGE CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005

Shares	Security Description	Value
COMMON STOCKS—96.0%
	CONSUMER DISCRETIONARY—10.1%
52,600	eBay, Inc. (b)	$2,082,960
66,050	Federated Department Stores, Inc.	4,053,489
50,250	Lowe’s Cos., Inc.	3,053,693
159,200	McDonald’s Corp.	5,030,720
58,400	NIKE, Inc.—Class B	4,908,520
189,300	Viacom, Inc.—Class B	5,862,621
243,250	Walt Disney Co. (The)	5,928,002

		30,920,005

	CONSUMER STAPLES—9.7%
43,950	Altria Group, Inc.	3,298,448
16,000	Avon Products, Inc.	431,840
74,550	Coca-Cola Co. (The)	3,189,249
74,650	Hershey Foods Corp.	4,242,360
128,250	PepsiCo, Inc.	7,577,010
145,700	Procter & Gamble Co.	8,157,742
62,635	Wal-Mart Stores, Inc.	2,963,262

		29,859,911

	ENERGY—8.1%
70,300	Baker Hughes, Inc.	3,863,688
57,020	ConocoPhillips	3,727,968
129,090	Devon Energy Corp.	7,794,454
166,800	Exxon Mobil Corp.	9,364,152

		24,750,262

	FINANCIALS—19.1%
52,500	ACE Ltd.	2,735,250
56,000	Allstate Corp. (The)	2,956,240
122,300	American Express Co.	6,086,871
24,450	Ameriprise Financial, Inc. (b)	910,029
154,900	Bank of America Corp.	6,775,325
69,450	Citigroup, Inc.	3,179,421
96,050	Genworth Financial, Inc.	3,043,825
54,500	Goldman Sachs Group, Inc. (The)	6,887,164
32,250	Lehman Brothers Holdings, Inc.	3,859,358

See Notes to Financial Statements.

OLD WESTBURY LARGE CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Shares	Security Description	Value
COMMON STOCKS—Continued
	FINANCIALS—Continued
107,150	Mellon Financial Corp.	$3,395,584
76,800	Principal Financial Group	3,811,584
117,610	Prudential Financial, Inc.	8,560,831
210,900	U.S. Bancorp	6,238,422

		58,439,904

	HEALTH CARE—17.6%
84,330	Amgen, Inc. (b)	6,388,841
215,750	Baxter International, Inc.	8,248,123
143,900	Gilead Sciences, Inc. (b)	6,799,275
84,300	Johnson & Johnson	5,278,866
64,500	Medco Health Solutions, Inc. (b)	3,644,250
150,625	Medtronic, Inc.	8,534,412
185,360	Pfizer, Inc.	4,029,726
219,050	Schering-Plough Corp.	4,455,477
116,100	UnitedHealth Group, Inc.	6,721,029

		54,099,999

	INDUSTRIALS—9.9%
84,130	3M Co.	6,392,197
31,355	FedEx Corp.	2,882,465
188,550	General Electric Co.	6,393,730
34,100	Illinois Tool Works, Inc.	2,890,316
56,350	Northrop Grumman Corp.	3,023,178
86,500	Tyco International, Ltd.	2,282,735
124,220	United Technologies Corp.	6,370,002

		30,234,623

	INFORMATION TECHNOLOGY—16.0%
81,500	Adobe Systems, Inc.	2,628,375
125,050	Analog Devices, Inc.	4,349,239
169,100	Applied Materials, Inc.	2,769,858
333,550	Cisco Systems, Inc. (b)	5,820,448
177,500	Intel Corp.	4,171,250
28,600	International Business Machines Corp.	2,341,768
395,100	Microsoft Corp.	10,154,069

See Notes to Financial Statements.

OLD WESTBURY LARGE CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Concluded)

Shares	Security Description	Value
COMMON STOCKS—Continued
	INFORMATION TECHNOLOGY—Continued
358,060	Motorola, Inc.	$7,934,610
88,700	Network Appliance, Inc. (b)	2,426,832
57,200	QUALCOMM, Inc.	2,274,272
116,350	Yahoo!, Inc. (b)	4,301,460

		49,172,181

	MATERIALS—1.9%
90,290	Monsanto Co.	5,689,173

	TELECOMMUNICATION SERVICES—1.9%
253,700	Sprint Corp.	5,913,747

	UTILITIES—1.7%
139,200	P G & E Corp.	5,064,096

TOTAL COMMON STOCKS (Cost $248,734,440)		294,143,901

INVESTMENT COMPANY—3.1%
9,467,291	SEI Daily Income Government II Fund	9,467,291

TOTAL INVESTMENT COMPANY (Cost $9,467,291)		9,467,291

TOTAL INVESTMENTS (Cost $258,201,731) (a)—99.1%		303,611,192
OTHER ASSETS IN EXCESS OF LIABILITIES—0.9%		2,908,936

NET ASSETS—100.0%		$306,520,128

(a)	Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$53,161,742
Unrealized depreciation	(7,752,281)

Net unrealized appreciation	$45,409,461

Aggregate cost for federal income tax purposes is substantially the same.

(b)	Non-income producing security.

See Notes to Financial Statements.

OLD WESTBURY MID CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005

Shares	Security Description	Value
COMMON STOCKS—92.2%
	CONSUMER DISCRETIONARY—13.5%
579,000	Brinker International, Inc. (b)	$22,071,481
490,000	Dick’s Sporting Goods, Inc. (b)	14,665,700
103,781	Dollar Tree Stores, Inc. (b)	2,237,518
380,200	E.W. Scripps Co.—Class A (The)	17,413,160
406,000	Gentex Corp.	7,640,920
416,550	Lamar Advertising Co. (b)	18,586,461
155,200	Petco Animal Supplies, Inc. (b)	2,950,352
476,943	Tiffany & Co.	18,791,554

		104,357,146

	CONSUMER STAPLES—3.5%
266,300	BJ’s Wholesale Club, Inc. (b)	7,584,224
694,700	Cott Corp. (b)	10,288,507
230,700	Ralcorp Holdings, Inc. (b)	8,974,230

		26,846,961

	ENERGY—4.6%
337,000	Noble Energy, Inc.	13,496,850
358,000	Weatherford International, Ltd. (b)	22,410,800

		35,907,650

	FINANCIALS—13.1%
602,700	Arthur J. Gallagher & Co.	17,731,434
506,700	Associated Banc-Corp.	15,814,107
420,470	Federated Investors, Inc.—Class B	14,720,655
426,800	Protective Life Corp.	18,710,912
506,500	SEI Investments Co.	19,652,200
543,500	South Financial Group, Inc. (The)	14,984,295

		101,613,603

	HEALTH CARE—15.2%
222,700	C.R. Bard, Inc.	13,892,026
380,000	Celgene Corp. (b)	21,318,000

See Notes to Financial Statements.

OLD WESTBURY MID CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Shares	Security Description	Value
COMMON STOCKS—Continued
	HEALTH CARE—Continued
508,000	Community Health Systems, Inc. (b)	$18,851,880
248,000	Cooper Cos., Inc. (The)	17,072,320
354,500	Fisher Scientific International, Inc. (b)	20,029,250
143,800	Invitrogen Corp. (b)	9,144,242
491,000	Kinetic Concepts, Inc. (b)	17,626,900

		117,934,618

	INDUSTRIALS—26.2%
263,100	Avery-Dennison Corp.	14,904,615
156,200	Dover Corp.	6,088,676
245,500	Dun & Bradstreet Corp. (b)	15,545,060
332,020	Expeditors International of Washington, Inc.	20,143,653
503,300	Goodrich Corp.	18,154,031
774,100	Herman Miller, Inc.	21,218,081
654,800	Joy Global, Inc.	30,035,676
502,000	Manpower, Inc.	22,730,560
849,500	Thomas & Betts Corp. (b)	33,062,540
307,700	W.W. Grainger, Inc.	20,609,746

		202,492,638

	INFORMATION TECHNOLOGY—9.1%
218,500	CDW Corp.	12,312,475
553,500	Cognos, Inc. (b)	20,772,855
519,300	FactSet Research Systems, Inc.	18,211,851
635,000	Microchip Technology, Inc.	19,157,950

		70,455,131

	MATERIALS—5.9%
605,368	Allegheny Technologies, Inc.	17,380,115
885,500	Pactiv Corp. (b)	17,444,350
170,300	Vulcan Materials Co.	11,069,500

		45,893,965

See Notes to Financial Statements.

OLD WESTBURY MID CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Concluded)

Shares	Security Description	Value
COMMON STOCKS—Continued
	TELECOMMUNICATION SERVICES—1.1%
75,800	Telephone & Data Systems, Inc.—Special Shares	$2,740,170
75,800	Telephone and Data Systems, Inc.	2,866,756
50,500	U.S. Cellular Corp. (b)	2,575,500

		8,182,426

TOTAL COMMON STOCKS (Cost $612,410,239)		713,684,138

INDEX-LINKED TRUST—5.8%
	FINANCIALS—5.8%
356,500	S&P 400 Mid-Cap Depositary Receipt	45,275,500

TOTAL INDEX-LINKED TRUST (Cost $37,896,376)		45,275,500

INVESTMENT COMPANY—2.8%
21,744,990	Federated Trust for U.S. Treasury Obligations	21,744,990

TOTAL INVESTMENT COMPANY (Cost $21,744,990)		21,744,990

TOTAL INVESTMENTS (Cost $672,051,605) (a)—100.8%		780,704,628
LIABILITIES IN EXCESS OF OTHER ASSETS—(0.8%)		(6,153,790)

NET ASSETS—100.0%		$774,550,838

(a)	Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$137,753,853
Unrealized depreciation	(29,100,830)

Net unrealized appreciation	$108,653,023

Aggregate cost for federal income tax purposes is substantially the same.

(b)	Non-income producing security.

See Notes to Financial Statements.

OLD WESTBURY GLOBAL SMALL CAP FUND

SUMMARY PORTFOLIO OF INVESTMENTS

October 31, 2005

Shares	Security Description	Percentage of Net Assets	Value
COMMON STOCKS:		85.7%
	AUSTRALIA:
4,649,910	Other Securities	2.1	$10,763,402

	AUSTRIA:
35,674	Other Securities	0.3	1,732,001

	BELGIUM:
47,604	Other Securities	0.5	2,338,910

	BRAZIL:
370,000	Caemi Mineracao e Metalurgica SA	0.1	588,633
158,600,000	Embratel Participacoes SA (b)	0.1	381,999
236,000	Klabin SA	0.1	450,962
26,500	Metalurgica Gerdau SA	0.1	474,581
179,000	Sadia SA	0.1	442,270
234,708,608	Other Securities	0.7	3,445,280

		1.2	5,783,725

	CANADA:
1,343,927	Other Securities	2.3	11,634,039

	CHILE:
61,352,504	Other Securities	0.3	1,733,425

	DENMARK:
17,870	Sydbank A/S (b)	0.1	413,304
34,945	Other Securities	0.4	1,968,216

		0.5	2,381,520

	FINLAND:
22,250	Amer Sports Oyj	0.1	404,997
26,600	Rautaruukki Oyj	0.1	543,143
17,900	Uponor Oyj	0.1	385,876
164,615	Other Securities	0.4	2,233,858

		0.7	3,567,874

See Notes to Financial Statements.

OLD WESTBURY GLOBAL SMALL CAP FUND

SUMMARY PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Shares	Security Description	Percentage of Net Assets	Value
COMMON STOCKS—(Continued)
	FRANCE:
879,363	Other Securities	1.6%	$8,054,145

	GERMANY:
271,319	Other Securities	1.2	6,160,651

	GREECE:
30,590	Motor Oil Hellas Corinth Refineries SA	0.1	659,803
281,780	Other Securities	0.5	2,210,302

		0.6	2,870,105

	HONG KONG:
23,073,238	Other Securities	0.8	4,194,210

	HUNGARY:
28,701	Other Securities	0.1	619,603

	INDONESIA:
15,523,000	Other Securities	0.4	1,965,805

	IRELAND:
19,916	DCC Plc	0.1	373,490
419,606	Other Securities	0.3	1,622,007

		0.4	1,995,497

	ISRAEL:
523,596	Other Securities	0.6	2,807,902

	ITALY:
1,136,781	Other Securities	0.8	3,951,278

	JAPAN:
8,733,199	Other Securities	11.1	55,690,789

	MALAYSIA:
6,801,700	Other Securities	0.6	3,215,259

See Notes to Financial Statements.

OLD WESTBURY GLOBAL SMALL CAP FUND

SUMMARY PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Shares	Security Description	Percentage of Net Assets	Value
COMMON STOCKS—(Continued)
	MEXICO:
244,000	Corporacion GEO SA de CV (b)	0.2%	$753,694
163,500	Grupo Aeroportuario del Sureste SA de CV	0.1	530,820
2,069,399	Other Securities	0.5	2,603,132

		0.8	3,887,646

	NETHERLANDS:
152,816	Hagemeyer NV (b)	0.1	413,847
206,967	Other Securities	0.9	4,731,588

		1.0	5,145,435

	NEW ZEALAND:
298,284	Other Securities	0.2	840,413

	NORWAY:
354,428	Other Securities	0.5	2,337,080

	PHILLIPPINES:
5,758,000	Other Securities	0.1	547,769

	POLAND:
264,367	Other Securities	0.3	1,361,226

	PORTUGAL:
64,067	Other Securities	0.1	344,972

	SINGAPORE:
2,942,690	Other Securities	0.4	2,236,904

	SOUTH AFRICA:
1,965,272	Other Securities	1.1	5,523,815

	SOUTH KOREA:
410,493	Other Securities	1.2	5,790,412

	SPAIN:
258,056	Other Securities	0.4	2,225,658

See Notes to Financial Statements.

OLD WESTBURY GLOBAL SMALL CAP FUND

SUMMARY PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Shares	Security Description	Percentage of Net Assets	Value
COMMON STOCKS—(Continued)
	SWEDEN:
608,700	Other Securities	1.0%	$4,784,325

	SWITZERLAND:
5,281	Actelion NV (b)	0.1	594,062
10,619	Kudelski SA	0.1	376,485
9,000	Phonak Holding AG	0.1	375,291
669	Sika AG (b)	0.1	476,448
890	Sulzer AG	0.1	428,083
92,813	Other Securities	1.3	6,801,792

		1.8	9,052,161

	TAIWAN:
9,983,926	Other Securities	0.9	4,393,893

	THAILAND:
5,725,400	Other Securities	0.3	1,608,041

	TURKEY:
911,961	Other Securities	0.6	3,157,344

	UNITED KINGDOM:
61,980	Brixton Plc	0.1	411,342
38,584	Collins Stewart Tullett Plc	0.1	409,370
33,812	Greene King Plc	0.1	378,487
54,293	iSOFT Group Plc	0.1	383,147
92,523	Paladin Resources Plc	0.1	572,702
49,551	Redrow Plc	0.1	373,579
102,352	Taylor Nelson Sofres Plc	0.1	376,774
19,706	Wolverhampton & Dudley Brew Plc	0.1	402,114
9,825,737	Other Securities	6.1	31,356,563

		6.9	34,664,078

See Notes to Financial Statements.

OLD WESTBURY GLOBAL SMALL CAP FUND

SUMMARY PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Shares	Security Description	Percentage of Net Assets	Value
COMMON STOCKS—(Continued)
	UNITED STATES:
10,300	F5 Networks, Inc. (b)	0.1%	$535,908
5,600	Intuitive Surgical, Inc. (b)	0.1	496,887
28,000	NBTY, Inc.	0.1	560,279
28,800	Perot Systems Corp.— Class A (b)	0.1	399,167
28,524	Rent-A-Center, Inc.	0.1	514,001
15,200	Shaw Group, Inc. (The) (b)	0.1	407,361
6,600	Spinnaker Exploration Co. (b)	0.1	406,427
21,200	Sprectrum Brands, Inc.	0.1	438,839
10,450	United Surgical Partners International, Inc. (b)	0.1	374,632
12,510,724	Other Securities	41.1	206,699,188

		42.0	210,832,689

TOTAL COMMON STOCKS (Cost $405,007,101)			430,194,001

INDEX-LINKED TRUSTS:		7.0
125,000	iShares MSCI Germany Index Fund	0.5	2,362,500
476,500	iShares MSCI Japan Index Fund	1.1	5,770,415
42,100	iShares MSCI Pacific ex-Japan Index Fund	0.8	4,108,960
935,000	iShares MSCI Singapore Index Fund	1.4	7,162,100
67,000	iShares MSCI South Korea Index Fund	0.5	2,495,750
169,700	iShares MSCI Taiwan Index Fund	0.4	1,876,882
173,350	iShares Russell 2000 Growth Index Fund	2.3	11,418,565

TOTAL INDEX-LINKED TRUSTS (Cost $33,167,831)			35,195,172

See Notes to Financial Statements.

OLD WESTBURY GLOBAL SMALL CAP FUND

SUMMARY PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Shares or Principal Amount	Security Description	Percentage of Net Assets	Value
RIGHTS / WARRANTS:		0.0%
166,971	Other Rights	0.0	$72,816

TOTAL RIGHTS / WARRANTS (Cost $68,404)			72,816

INVESTMENT COMPANY:		1.1
5,707,175	Blackrock Temporary Cash Fund	1.1	5,707,175

TOTAL INVESTMENT COMPANY (Cost $5,707,175)			5,707,175

CASH SWEEP:		0.8
3,935,269	Citibank IIS Money Market Deposit	0.8	3,935,269

TOTAL CASH SWEEP (Cost $3,935,269)			3,935,269

U.S. GOVERNMENT AGENCIES:		5.6
	UNITED STATES:
	Fannie Mae:
$5,000,000	3.00%, 12/19/2005	1.0	4,973,735

	Federal Home Loan Bank:
5,000,000	3.90%, 11/23/2005	1.0	4,988,055
5,000,000	3.72%, 11/25/2005	1.0	4,986,965
5,000,000	3.72%, 12/09/2005	1.0	4,979,205

		3.0	14,954,225

	Federal Home Loan Mortgage Corp.:
8,000,000	3.94%, 12/13/2005	1.6	7,963,224

TOTAL U.S. GOVERNMENT AGENCIES (Cost $27,895,522)			27,891,184

TOTAL INVESTMENTS (Cost $475,781,302) (a)		100.2%	502,995,617
LIABILITIES IN EXCESS OF OTHER ASSETS		(0.2)%	(892,711)

NET ASSETS		100.0%	$502,102,906

See Notes to Financial Statements.

OLD WESTBURY GLOBAL SMALL CAP FUND

SUMMARY PORTFOLIO OF INVESTMENTS

October 31, 2005 (Concluded)

(a)	Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$50,464,534
Unrealized depreciation	(23,250,219)

Net unrealized appreciation	$27,214,315

Aggregate cost for federal income tax purposes is substantially the same.

(b)	Non-income producing security.

This Summary Portfolio of Investments does not reflect the complete portfolio holdings of the Old Westbury Global Small Cap Fund. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete Portfolio of Investments is available (i) without charge, upon request, by calling (800) 607-2200; and (ii) on the SEC’s website at http://www.sec.gov.

See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005

Shares	Security Description	Value
COMMON STOCKS—96.9%
	FINLAND—1.4%
	MATERIALS—0.7%
512,125	UPM-Kymmene Oyj	$9,898,596

	TELECOMMUNICATION SERVICES—0.7%
724,105	Nokia Oyj	12,043,543

		21,942,139

	FRANCE—8.6%
	CONSUMER DISCRETIONARY—1.7%
95,019	Accor SA	4,743,435
654,893	Vivendi Universal SA	20,623,338

		25,366,773

	ENERGY—1.2%
71,814	Total Fina Elf SA	18,019,762

	FINANCIALS—1.7%
281,831	BNP Paribas SA	21,360,555
187,890	Credit Agricole SA	5,504,854

		26,865,409

	INDUSTRIALS—1.0%
53,100	LVMH Moet Hennessy Louis Vuitton SA	4,298,165
126,720	Renault SA	10,971,002

		15,269,167

	INFORMATION TECHNOLOGY—0.6%
531,108	STMicroelectronics NV	8,738,092

	MATERIALS—1.3%
71,710	L’Air Liquide SA	13,035,526
75,575	Lafarge SA	6,212,487

		19,248,013

	TELECOMMUNICATION SERVICES—1.1%
637,192	France Telecom SA	16,553,615

		130,060,831

See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Shares	Security Description	Value
COMMON STOCKS—Continued
	GERMANY—9.7%
	CONSUMER STAPLES—0.3%
111,162	Metro AG	$5,029,810

	FINANCIALS—4.2%
149,844	Allianz AG	21,087,186
645,875	Commerzbank AG	16,864,325
213,663	Deutsche Bank AG	19,962,738
60,108	Muenchener Rueckver AG	7,051,447

		64,965,696

	HEALTH CARE—1.5%
164,801	Fresenius Medical Care AG	14,840,621
94,849	Merck KGaA	7,840,057

		22,680,678

	INDUSTRIALS—1.4%
119,724	DaimlerChrysler AG	5,981,035
201,944	Siemens AG	14,988,750

		20,969,785

	INFORMATION TECHNOLOGY—1.0%
87,636	SAP AG	14,999,101

	TELECOMMUNICATION SERVICES—1.3%
1,075,380	Deutsche Telekom AG	19,007,160

		147,652,230

	HONG KONG—8.1%
	INDUSTRIALS—6.1%
5,932,359	China Resources Enterprises Ltd.	8,762,773
12,256,682	Citic Pacific Ltd.	31,702,677
3,365,642	Hutchison Whampoa Ltd.	31,869,307
55,201,043	Sinotrans Ltd.—Class H	19,227,362

		91,562,119

See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Shares	Security Description	Value
COMMON STOCKS—Continued
	HONG KONG—Continued
	INFORMATION TECHNOLOGY—0.6%
73,539,763	Semiconductor Manufacturing International Corp. (b)	$9,771,654

	UTILITIES—1.4%
31,825,524	Huaneng Power International, Inc.—Class H	21,144,209

		122,477,982

	ITALY—1.1%
	ENERGY—1.1%
628,587	Eni SPA	16,842,263

	JAPAN—35.2%
	CONSUMER DISCRETIONARY—1.9%
200,744	Sega Sammy Holdings, Inc.	7,174,972
202,253	Sega Sammy Holdings, Inc. (b)	7,281,038
427,509	Seven & I Holdings Co. Ltd. (b)	13,957,679

		28,413,689

	FINANCIALS—11.7%
2,930	Mitsubishi Tokyo Financial Group, Inc.	36,502,277
1,763	Mizuho Financial Group, Inc.	11,693,754
1,150,927	Nomura Holdings, Inc.	17,463,159
3,531	NTT Urban Development Corp.	20,568,932
5,148	Resona Holdings, Inc. (b)	14,817,051
788,164	Sompo Japan Insurance, Inc.	11,782,845
1,920,661	Sumitomo Realty & Development Co. Ltd.	30,858,631
703,569	Suruga Bank Ltd.	8,571,706
263,529	Takefuji Corp.	18,362,576
2,282	Zephyr Co. Ltd.	7,489,681

		178,110,612

	HEALTH CARE—0.8%
996,551	Shionogi & Co. Ltd.	12,072,660

See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Shares	Security Description	Value
COMMON STOCKS—Continued
	JAPAN—Continued
	INDUSTRIALS—14.1%
614,071	Aeon Co. Ltd.	$12,662,346
2,194,857	Amada Co. Ltd.	16,632,562
542,810	Daikin Industries Ltd.	14,084,425
306,115	Honda Motor Co. Ltd.	16,674,707
1,521,823	Keio Electric Railway Co. Ltd.	8,760,387
388,363	Nidec Corp.	22,095,079
2,018,820	Nippon Express Co. Ltd.	10,979,578
1,203,100	Nishimatsu Construction Co. Ltd.	5,540,524
748,876	Ricoh Co. Ltd.	11,832,485
634,295	Sanken Electric Co. Ltd.	7,275,400
138,252	SMC Corp.	18,304,522
2,158,545	Sumitomo Corp.	23,924,074
2,825,843	Taisei Corp.	12,455,172
688,385	Toyota Motor Corp.	31,405,827

		212,627,088

	INFORMATION TECHNOLOGY—3.2%
47,652	DTS Corp.	1,518,936
115,208	Nomura Research Institute Ltd.	11,858,337
223,815	Sony Corp.	7,230,384
719,934	Sumitomo Electric Industries Ltd.	9,414,379
363,205	Tokyo Electron Ltd.	18,130,604

		48,152,640

	MATERIALS—1.8%
1,163,123	Hitachi Construction Machinery Co. Ltd.	21,985,313
1,036,342	NSK Ltd.	6,019,136

		28,004,449

	TELECOMMUNICATION SERVICES—1.7%
682,670	COMSYS Holdings Corp.	7,654,303

See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Shares	Security Description	Value
COMMON STOCKS—Continued
	JAPAN—Continued
	TELECOMMUNICATION SERVICES—Continued
10,147	NTT DoCoMo, Inc.	$17,436,206

		25,090,509

		532,471,647

	NETHERLANDS—2.2%
	FINANCIALS—1.6%
430,153	ABN Amro Holding NV	10,169,821
507,338	ING Groep—NV CVA	14,620,954

		24,790,775

	INFORMATION TECHNOLOGY—0.6%
326,745	Philips Electronics NV	8,535,495

		33,326,270

	SINGAPORE—2.0%
	FINANCIALS—1.7%
4,995,196	City Developments Ltd.	25,958,264

	TELECOMMUNICATION SERVICES—0.3%
3,131,250	Singapore Telecommunications Ltd.	4,308,381

		30,266,645

	SPAIN—2.3%
	FINANCIALS—1.4%
1,174,141	Banco Bilbao Vizcaya Argentaria SA	20,696,466

	TELECOMMUNICATION SERVICES—0.9%
882,490	Telefonica SA	14,075,087

		34,771,553

See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Shares	Security Description	Value
COMMON STOCKS—Continued
	SWEDEN—0.4%
	INDUSTRIALS—0.4%
141,829	Sandvik AB	$6,824,099

	SWITZERLAND—7.3%
	FINANCIALS—1.7%
241,669	Credit Suisse Group	10,677,308
85,812	Zurich Financial Services AG	14,639,300

		25,316,608

	HEALTH CARE—2.5%
408,676	Novartis AG—Registered	21,987,340
118,036	Roche Holding AG—Genusschein	17,636,721

		39,624,061

	INDUSTRIALS—2.0%
284,436	Adecco SA	12,136,524
58,802	Nestle SA—Registered	17,517,431

		29,653,955

	MATERIALS—1.1%
158,067	Syngenta AG	16,947,137

		111,541,761

	UNITED KINGDOM—18.6%
	CONSUMER DISCRETIONARY—0.8%
1,868,608	WH Smith Plc	12,236,036

	CONSUMER STAPLES—1.2%
819,604	British American Tobacco Plc	18,030,012

	ENERGY—2.8%
2,296,841	BP Plc	25,365,086
150,987	Cairn Energy Plc (b)	4,614,798
1,296,099	National Grid Plc	11,847,570

		41,827,454

See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Shares	Security Description	Value
COMMON STOCKS—Continued
	UNITED KINGDOM—Continued
	FINANCIALS—5.8%
778,950	Amlin Plc	$3,056,990
772,882	Barclays Plc	7,659,881
1,158,349	Britannic Group Plc	12,156,678
1,597,126	HSBC Holdings Plc	25,114,088
1,538,933	Prudential Plc	12,909,781
6,607,380	Royal & Sun Alliance Insurance Group Plc	11,255,138
463,293	Royal Bank of Scotland Group Plc (The)	12,823,698
140,169	Standard Charter Plc	2,942,100

		87,918,354

	HEALTH CARE—1.7%
989,330	GlaxoSmithKline Plc	25,720,759

	INDUSTRIALS—2.1%
783,160	Charter Plc (b)	5,377,780
2,801,853	Tesco Plc	14,913,232
565,400	Wolseley Plc	11,497,321

		31,788,333

	MATERIALS—1.8%
830,642	Bunzl Plc	8,305,828
9,449,057	Corus Group Plc	7,985,142
2,278,147	Imperial Chemical Industries Plc	11,591,521

		27,882,491

	TELECOMMUNICATION SERVICES—2.4%
5,513,386	Cable & Wireless Plc	11,269,929
9,700,413	Vodafone Group Plc	25,451,052

		36,720,981

		282,124,420

TOTAL COMMON STOCKS (Cost $1,273,662,630)		1,470,301,840

See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Concluded)

Shares	Security Description	Value
INVESTMENT COMPANY—0.9%
14,404,842	Federated Trust for U.S. Treasury Obligations	$14,404,842

TOTAL INVESTMENT COMPANY (Cost $14,404,842)		14,404,842

TOTAL INVESTMENTS (Cost $1,288,067,472) (a)—97.8%		1,484,706,682
OTHER ASSETS IN EXCESS OF LIABILITIES—2.2%		33,878,187

NET ASSETS—100.0%		$1,518,584,869

(a)	Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$232,737,635
Unrealized depreciation	(36,098,425)

Net unrealized appreciation	$196,639,210

Aggregate cost for federal income tax purposes is substantially the same.

(b)	Non-income producing security.

See Notes to Financial Statements.

OLD WESTBURY FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005

Principal Amount	Security Description	Value
U.S. GOVERNMENT AGENCIES—62.3%
	FANNIE MAE—2.8%
$874	8.00%, 09/01/2006	$884
2,000,000	7.25%, 01/15/2010, Series B	2,187,690
22,814	7.50%, 08/01/2025, Pool #250322	24,144

		2,212,718

	FEDERAL AGRICULTURAL MORTGAGE CORP.—0.7%
500,000	5.90%, 03/03/2009, MTN	517,934

	FEDERAL FARM CREDIT BANK—2.0%
155,000	6.50%, 11/22/2005	155,192
1,450,000	3.90%, 05/15/2007	1,449,703

		1,604,895

	FEDERAL HOME LOAN BANKS—56.1%
3,700,000	3.67%, 11/02/2005	3,699,597
7,300,000	3.67%, 11/04/2005	7,297,620
650,000	3.63%, 11/15/2005	649,817
35,000	4.38%, 11/15/2005	34,994
10,200,000	6.50%, 11/15/2005, Series K805	10,208,161
1,700,000	3.72%, 11/25/2005	1,695,568
1,650,000	3.92%, 01/11/2006	1,637,016
45,000	2.00%, 02/13/2006, Series 444	44,699
850,000	5.38%, 02/15/2006	852,268
5,200,000	2.50%, 03/13/2006	5,164,822
50,000	2.60%, 05/11/2006	49,533
1,550,000	4.75%, 05/15/2006, Series 6F06	1,552,675
2,450,000	5.38%, 05/15/2006	2,462,289
395,000	5.25%, 08/15/2006	397,231
300,000	3.00%, 10/12/2006	295,586
4,495,000	4.88%, 11/15/2006, Series TV06	4,507,163
500,000	6.50%, 11/15/2006, Series TD06	509,603
1,100,000	4.88%, 02/15/2007, Series 2807	1,103,351

See Notes to Financial Statements.

OLD WESTBURY FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Principal Amount	Security Description	Value
U.S. GOVERNMENT AGENCIES—Continued
	FEDERAL HOME LOAN BANKS—Continued
$700,000	4.88%, 05/15/2007, Series IH07	$702,476
1,000,000	6.63%, 11/15/2010, Series ID10	1,078,465

		43,942,934

	GOVERNMENT NATIONAL MORTGAGE ASSOC.—0.3%
223,286	8.50%, 10/15/2017, Pool #780291	241,770
562	9.00%, 02/15/2020, Pool #285639	615

		242,385

	PRIVATE EXPORT FUNDING—0.4%
300,000	5.34%, 03/15/2006, Series M	301,133

TOTAL U.S. GOVERNMENT AGENCIES (Cost $48,779,728)		48,821,999

U.S. GOVERNMENT SECURITIES—32.2%
	U.S. TREASURY BONDS—17.6%
6,000,000	6.00%, 02/15/2026	6,897,654
6,540,000	5.25%, 02/15/2029	6,938,273

		13,835,927

	U.S. TREASURY NOTES—14.6%
1,025,000	5.75%, 11/15/2005	1,025,681
500,000	6.88%, 05/15/2006	506,836
2,300,000	7.00%, 07/15/2006	2,341,687
925,000	6.50%, 10/15/2006	942,742
1,900,000	6.13%, 08/15/2007	1,956,331
2,250,000	4.75%, 11/15/2008	2,269,599
1,000,000	4.25%, 01/15/2010 (b)	1,286,765
500,000	5.75%, 08/15/2010	527,461
500,000	3.00%, 07/15/2012 (b)	583,986

		11,441,088

TOTAL U.S. GOVERNMENT SECURITIES (Cost $24,086,184)		25,277,015

See Notes to Financial Statements.

OLD WESTBURY FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Principal Amount or Shares	Security Description	Value
CORPORATE BONDS—2.9%
	CONSUMER DISCRETIONARY—0.4%
$274,539	Wal-Mart Stores, Inc., Series 92A1, 7.49%, 06/21/2007	$282,665

	FINANCIALS—1.4%
500,000	General Motors Acceptance Corp., MTN, 6.75%, 01/15/2006	500,511
390,000	John Deere Capital Corp., 5.13%, 10/19/2006	391,351
252,000	Natural Rural Utilities Cooperative Finance Corp., 5.75%, 11/01/2008	258,116

		1,149,978

	INDUSTRIALS—1.1%
837,472	3M Employee Stock Ownership Plan Trust *, 5.62%, 07/15/2009	849,314

TOTAL CORPORATE BONDS (Cost $2,246,197)		2,281,957

MUNICIPAL BONDS—0.4%
	NEW YORK—0.0%
25,000	New York State Dormitory Authority Revenue Bonds, Taxable, Series B, 2.60%, 12/15/2007	23,939

	TEXAS—0.4%
320,000	Texas State GO, Taxable, 6.15%, 12/01/2006	322,819

TOTAL MUNICIPAL BONDS (Cost $339,728)		346,758

INVESTMENT COMPANY—0.8%
610,900	SEI Daily Income Government II Fund	610,900

TOTAL INVESTMENT COMPANY (Cost $610,900)		610,900

See Notes to Financial Statements.

OLD WESTBURY FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Concluded)

Pricipal Amount or Shares	Security Description	Value
TOTAL INVESTMENTS (Cost $76,062,737) (a)—98.6%		$77,338,629
OTHER ASSETS IN EXCESS OF LIABILITIES—1.4%		1,101,507

NET ASSETS—100.0%		$78,440,136

(a)	Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$1,529,513
Unrealized depreciation	(253,621)

Net unrealized appreciation	$1,275,892

Aggregate cost for federal income tax purposes is substantially the same.

(b)	Inflation protected security.

*	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board.

GO—General Obligations

MTN—Medium Term Note

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005

Principal Amount	Security Description	Value
MUNICIPAL BONDS—94.9%
	ALABAMA—0.6%
$110,000	Alabama State Public School & College Revenue Bonds, Series C, 5.00%, 05/01/2013, (FSA)	$116,654
400,000	Alabama Water Pollution Control Authority Revenue Bonds, 5.50%, 08/15/2014, (AMBAC)	430,264

		546,918

	ARIZONA—1.8%
800,000	Arizona State Transportation Board Grant Anticipation Revenue Bonds, Series A, 5.00%, 07/01/2014	859,848
850,000	University of Arizona Certificates of Participation, 5.00%, 06/01/2018, (AMBAC)	900,388

		1,760,236

	ARKANSAS—0.2%
200,000	Beaver Water District, Benton & Washington County Revenue Bonds, 3.00%, 11/15/2006, (AMBAC)	199,878

	CALIFORNIA—5.0%
1,155,000	Alameda GO, 5.00%, 08/01/2033, (MBIA)	1,192,919
785,000	Capistrano Unified School District Community Facilities Special Tax, 5.00%, 09/01/2018, (FGIC)	833,796
500,000	Los Altos School District GO, Series B, 5.00%, 08/01/2017	523,835
100,000	Los Angeles Unified School District GO, Series A-1, 5.00%, 07/01/2017	106,425
500,000	San Jose Unified School District GO, Santa Clara County, Series A, 5.25%, 08/01/2016, (FSA)	542,715

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Principal Amount	Security Description	Value
MUNICIPAL BONDS—Continued
	CALIFORNIA—Continued
$1,500,000	Vacaville Unified School District GO, 5.00%, 08/01/2020, (MBIA)	$1,587,674
150,000	Vista Unified School District GO, 5.00%, 08/01/2017, (FSA)	160,622

		4,947,986

	COLORADO—0.9%
330,000	Colorado Water Reserve & Power Development Revenue Bonds, Series C, 5.00%, 09/01/2015, (MBIA)	353,562
485,000	Longmont Sales & Use Tax Revenue Bonds, 5.63%, 11/15/2017	525,197

		878,759

	CONNECTICUT—1.0%
1,000,000	Connecticut State GO, Series B, 2.40%, 12/01/2007, (MBIA)*	1,000,000

	FLORIDA—5.0%
200,000	Clearwater Housing Authority Revenue Bonds, 4.95%, 06/01/2007, (FSA)	204,452
500,000	Florida State Department Transportation Turnpike Revenue Bond, Series A, 5.00%, 07/01/2029	520,180
250,000	Florida State Division of Bond Finance Department General Services Revenue Bonds, Series A, 5.38%, 07/01/2010, (FGIC)	268,345
2,775,000	Jacksonville Transportation Revenue Bonds, Series A, 2.65%, 10/01/2032, (XLCA)*	2,775,000
1,000,000	Miami-Dade County School Board, Series B, 2.65%, 08/01/2027, (AMBAC)*	1,000,000
150,000	Port Orange Water & Sewer Revenue Bonds, 5.00%, 10/01/2016, (AMBAC)	160,082

		4,928,059

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Principal Amount	Security Description	Value
MUNICIPAL BONDS—Continued
	ILLINOIS—10.0%
$400,000	Chicago Board of Education, Chicago School Reformatory GO, 6.75%, 12/01/2008, (AMBAC)	$438,708
1,000,000	Chicago Board of Education, Series B-1, 2.60%, 03/01/2032, (CIFG)*	999,999
225,000	Chicago Neighborhoods Alive 21 Program GO, Series A, 5.88%, 01/01/2019, (FGIC)	250,317
575,000	Cook County GO, Series A, 5.00%, 11/15/2022, (FGIC)	592,331
150,000	Cook County School District No. 100 Berwyn South GO, Series D, 5.00%, 12/01/2012, (FSA)	160,691
285,000	Cook County School District No. 100 Berwyn South GO, Series D, 5.00%, 12/01/2013, (FSA)	306,535
150,000	Cook County School District No. 153 Homewood GO, Series A, 5.00%, 12/01/2009	158,477
150,000	Du Page County Community Unit School District No. 202 Lisle GO, 5.55%, 12/30/2017, (FSA)	162,141
100,000	Du Page County High School District No. 087 Glenbard Township GO, Series A, 4.50%, 12/01/2005	100,118
260,000	Freeport Sewer System Improvements GO, 5.55%, 12/01/2014, (AMBAC)	286,900
100,000	Gail Borden Public Library District GO, 4.63%, 12/15/2008, (FGIC)	103,560
1,450,000	Illinois Financial Authority Revenue Bonds, Series C-4, 2.56%, 08/15/2038, (FSA)*	1,449,999
500,000	Illinois State GO, First Series, 5.50%, 08/01/2015	535,655

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Principal Amount	Security Description	Value
MUNICIPAL BONDS—Continued
	ILLINOIS—Continued
$400,000	Illinois State Sales Tax Revenue Bonds, Series Z, 5.00%, 06/15/2012	$422,612
210,000	Kane County Community Unit School District No. 304 Geneva GO, 6.10%, 06/01/2006, (FGIC)	213,707
100,000	Piatt, Champaign & De Witt Counties Community School District No. 025 GO, Series B, 4.60%, 10/01/2012, (MBIA)	104,881
100,000	Rockford GO, Series A, 5.38%, 12/15/2013, (FSA)	107,565
2,000,000	Rosemont GO, Series A, 5.00%, 12/01/2019, (FGIC)	2,096,019
200,000	University of Illinois Certificates of Participation, U I-Intergrate Project, 5.00%, 10/01/2014, (AMBAC)	212,702
250,000	Will County School District No. 122 GO, Series B, 5.20%, 11/01/2016, (FGIC)	265,165
720,000	Will County School District No. 161 GO, 5.00%, 01/01/2017, (FGIC)	766,770

		9,734,852

	INDIANA—8.8%
150,000	Avon Two Thousand School Building Corp., First Mortgage Revenue Bonds, 5.00%, 07/15/2006, (FGIC)	152,015
315,000	East Allen Multiple School Building Corp., First Mortgage Revenue Bonds, 5.00%, 07/10/2014, (FSA)	330,860
115,000	East Allen Multiple School Building Corp., First Mortgage Revenue Bonds, 5.13%, 07/10/2015, (FSA)	121,156

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Principal Amount	Security Description	Value
MUNICIPAL BONDS—Continued
	INDIANA—Continued
$460,000	Franklin Community Multiple School Building Corp., First Mortgage Revenue Bonds, 5.13%, 07/15/2012, (FSA)	$490,949
75,000	Franklin Township School Building Corp., Marion County, First Mortgage Revenue Bonds, 5.75%, 07/15/2010	82,285
505,000	Hammond Independent School Building Corp., First Mortgage Revenue Bonds, 5.00%, 07/15/2023, (MBIA)	525,362
175,000	Huntington Countywide School Building Corp. II, First Mortgage Revenue Bonds, 5.38%, 07/15/2016, (MBIA)	189,009
1,000,000	Indian Health Facility Financing Authority Revenue Bonds, Series A, 2.70%, 03/01/2033, (MBIA)*	999,999
485,000	Indiana Bond Bank, Special Program—South Bend Revenue Bonds, Series E, 5.00%, 09/01/2016, (MBIA)	509,265
250,000	Indiana Bond Bank, Special Project Revenue Bonds, Series A, 6.25%, 02/01/2011, (AMBAC)	278,203
1,000,000	Indiana Health Facilities Finance Authority Revenue Bonds, Series E-4, 2.58%, 11/15/2036, (AMBAC)*	999,999
275,000	Indianapolis-Marion County Public Library GO, Series A, 4.60%, 07/01/2018	281,320
145,000	Lebanon Middle School Building Corp., First Mortgage Revenue Bonds, 5.05%, 07/15/2011, (FSA)	154,941
700,000	Mount Vernon of Hancock County Multiple School Building Corp., First Mortgage Revenue Bonds, Series A, 5.25%, 01/15/2014, (State Aid Withholding)	760,129

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Principal Amount	Security Description	Value
MUNICIPAL BONDS—Continued
	INDIANA—Continued
$170,000	Noblesville Elementary Intermediate School Building Corp., First Mortgage GO, 5.30%, 07/15/2009, (FSA)	$180,950
205,000	Noblesville Elementary Intermediate School Building Corp., First Mortgage GO, 5.50%, 07/15/2012, (FSA)	222,890
500,000	Noblesville Industrial Redevelopment Authority, Economic Development Revenue Bonds, 5.00%, 07/15/2016, (AMBAC)	526,054
460,000	Noblesville Southeastern Public Library Building Corp., First Mortgage Revenue Bonds, 5.00%, 07/15/2014, (FGIC)	490,199
160,000	Northern Wells Community School Building Corp., First Mortgage Revenue Bonds, 5.00%, 01/15/2016, (FGIC)	167,874
370,000	Northern Wells Community School Building Corp., First Mortgage Revenue Bonds, 5.00%, 07/15/2016, (FGIC)	388,208
200,000	Sunman-Dearborn High School Building Corp. Revenue Bonds, 5.00%, 07/15/2017, (MBIA Student Aid Withholding)	211,780
500,000	Westfield Independent Multi-School Building Corp. First Mortgage Revenue Bonds, Series A, 5.00%, 07/15/2023, (FSA)	518,250
135,000	Westfield-Washington Elementary Building Corp., First Mortgage Revenue Bonds, 4.75%, 01/15/2011, (FGIC)	142,100

		8,723,797

	IOWA—0.3%
250,000	Iowa City Packaging Facilities Revenue Bonds, 5.88%, 07/01/2015, (MBIA)	269,243

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Principal Amount	Security Description	Value
MUNICIPAL BONDS—Continued
	KANSAS—1.9%
$385,000	Johnson County Water District No. 001 Water Revenue Bonds, 5.00%, 12/01/2013	$409,421
1,310,000	Wyandotte County Unified School District No. 202 GO, Series A, 5.25%, 09/01/2015, (AMBAC)	1,435,222

		1,844,643

	KENTUCKY—0.1%
120,000	Hopkins County Detention Facility Project GO, 5.63%, 02/01/2016, (FGIC)	131,503

	MAINE—0.3%
250,000	Maine Municipal Bond Bank Revenue Bonds, Series B, 5.25%, 11/01/2015	268,300

	MASSACHUSETTS—1.4%
260,000	Lawrence GO, 4.63%, 03/15/2014, (MBIA—State Aid Withholding)	270,267
1,000,000	Massachusetts State Special Obligation Consolidation Loan Revenue Bonds, Series A, 5.50%, 06/01/2016, (FGIC)	1,119,150

		1,389,417

	MICHIGAN—9.9%
130,000	Central Montcalm Public Schools GO, 5.35%, 05/01/2011, (MBIA Q-SBLF)	138,861
275,000	Clarkston Community Schools GO, 5.00%, 05/01/2015, (Q-SBLF)	291,561
345,000	Clintondale Community Schools, 5.00%, 05/01/2020, (MBIA Q-SBLF)	362,837
250,000	Detroit Water Supply System Revenue Bonds, Senior Lien, Series A, 5.00%, 07/01/2013, (FGIC)	263,965

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Principal Amount	Security Description	Value
MUNICIPAL BONDS—Continued
	MICHIGAN—Continued
$240,000	Dundee Community School District School Building & Site GO, 5.38%, 05/01/2014, (Q-SBLF)	$259,601
250,000	Dundee Community School District School Building & Site GO, 5.38%, 05/01/2019, (Q-SBLF)	270,418
325,000	East Lansing School District School Building & Site GO, 5.35%, 05/01/2016, (Q-SBLF)	351,208
150,000	Galesburg-Augusta Community Schools GO, 5.38%, 05/01/2014, (Q-SBLF)	162,251
1,375,000	Michigan State Hospital Financial Authority Revenue Bonds, Series B-3, 2.60%, 11/15/2026, (MBIA)*	1,374,999
750,000	Michigan State Trunk Line Revenue Bonds, Series A, 5.25%, 11/01/2013	818,430
260,000	Mount Clemens Community School District GO, 5.00%, 05/01/2018, (FSA Q-SBLF)	274,895
245,000	Portage Public School Building & Site GO, 5.00%, 05/01/2014, (FSA)	259,754
150,000	St. John’s Public Schools GO, 5.00%, 05/01/2013, (FGIC Q-SBLF)	155,730
1,740,000	Stockbridge Community Schools GO, 5.00%, 05/01/2021, (FSA Q-SBLF)	1,814,819
150,000	Van Buren County GO, 5.00%, 05/01/2015, (AMBAC)	157,307
375,000	Warren Transportation Fund GO, 5.00%, 06/01/2016	390,375
915,000	West Bloomfield School District GO, 5.00%, 05/01/2016, (FSA)	980,715
500,000	Wyoming Building Authority GO, 5.00%, 05/01/2020, (MBIA)	525,060

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Principal Amount	Security Description	Value
MUNICIPAL BONDS—Continued
	MICHIGAN—Continued
$190,000	Wyoming Sewer Disposal System Revenue Bonds, 5.00%, 06/01/2017, (MBIA)	$202,806
245,000	Wyoming Sewer Disposal System Revenue Bonds, 5.00%, 06/01/2018, (MBIA)	258,142
400,000	Zeeland Public Schools GO, 5.00%, 05/01/2020, (Q-SBLF)	414,960

		9,728,694

	MINNESOTA—0.4%
400,000	Minnesota Public Facilities Authority Water Pollution Control Revenue Bonds, Series A, 5.13%, 03/01/2013	423,200

	MISSOURI—3.0%
2,925,000	Missouri State Health & Educational Facilities Authority Revenue Bonds, Series C-5, 2.63%, 11/15/2026, (MBIA)*	2,925,000

	NEBRASKA—0.2%
185,000	Douglas County School District No. 054 Ralston Public School GO, 4.60%, 12/15/2012, (FSA)	192,123

	NEVADA—1.1%
500,000	Washoe County GO, 5.00%, 06/01/2017, (MBIA)	508,540
525,000	Washoe County School District GO, 5.13%, 06/01/2011, (FGIC)	552,652

		1,061,192

	NEW JERSEY—3.0%
185,000	Evesham Municipal Utilities Authority Revenue Bonds, Series A, 4.00%, 07/01/2013, (AMBAC)	186,393

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Principal Amount	Security Description	Value
MUNICIPAL BONDS—Continued
	NEW JERSEY—Continued
$495,000	Gloucester County Authority Lease Revenue Bonds, Series A, 5.00%, 12/01/2018, (AMBAC)	$525,002
105,000	New Jersey State Educational Facilities Authority, Drew University Revenue Bonds, Series C, 4.00%, 07/01/2013, (FGIC)	106,171
1,000,000	New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series B, 5.25%, 12/15/2018	1,084,910
960,000	Pleasantville School District GO, 5.00%, 02/15/2021, (MBIA)	1,013,942

		2,916,418

	NEW MEXICO—1.1%
1,000,000	New Mexico Finance Authority, State Office Building Tax Revenue Bonds, Series A, 5.00%, 06/01/2015	1,052,070

	NEW YORK—8.4%
1,000,000	Long Island Power Authority Electric System Revenue Bonds, Series H, 2.40%, 05/01/2033, (XLCA)*	1,000,000
1,000,000	New York State Energy Research & Development Authority Revenue Bonds, Series C, 2.50%, 08/01/2032, (MBIA)*	1,000,000
1,000,000	New York State Housing Finance Agency Service Contract Revenue Bonds, Series M, 2.60%, 09/15/2021, (AMBAC)*	1,000,000
1,350,000	New York State Urban Development Corp. Revenue Bonds, Series B-8, 2.60%, 01/01/2030, (AMBAC)*	1,350,000
1,500,000	New York State Urban Development Corp. Revenue Bonds, Series B-9, 2.55%, 01/01/2030, (AMBAC)*	1,500,000

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Principal Amount	Security Description	Value
MUNICIPAL BONDS—Continued
	NEW YORK—Continued
$100,000	Sherrill School District GO, 5.00%, 06/15/2014, (FGIC—State Aid Withholding)	$106,417
100,000	Triborough Bridge & Tunnel Authority Revenue Bonds, Series B, 5.00%, 11/15/2007	103,535
1,500,000	Triborough Bridge & Tunnel Authority Revenue Bonds, Series D-3, 2.45%, 11/01/2032, (AMBAC)*	1,500,000
400,000	Webster Central School District GO, 5.00%, 06/15/2014, (FSA—State Aid Withholding)	430,708
300,000	William Floyd Union Free School District, Mastics-Moriches-Shirley GO, 5.00%, 06/15/2012, (MBIA—State Aid Withholding)	322,692

		8,313,352

	NORTH CAROLINA—0.3%
300,000	Brunswick County GO, 5.00%, 05/01/2015, (FGIC)	321,804

	OHIO—5.9%
100,000	Cincinnati GO, 5.00%, 12/01/2012	105,350
300,000	Cincinnati GO, 5.00%, 12/01/2015	316,365
2,475,000	Franklin County Hospital Revenue Bonds, Series B-1, 2.64%, 11/15/2031, (MBIA)*	2,474,999
1,000,000	Franklin County Hospital Revenue Bonds, Series B-2, 2.69%, 11/15/2031, (MBIA)*	1,000,000
320,000	Licking Heights Local School District GO, Series A, 5.00%, 12/01/2016, (MBIA)	343,136
335,000	Licking Heights Local School District GO, Series A, 5.00%, 12/01/2017, (MBIA)	357,579
350,000	Licking Heights Local School District GO, Series A, 5.00%, 12/01/2018, (MBIA)	371,599

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Principal Amount	Security Description	Value
MUNICIPAL BONDS—Continued
	OHIO—Continued
$420,000	Lorain City School District, Classroom Facilities Improvement GO, 5.00%, 12/01/2012, (MBIA—School District Credit Program)	$451,009
310,000	Ohio State Parks & Recreation Facilities Revenue Bonds, Series II-A, 5.25%, 02/01/2017, (FSA)	336,189
100,000	Wellston City School District GO, 5.80%, 12/01/2013	112,832

		5,869,058

	OREGON—0.4%
335,000	Oregon State Department of Administrative Services GO, 5.00%, 12/01/2013	356,313

	PENNSYLVANIA—0.1%
115,000	New Castle Area School District GO, 4.40%, 03/01/2011, (MBIA—State Aid Withholding)	119,249

	PUERTO RICO—0.5%
500,000	Puerto Rico Housing Finance Authority, Single Family Revenue Bonds, 5.00%, 12/01/2012, (HUD Loan)	538,810

	RHODE ISLAND—0.5%
500,000	Rhode Island State Economic Development Corp. Department of Transportation Revenue Bonds, Series A, 5.00%, 06/15/2014, (FSA)	532,865

	SOUTH CAROLINA—5.7%
150,000	McCormick County School District GO, 5.00%, 03/01/2012, (SCSDE)	160,992
900,000	Richland County School District No. 001 GO, 4.75%, 03/01/2014, (SCSDE)	954,567

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Principal Amount	Security Description	Value
MUNICIPAL BONDS—Continued
	SOUTH CAROLINA—Continued
$2,250,000	South Carolina Jobs—Economic Development Authority Hospital Facilities Revenue Bonds, Series B-2, 2.70%, 02/01/2033, (AMBAC)*	$2,250,000
1,000,000	South Carolina Transportation Infrastructure Bank Revenue Bonds, Series B-2, 2.80%, 10/01/2031, (XLCA)*	1,000,000
1,250,000	South Carolina Transportation Infrastructure Bank Revenue Bonds, Series B-3, 2.70%, 10/01/2031, (XLCA)*	1,250,000

		5,615,559

	TENNESSEE—1.5%
120,000	Kingsport GO, 5.00%, 03/01/2014, (AMBAC)	128,923
100,000	Kingsport GO, 5.00%, 03/01/2015, (AMBAC)	106,580
900,000	Kingsport Water & Sewer GO, Series B, 5.00%, 03/01/2014, (AMBAC)	966,924
275,000	Robertson County GO, 4.50%, 06/01/2014, (MBIA)	285,967

		1,488,394

	TEXAS—7.0%
1,260,000	Aledo Independent School District GO, Series A, 5.00%, 02/15/2020, (PSF-GTD)	1,318,980
110,000	Alief Independent School District GO, 5.00%, 02/15/2013, (PSF-GTD)	116,313
750,000	Allen Independent School District GO, 5.00%, 02/15/2021, (PSF-GTD)	782,498
500,000	Edcouch Elsa Independent School District GO, 5.00%, 02/15/2017, (PSF-GTD)	529,275

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Principal Amount	Security Description	Value
MUNICIPAL BONDS—Continued
	TEXAS—Continued
$350,000	Frisco Independent School District School Building GO, Series B, 5.50%, 07/15/2013, (MBIA)	$385,938
240,000	Garland GO, 4.50%, 02/15/2019	241,291
700,000	Grapevine GO, Series A, 5.00%, 08/15/2017, (MBIA)	740,985
470,000	Gregory Portland Independent School District GO, 5.50%, 08/15/2019, (PSF-GTD)	511,261
100,000	Klein Independent School District GO, 5.00%, 08/01/2018, (PSF-GTD)	105,304
255,000	Laredo GO, 5.38%, 08/15/2020, (FGIC)	272,386
220,000	McKinney GO, 5.20%, 08/15/2014, (FGIC)	230,351
150,000	San Antonio GO, 5.25%, 08/01/2013	162,581
295,000	San Felipe Del Rio Independent School District GO, 5.38%, 08/15/2016, (PSF-GTD)	319,287
635,000	Texas State Public Finance Authority Park & Wildlife GO, 5.90%, 10/01/2017	693,147
105,000	Waller Independent School District GO, 5.13%, 02/15/2027, (PSF-GTD)	109,637
380,000	Ysleta Independent School District Public Facility Corp. Lease Revenue Bonds, 5.50%, 11/15/2010, (AMBAC)	410,134

		6,929,368

	VIRGINIA—1.2%
1,100,000	Newport News GO, Series C, 5.00%, 05/01/2017	1,177,209

	WASHINGTON—2.3%
400,000	King County School District No. 403 Renton GO, 4.00%, 12/01/2005, (FSA—School Board Guaranty)	400,348

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Principal Amount	Security Description	Value
MUNICIPAL BONDS—Continued
	WASHINGTON—Continued
$250,000	Snohomish County School District No. 006 Mukilteo GO, 5.35%, 12/01/2015, (School Board Guaranty)	$270,855
500,000	Snohomish County School District No. 015 Edmonds GO, Series A, 5.00%, 12/01/2015, (FSA-School Board Guaranty)	536,830
440,000	Washington State, Motor Vehicle Fuel Tax GO, Series R4B, 5.00%, 07/01/2014, (MBIA)	468,763
575,000	Washington State, Motor Vehicle Fuel Tax GO, Series R4B, 5.00%, 07/01/2015, (MBIA)	611,029

		2,287,825

	WEST VIRGINIA—0.3%
275,000	West Virginia University Revenue Bonds, Series A, 5.50%, 04/01/2017, (MBIA)	307,401

	WISCONSIN—4.8%
135,000	Cedarburg School District GO, Series B, 5.00%, 03/01/2013, (FSA)	144,555
145,000	Cedarburg School District GO, Series B, 5.00%, 03/01/2014, (FSA)	155,263
150,000	Door County GO, Series A, 5.25%, 09/01/2020, (FGIC)	160,755
100,000	Elmbrook School District GO, 3.90%, 04/01/2013	99,870
100,000	Fond Du Lac GO, 4.75%, 03/01/2015, (FGIC)	104,470
200,000	Fond Du Lac GO, 4.75%, 03/01/2016, (FGIC)	207,938
500,000	Fond Du Lac Promissory Notes GO, 4.40%, 05/01/2011, (FGIC)	512,705
130,000	Menomonee Falls Water Systems Mortgage Revenue Bonds, 4.60%, 12/01/2010, (FSA)	136,165
500,000	Milwaukee GO, Series B6, 5.00%, 10/01/2013	533,605

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Principal Amount or Shares	Security Description	Value
MUNICIPAL BONDS—Continued
	WISCONSIN—Continued
$95,000	Oak Creek-Franklin Joint School District GO, 4.30%, 04/01/2007, (FGIC)	$96,508
520,000	Osceola School District School Building GO, Series A, 5.13%, 05/01/2017, (FGIC)	544,414
775,000	Outagamie County GO, 5.50%, 04/01/2014	839,232
220,000	Two Rivers Public School District GO, 5.75%, 03/01/2012, (FSA)	240,632
505,000	Verona Area School District GO, Series A, 5.50%, 10/01/2012, (MBIA)	538,365
435,000	Waterford Graded Joint School District No. 1 GO, 4.75%, 04/01/2017, (FSA)	452,417

		4,766,894

TOTAL MUNICIPAL BONDS (Cost $92,930,834)		93,546,389

INVESTMENT COMPANY—3.8%
3,786,272	SEI Tax-Exempt Trust Money Market Fund	3,786,272

TOTAL INVESTMENT COMPANY (Cost $3,786,272)		3,786,272

TOTAL INVESTMENTS (Cost $96,717,106) (a)—98.7%		97,332,661
OTHER ASSETS IN EXCESS OF LIABILITIES—1.3%		1,319,334

NET ASSETS—100.0%		$98,651,995

(a)	Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$1,120,503
Unrealized depreciation	(504,948)

Net unrealized appreciation	$615,555

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Concluded)

Aggregate cost for federal income tax purposes is substantially the same.

*	Variable rate security. Rate represents the rate in effect as of October 31, 2005. Maturity reflects final maturity date.

AMBAC—Insured by AMBAC Indemnity Corp

CIFG—CDC IXIS Financial Guaranty

FGI—Insured by Financial Guaranty Insurance Corp.

FSA—Insured by Financial Security Assurance Inc.

GO—General Obligations

HUD—Insured by Department of Housing & Urban Development

MBIA—Insured by Municipal Bond Insurance Assoc.

PSF-GTD—Permanent School Fund Guarantee

Q-SBLF—Qualified-School Bond Loan Fund

SCSDE—South Carolina State Department of Education

XLCA—XL Capital Insurance

See Notes to Financial Statements.

OLD WESTBURY REAL RETURN FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005

Shares	Security Description	Value
	COMMON STOCKS—43.9%
	ENERGY—5.3%
362,000	BJ Services Co.	$12,579,500
177,000	Helmerich & Payne, Inc.	9,805,800
176,000	Murphy Oil Corp.	8,245,600
111,000	Occidental Petroleum Corp.	8,755,680
150,000	Smith International, Inc.	4,860,000

		44,246,580

	FINANCIALS—3.1%
1,092,000	Mitsubishi Estate Co. Ltd.	16,071,793
600	Nippon Residential Investment Corp.	3,366,269
211,000	Town & Country Trust (The)	6,245,600

		25,683,662

	INDUSTRIALS—11.8%
11,000,000	Allgreen Properties Ltd.	8,509,508
500,000	Chicago Bridge & Iron Co. N.V.—ADR	11,150,000
4,000,000	Eldorado Gold Corp. (b)	12,223,874
1,717,000	Graftech International Ltd. (b)	8,413,300
350,000	Lindsay Manufacturing Co.	7,192,500
264,400	Maritrans, Inc.	7,884,408
4,017,000	Neptune Orient Lines Ltd.	7,211,338
4,200,000	Taisei Corp.	18,511,900
350,000	Tsakos Energy Navigation Ltd.—ADR	12,015,500
650,000	Westshore Terminals Income Fund	6,324,949

		99,437,277

	MATERIALS—23.7%
3,738,000	Abitibi-Consolidated, Inc.—ADR	11,662,560
362,251	Bowater, Inc.	9,599,652
536,000	Caraustar Industries, Inc. (b)	4,679,280
306,000	Freeport-McMoran Copper & Gold, Inc.—Class B	15,122,520
500,000	Georgia Gulf Corp.	14,550,000

See Notes to Financial Statements.

OLD WESTBURY REAL RETURN FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Shares or Principal Amount	Security Description	Value
COMMON STOCKS—Continued
	MATERIALS—Continued
703,500	Lihir Gold Ltd.—ADR (b)	$17,925,180
1,173,691	Newcrest Mining Ltd.	15,967,511
445,000	NOVA Chemicals Corp.	15,935,450
1,825,000	Placer Dome, Inc.	36,408,749
665,000	Rock-Tenn Co.—Class A	9,223,550
1,779,000	Smurfit-Stone Container Corp. (b)	18,786,240
1,008,000	Vedanta Resources Plc	10,123,885
1,269,000	Votorantim Celulose e Papel S.A.—ADR	15,189,930
628,000	Wellman, Inc.	4,107,120

		199,281,627

TOTAL COMMON STOCKS (Cost $338,962,752)		368,649,146

U.S. GOVERNMENT AGENCIES—34.7%
	FEDERAL FARM CREDIT BANK—6.0%
$3,500,000	3.93%, 6/20/2006 (d)	3,501,043
5,000,000	3.75%, 8/1/2006	5,000,000
25,000,000	3.885%, 3/20/2007	24,996,800
1,000,000	3.78%, 4/4/2007	1,001,128
10,000,000	3.90%, 6/20/2007	9,999,740
5,840,000	3.96%, 9/24/2007	5,839,615

		50,338,326

	FEDERAL HOME LOAN BANKS—28.7%
16,400,000	3.72%, 11/1/2005	16,400,000
13,600,000	3.70%, 11/4/2005	13,595,566
21,500,000	6.50%, 11/15/2005	21,517,200
30,000,000	3.83%, 11/16/2005	29,951,130
50,000,000	3.80%, 11/18/2005	49,907,700

See Notes to Financial Statements.

OLD WESTBURY REAL RETURN FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

Shares or Principal Amount	Security Description	Value
U.S. GOVERNMENT AGENCIES—Continued
	FEDERAL HOME LOAN BANKS—Continued
$20,500,000	3.75%, 12/23/2005	$20,383,335
31,445,000	2.125%, 2/10/2006	31,262,399
57,200,000	2.00%, 2/13/2006	56,817,560
1,000,000	3.53%, 6/12/2006	999,016

		240,833,906

TOTAL U.S. GOVERNMENT AGENCIES (Cost $291,210,315)		291,172,232

U.S. GOVERNMENT SECURITIES—20.6%
	U.S. TREASURY NOTES—20.6%
84,000,000	0.875%, 4/15/2010 (c)	83,688,771
61,000,000	1.875%, 7/15/2013 (c)	64,875,543
23,000,000	2.00%, 1/15/2014	24,514,952

TOTAL U.S. GOVERNMENT SECURITIES (Cost $178,104,896)		173,079,266

CASH SWEEP—0.2%
1,991,568	Citibank IIS Money Market Deposit	1,991,568

TOTAL CASH SWEEP (Cost $1,991,568)		1,991,568

TOTAL INVESTMENTS (Cost $810,269,531) (a)—99.4%		834,892,212
OTHER ASSETS IN EXCESS OF LIABILITIES—0.6%		4,680,523

NET ASSETS—100.0%		$839,572,735

See Notes to Financial Statements.

OLD WESTBURY REAL RETURN FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Continued)

(a)	Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$49,055,899
Unrealized depreciation	(24,433,218)

Net unrealized appreciation	$24,622,681

Aggregate cost for federal income tax purposes is substantially the same.

(b)	Non-income producing security.
(c)	Inflation protected security.
(d)	Serves as collateral for futures contracts.

ADR—American Depositary Receipt

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement with AIG Financial Products Corp. based on the Dow Jones Total Return Index, expiring 06/02/06 (Underlying notional amount at value $(41,089,605)	380,000	$3,089,605
Commodity Index Swap Agreement with AIG Financial Products Corp. based on the Dow Jones Gold Index, expiring 06/02/06 (Underlying notional amount at value $(15,691,921)	150,000	691,921
Commodity Index Swap Agreement with AIG Financial Products Corp. based on the Dow Jones Wheat Index, expiring 06/02/06 (Underlying notional amount at value $(6,541,610)	75,000	(958,390)
Commodity Index Swap Agreement with AIG Financial Products Corp. based on the Dow Jones Coffee Index, expiring 10/20/06 (underlying notional amount at value $(15,230,366)	140,000	1,230,366
Commodity Index Swap Agreement with AIG Financial Products Corp. based on the Dow Jones Corn Index, expiring 06/02/06 (Underlying notional amount at value $(6,157,235)	75,000	(1,342,765)

		$2,710,737

See Notes to Financial Statements.

OLD WESTBURY REAL RETURN FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005 (Concluded)

At October 31, 2005, the Real Return Fund’s open long futures contracts were as follows:

Number of Contracts	Contract Type	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
7,170	Canola	01/20/06	$31,828,038	$(843,830)
3,728	Corn	12/14/05	43,229,300	(6,648,300)
1,390	Cotton	12/07/05	36,333,740	(284,090)
700	Orange Juice	01/21/06	12,121,448	426,053
1,009	Palladium	12/28/05	19,811,985	3,107,450
200	Coffee	12/19/05	6,843,750	405,000
700	Soybean	01/19/06	20,820,938	(660,938)
1,050	Wheat	12/14/05	17,732,500	(1,090,000)

			$188,721,699	$(5,588,655)

Futures collateralized by cash and U.S. government agencies.

At October 31, 2005, the Real Return Fund’s written option contracts were as follows:

Number of Contracts	Description	Expiration Date / Exercise Price	Value	Unrealized Depreciation
Written Put Options:
122	Corn Futures	December 2005 / 240	$266,875	$(139,518)

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2005

	Large Cap Equity Fund	Mid Cap Equity Fund	Global Small Cap Fund	International Fund
Assets:
Investments, at value	$303,611,192	$780,704,628	$502,995,617	$1,484,706,682
Foreign currency (Cost $1,946,136; $52,008,882, respectively)	—	—	1,947,141	51,189,390
Cash	54	1	—	92
Accrued income receivable	146,061	185,307	419,649	2,902,949
Receivable for fund shares sold	120,200	767,350	1,074,880	2,296,600
Receivable for investments sold	4,770,144	28,763,783	1,291,300	1,669,021
Unrealized appreciation on foreign currency contracts	—	—	—	507,469
Receivable for withholding taxes on dividends	—	—	51,919	912,814
Prepaid expenses	15,189	65,562	18,402	35,566

Total Assets	308,662,840	810,486,631	507,798,908	1,544,220,583

Liabilities:
Payable for fund shares redeemed	53,300	150,849	76,574	571,980
Payable for investments purchased	1,775,798	34,977,338	4,988,083	22,903,307
Unrealized depreciation on foreign currency contracts	—	—	—	404,372
Accrued expenses and other payables:
Investment advisory	178,642	448,211	355,554	956,018
Administration	17,741	45,665	29,079	88,616
Shareholder services and 12b-1	38,280	98,534	62,745	191,212
Custody	25,520	65,688	26,887	191,212
Directors	497	1,397	728	2,382
Other	52,934	148,111	156,352	326,615

Total Liabilities	2,142,712	35,935,793	5,696,002	25,635,714

Net Assets	$306,520,128	$774,550,838	$502,102,906	$1,518,584,869

Net Assets consist of:
Paid in capital	$301,809,650	$610,302,892	$473,500,144	$1,389,594,401
Accumulated net investment income/(loss)	531,162	—	951,240	11,130,668
Accumulated net realized gain/(loss) on investments, futures and foreign currency translations	(41,230,145)	55,594,923	438,397	(77,980,757)
Net unrealized appreciation on investments, futures and swap agreements	45,409,461	108,653,023	27,214,315	196,639,210
Net unrealized appreciation/(depreciation) on foreign currency translations	—	—	(1,190)	(798,653)

Net Assets	$306,520,128	$774,550,838	$502,102,906	$1,518,584,869

Net Asset Value, Maximum Offering Price and Redemption Proceeds per Share	$12.20	$16.11	$10.69	$11.23

Shares of Capital Stock Outstanding	25,119,863	48,087,089	46,970,213	135,268,438

Investments, at cost	$258,201,731	$672,051,605	$475,781,302	$1,288,067,472

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2005 (Concluded)

	Fixed Income Fund	Municipal Bond Fund	Real Return Fund
Assets:
Investments, at value	$77,338,629	$97,332,661	$834,892,212
Foreign currency (Cost $37,511)	—	—	37,287
Cash(a)	80	36	2,969,825
Accrued income receivable	1,067,957	1,089,325	2,067,633
Receivable for fund shares sold	109,000	86,000	1,741,720
Receivable for investments sold	—	218,131	—
Unrealized appreciation on foreign currency contracts	—	—	1,898,460
Unrealized appreciation on swap agreements	—	—	5,011,892
Prepaid expenses	53,050	11,642	23,826

Total Assets	78,568,716	98,737,795	848,642,855

Liabilities:
Options written (Premiums received $127,357)	—	—	266,875
Payable for fund shares redeemed	2,725	—	140,165
Payable for investments purchased	58,903	—	2,487,551
Unrealized depreciation on foreign currency contracts	—	—	1,661,889
Unrealized depreciation on swap contracts	—	—	2,301,155
Net payable for variation margin on futures contracts	—	—	1,232,069
Accrued expenses and other payables:
Investment advisory	26,330	35,746	593,996
Administration	4,576	5,779	48,579
Shareholder services and 12b-1	9,874	12,469	104,823
Custody	6,582	8,313	4,193
Directors	131	145	1,205
Other	19,459	23,348	227,620

Total Liabilities	128,580	85,800	9,070,120

Net Assets	$78,440,136	$98,651,995	$839,572,735

Net Assets consist of:
Paid in capital	$76,854,358	$96,168,872	$812,857,420
Accumulated net investment income/(loss)	1,075,347	959,925	6,807,365
Accumulated net realized gain/(loss) on investments, futures and foreign currency translations	(765,461)	907,643	(1,930,359)
Net unrealized appreciation on investments, futures and swap agreements	1,275,892	615,555	21,605,246
Net unrealized appreciation/(depreciation) on foreign currency translations	—	—	233,063

Net Assets	$78,440,136	$98,651,995	$839,572,735

Net Asset Value, Maximum Offering Price and Redemption Proceeds per Share	$10.78	$11.20	$10.41

Shares of Capital Stock Outstanding	7,278,176	8,810,386	80,629,730

Investments, at cost	$76,062,737	$96,717,106	$810,269,531

(a)	Includes margin deposits segregated for futures contracts in the Real Return Fund of $2,969,819.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

STATEMENTS OF OPERATIONS

For the Period Ended October 31, 2005

	Large Cap Equity Fund	Mid Cap Equity Fund	Global Small Cap Fund(a)	International Fund
Investment Income:
Interest	$20,032	$251,291	$473,214	$193,160
Dividends	5,248,604	7,220,608	3,904,539	30,189,978
Foreign tax withholding	—	—	(212,336)	(2,174,662)

Total Investment Income	5,268,636	7,471,899	4,165,417	28,208,476

Expenses:
Investment advisory	1,978,591	5,063,872	2,006,944	8,657,523
Custody	363,101	973,616	161,925	2,039,494
Administration	231,864	621,603	171,431	916,170
Shareholder services and 12b-1	701,021	1,881,391	354,167	2,753,339
Accounting	3,418	3,632	62,458	30,799
Registration	17,449	26,145	52,098	72,287
Insurance premiums	13,530	35,766	3,154	23,937
Printing and postage	6,601	19,154	6,720	30,862
Legal	37,184	95,223	68,055	199,439
Audit	22,835	52,654	27,868	92,845
Transfer agent	5,272	26,630	2,628	16,588
Directors	38,077	104,208	15,330	133,014
Miscellaneous	10,085	24,016	12,142	40,169

Net expenses	3,429,028	8,927,910	2,944,920	15,006,466

Net Investment Income/(Loss)	1,839,608	(1,456,011)	1,220,497	13,202,010

Net Realized and Unrealized Gain/(Loss):
Net realized gains/(losses) on investments, futures and swap agreements	2,194,443	63,062,964	438,397	62,748,076
Net realized losses on foreign currency transactions	—	—	(269,257)	(2,071,342)
Net change in unrealized appreciation/(depreciation) on investments, futures and swap agreements	14,264,660	5,714,720	27,214,315	105,682,590
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies and foreign currency contracts	—	—	(1,190)	(1,141,485)

Net Realized and Unrealized Gain/(Loss)	16,459,103	68,777,684	27,382,265	165,217,839

Net Increase in Net Assets Resulting from Operations	$18,298,711	$67,321,673	$28,602,762	$178,419,849

(a)	For the period from April 7, 2005 (commencement of operations) to October 31, 2005.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

STATEMENTS OF OPERATIONS

For the Period Ended October 31, 2005 (Concluded)

	Fixed Income Fund	Municipal Bond Fund	Real Return Fund(b)
Investment Income:
Interest	$3,123,975	$3,282,480	$8,812,162
Dividends	15,221	81,855	2,364,445
Foreign tax withholding	—	—	(110,431)

Total Investment Income	3,139,196	3,364,335	11,066,176

Expenses:
Investment advisory	349,591	418,698	2,983,213
Custody	93,888	112,227	23,153
Administration	59,948	71,684	252,160
Shareholder services and 12b-1	181,333	216,296	526,450
Accounting	7,579	27,148	2,344
Registration	15,566	16,992	84,254
Insurance premiums	20,982	9,495	3,132
Printing and postage	1,698	1,951	10,938
Legal	9,501	11,955	112,895
Audit	9,481	11,233	45,322
Transfer agent	8,327	2,578	2,802
Directors	10,010	11,679	24,824
Miscellaneous	5,449	5,849	18,568

Total expenses	773,353	917,785	4,090,055
Less fees waived:
Waiver of investment advisory fee (See Note 3F)	(6,442)	(3,262)	—

Net expenses	766,911	914,523	4,090,055

Net Investment Income/(Loss)	2,372,285	2,449,812	6,976,121

Net Realized and Unrealized Gain/(Loss):
Net realized gains/(losses) on investments, futures, options and swap agreements	454,322	907,713	(1,930,359)
Net realized losses on foreign currency transactions	—	—	(168,756)
Net change in unrealized appreciation/(depreciation) on investments, futures, options and swap agreements	(1,644,548)	(2,840,167)	21,605,246
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies and foreign currency contracts	—	—	233,063

Net Realized and Unrealized Gain/(Loss)	(1,190,226)	(1,932,454)	19,739,194

Net Increase in Net Assets Resulting from Operations	$1,182,059	$517,358	$26,715,315

(b)	For the period from April 29, 2005 (commencement of operations) to October 31, 2005.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Equity Fund		Mid Cap Equity Fund
	For the Year Ended October 31, 2005	For the Year Ended October 31, 2004	For the Year Ended October 31, 2005	For the Year Ended October 31, 2004
From Operations:
Net investment income/(loss)	$1,839,608	$(9,756)	$(1,456,011)	$(1,832,550)
Net realized gains on investments	2,194,443	8,893,200	63,062,964	27,252,694
Net change in unrealized appreciation on investments	14,264,660	2,147,286	5,714,720	11,869,090

Net increase in net assets from operations	18,298,711	11,030,730	67,321,673	37,289,234

Distributions to Shareholders:
From net investment income	(1,308,446)	—	—	—

Net decrease in net assets from distributions	(1,308,446)	—	—	—

From Capital Stock Transactions:
Net proceeds from sale of capital stock	86,261,393	90,632,093	131,166,737	192,683,788
Reinvestment of dividends	637,260	—	—	—
Net cost of capital stock redeemed	(87,413,459)	(40,611,907)	(234,605,228)	(93,058,504)

Net increase/(decrease) in net assets resulting from capital stock transactions	(514,806)	50,020,186	(103,438,491)	99,625,284

Net Increase/(Decrease) in Net Assets	16,475,459	61,050,916	(36,116,818)	136,914,518

Net Assets:
Beginning of year	290,044,669	228,993,753	810,667,656	673,753,138

End of year	$306,520,128	$290,044,669	$774,550,838	$810,667,656

Accumulated net investment income/(loss)	$531,162	$—	$—	$—

Share Transactions:
Issued	7,153,676	7,900,838	8,298,675	13,146,837
Reinvested	53,194	—	—	—
Redeemed	(7,276,683)	(3,562,464)	(14,896,835)	(6,390,798)

Net Increase/(Decrease) in Shares	(69,813)	4,338,374	(6,598,160)	6,756,039

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Continued)

	Global Small Cap Fund	International Fund
	For the Period Ended October 31, 2005(a)	For the Year Ended October 31, 2005	For the Year Ended October 31, 2004
From Operations:
Net investment income	$1,220,497	$13,202,010	$7,013,544
Net realized gains on investments	438,397	62,748,076	43,077,610
Net realized gains/(losses) on foreign currency transactions	(269,257)	(2,071,342)	3,259,874
Net change in unrealized appreciation on investments	27,214,315	105,682,590	24,631,175
Net change in unrealized depreciation on foreign currency translations	(1,190)	(1,141,485)	(1,233,137)

Net increase in net assets from operations	28,602,762	178,419,849	76,749,066

Distributions to Shareholders:
From net investment income	—	(10,257,320)	(5,747,620)

Net decrease in net assets from distributions	—	(10,257,320)	(5,747,620)

From Capital Stock Transactions:
Net proceeds from sale of capital stock	485,782,526	680,099,984	279,509,335
Reinvestment of dividends	—	5,220,741	2,897,191
Net cost of capital stock redeemed	(12,282,382)	(129,004,911)	(77,991,100)

Net increase in net assets resulting from capital stock transactions	473,500,144	556,315,814	204,415,426

Net Increase in Net Assets	502,102,906	724,478,343	275,416,872

Net Assets:
Beginning of period	—	794,106,526	518,689,654

End of period	$502,102,906	$1,518,584,869	$794,106,526

Accumulated net investment income	$951,240	$11,130,668	$10,257,320

Share Transactions:
Issued	48,160,926	64,967,332	29,681,960
Reinvested	—	508,812	321,553
Redeemed	(1,190,713)	(12,276,251)	(8,294,559)

Net Increase in Shares	46,970,213	53,199,893	21,708,954

(a)	For the period from April 7, 2005 (commencement of operations) to October 31, 2005.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Continued)

	Fixed Income Fund		Municipal Bond Fund
	For the Year Ended October 31, 2005	For the Year Ended October 31, 2004	For the Year Ended October 31, 2005	For the Year Ended October 31, 2004
From Operations:
Net investment income	$2,372,285	$2,152,890	$2,449,812	$2,170,312
Net realized gains on investments	454,322	296,278	907,713	572,547
Net change in unrealized appreciation/(depreciation) on investments	(1,644,548)	(284,629)	(2,840,167)	978,747

Net increase in net assets from operations	1,182,059	2,164,539	517,358	3,721,606

Distributions to Shareholders:
From net investment income	(2,591,725)	(2,686,488)	(2,295,193)	(2,085,946)
From capital gains	(30,061)	(532,097)	(572,618)	(1,216,092)

Net decrease in net assets from distributions	(2,621,786)	(3,218,585)	(2,867,811)	(3,302,038)

From Capital Stock Transactions:
Net proceeds from sale of capital stock	19,714,346	19,021,787	46,396,376	34,641,785
Reinvestment of dividends	1,619,308	1,944,115	1,140,302	1,390,874
Net cost of capital stock redeemed	(19,734,796)	(28,684,575)	(35,057,252)	(29,604,178)

Net increase/(decrease) in net assets resulting from capital stock transactions	1,598,858	(7,718,673)	12,479,426	6,428,481

Net increase/(decrease) in Net Assets	159,131	(8,772,719)	10,128,973	6,848,049

Net Assets:
Beginning of year	78,281,005	87,053,724	88,523,022	81,674,973

End of year	$78,440,136	$78,281,005	$98,651,995	$88,523,022

Accumulated net investment income	$1,079,766	$912,652	$959,925	$805,306

Share Transactions:
Issued	1,817,022	1,735,312	4,105,422	3,053,400
Reinvested	150,057	179,137	101,415	124,098
Redeemed	(1,818,679)	(2,615,577)	(3,112,588)	(2,613,324)

Net Increase/(Decrease) in Shares	148,400	(701,128)	1,094,249	564,174

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Concluded)

Real Return Fund
For the Period Ended October 31, 2005(a)
From Operations:
Net investment income	$6,976,121
Net realized losses on investments	(1,930,359)
Net realized losses on foreign currency transactions	(168,756)
Net change in unrealized appreciation on investments, futures, options and swap agreements	21,605,246
Net change in unrealized appreciation on foreign currency translations	233,063

Net increase in net assets from operations	26,715,315

From Capital Stock Transactions:
Net proceeds from sale of capital stock	825,678,847
Net cost of capital stock redeemed	(12,821,427)

Net increase in net assets resulting from capital stock transactions	812,857,420

Net Increase in Net Assets	839,572,735

Net Assets:
Beginning of period	—

End of period	$839,572,735

Accumulated net investment income	$6,807,365

Share Transactions:
Issued	81,879,895
Redeemed	(1,250,165)

Net Increase in Shares	80,629,730

(a)	For the period from April 29, 2005 (commencement of operations) to October 31, 2005.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

1.  Organization:  Old Westbury Funds, Inc. (the “Funds”), a Maryland corporation registered under the Investment Company Act of 1940 (the “Act”), is an open-end management investment company. The Funds’ Articles of Incorporation permit the Funds’ Board of Directors (the “Board”) to create an unlimited number of series, each with a separate class of shares. At October 31, 2005, the Funds consisted of seven separate investment portfolios (each portfolio individually referred to as a “Portfolio” and collectively as the “Portfolios”) which are presented herein:

Portfolio Name	Investment Objective
Old Westbury Large Cap Equity Fund (“Large Cap Equity Fund”)	Above-average long-term capital appreciation.
Old Westbury Mid Cap Equity Fund (“Mid Cap Equity Fund”)	Capital appreciation.
Old Westbury Global Small Cap Fund* (“Global Small Cap Fund”)	Long-term capital appreciation.
Old Westbury International Fund (“International Fund”)	Long-term growth of capital.
Old Westbury Fixed Income Fund (“Fixed Income Fund”)	Total return (consisting of current income and capital appreciation).
Old Westbury Municipal Bond Fund (“Municipal Bond Fund”)	Dividend income exempt from regular federal income tax.
Old Westbury Real Return Fund** (“Real Return Fund”)	Real return over inflation.

*	Global Small Cap Fund was launched on April 5, 2005, with commencement of operations on April 7, 2005.
**	Real Return Fund was launched on April 28, 2005, with commencement of operations on April 29, 2005.

The Old Westbury Funds, Inc. was incorporated under the laws of the state of Maryland on August 26, 1993 and commenced operations on October 22, 1993.

The Funds have authorized a total of 20 billion shares of common stock (par value $0.001 per share).

Under the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties for the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2005 (Continued)

arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that the risk of loss to be remote.

2.  Significant Accounting Policies:  The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments.  Securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). If there has been no sale on such day, the security is valued at the mean of the closing bid and asked prices. If no bid or asked prices are quoted, or if events or circumstances that could materially affect the value of such Funds’ securities have occurred, then the security is valued at a fair value determined in accordance with procedures approved by the Board. Securities traded on more than one national securities exchange are valued at the last sale price on the exchange representing the principal market for such securities. Investments in open-end investment companies are valued at net asset value.

Securities traded in the over-the-counter market are valued at the mean of the last reported bid and asked prices from such sources as the Board deems appropriate to reflect their fair value.

Debt instruments having 60 days or less remaining until maturity are valued at amortized cost. Debt instruments having a greater remaining maturity will be valued at the bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved by the Board.

All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Board designed to reflect, in good faith, the fair value of such securities.

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2005 (Continued)

In the event of a change in the S&P 500 Index that is greater than predetermined levels approved by the Board, and which occurs after the close of the London markets, the Global Small Cap Fund and the International Fund may use a systematic valuation model provided by an independent third party vendor to value its non-U.S. securities. When the Global Small Cap Fund and the International Fund use fair value pricing, the value assigned to the Global Small Cap Fund and International Fund’s non-U.S. securities may not be the quoted or published prices of the investment on their primary markets or exchanges.

B.  Futures Contracts.  The Portfolios (except Municipal Bond Fund) may invest in futures contracts, which are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the contract at the close of the last trading day and the price at which the contract was originally written. The Global Small Cap Fund, International Fund and the Real Return Fund may also invest in foreign currency futures contracts. Upon entering into a futures contract, the Portfolios are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Portfolios each day, depending on the daily fluctuations in fair value of the underlying security. The Portfolios recognize a gain or loss equal to the variation margin. The Statements of Operations reflect gains and losses as realized for closed futures contracts and as unrealized for open futures contracts. These futures contracts permit the Portfolios to meet their objectives at a lower cost than investing directly in the underlying securities, while permitting the equivalent of an investment in a portfolio of the underlying securities. The potential risk to the Portfolios is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

C.  Foreign Currency Translation.  The books and records of the Portfolios are maintained in United States dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into United States dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into United States dollars at the exchange rate on the dates of the transactions.

The Global Small Cap Fund, International Fund and Real Return Fund do not isolate the portion of operations resulting from changes in foreign

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2005 (Continued)

exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Foreign security and currency transactions may involve certain risks not typically associated with those of U.S. companies including the level of governmental supervision and regulation of foreign securities markets and the possibility of political and economic instability.

D.  Forward Foreign Currency Contracts.  The Global Small Cap Fund, International Fund and Real Return Fund may enter into forward foreign currency contracts to hedge their exposure to changes in foreign currency exchange rates on foreign portfolio holdings. A forward foreign currency contract (“Forward”) is an agreement between two parties to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Forward is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized appreciation or depreciation until the contract settlement date. The market value of the Forward is determined using the forward rate for the remainder of the outstanding period of the contract, through the delivery date. When the Forward is closed or settled, the Portfolio records a realized gain or loss equal to the fluctuation in rates during the period the Forward was open. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts, or if the foreign currency rates change unfavorably.

As of October 31, 2005, the International Fund and Real Return Fund had the following open forward foreign currency contracts.

Currency/ Type	Delivery Date	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
International Fund:
Japanese Yen / Long	11/07/05	$5,563,540	$5,519,168	$(404,372)
Japanese Yen / Short	11/07/05	(5,563,540)	(5,159,168)	404,372
Japanese Yen / Short	11/02/05	(11,063,397)	(10,960,300)	103,097
Real Return Fund:
Brazilian Real / Long	11/28/05	5,877,833	6,729,920	852,087
Singapore Dollar / Long	11/25/05	7,578,973	7,389,237	(189,736)
Singapore Dollar / Short	11/25/05	(7,575,299)	(7,389,237)	186,062

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2005 (Continued)

Currency/ Type	Delivery Date	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Thai Baht / Long	11/25/05	$6,318,957	$6,191,395	$(127,562)
Thai Baht / Short	11/25/05	(6,106,130)	(6,191,395)	(85,265)
Japanese Yen / Long	11/07/05	13,163,540	11,904,214	(1,259,326)
Japanese Yen / Short	11/07/05	(12,764,525)	(11,904,214)	860,311

E.  Swap Agreements.  The Portfolios may enter into swap agreements, which are agreements to exchange the return generated by one security, currency, commodity or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, the Portfolio will receive a payment from the counterparty. To the extent it is less, the Portfolio will make a payment to the counterparty. Periodic payments received or made by the Portfolio are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Swap agreements are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation/depreciation. Gains or losses are realized upon the termination of the swap agreement. Risks may exceed amounts recognized on the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Portfolios of Investments under the caption “Swap Agreements”.

F.  Options.  The Portfolios may purchase and write (sell) options on equity securities and stock index futures. The Real Return Fund may also purchase and sell options on commodity futures contracts and commodity indices. Premiums received for options written are recorded as a liability and marked-to-market daily to reflect the current value of the option written. If the written option is not exercised prior to expiration, the premium received is treated as a realized gain. If the written option is exercised, the premium received is added to the sale proceeds of the underlying security.

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2005 (Continued)

A summary of the Real Return Fund’s written option transactions for the period were as follows:

	Number of Options Contracts	Premiums Received
Contracts outstanding at April 29, 2005	—	$—
Options written	2,266	1,232,420
Options terminated in closing purchase transactions	(716)	(583,271)
Options exercised	(428)	(431,793)
Options expired	(1,000)	(89,999)

Contracts outstanding at October 31, 2005	122	$127,357

G.  When-Issued and Delayed Delivery Securities.  The Portfolios may purchase or sell securities that they are entitled to receive on a when-issued basis. The Portfolios may also purchase or sell securities on a delayed delivery basis. When-issued and delayed delivery securities involve risk that the security the Portfolio buys will lose value prior to its delivery. There is also a risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

H.  Security Transactions and Related Investment Income.  Security transactions are accounted for no later than the first net asset value calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Funds are informed of the dividends. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is recognized on an accrual basis for each of the Portfolios and includes where applicable, the amortization of premiums and accretion of discounts.

I.  Distributions to Shareholders.  Dividends from net investment income, if any, generally are declared and paid semi-annually for the Fixed Income, Municipal Bond and Real Return Funds and at least annually for

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2005 (Continued)

the Large Cap Equity, Mid Cap Equity, Global Small Cap and International Funds. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. related to foreign currency transactions, and the deferral of certain realized losses), such amounts are reclassified within the components of net assets in the Statements of Assets and Liabilities based on their federal tax-basis treatment; temporary differences do not require reclassification.

J.  Expenses.  Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Portfolios are prorated to each Portfolio on the basis of relative net assets or another appropriate basis.

3.  Related Party Transactions:

A.  Investment Advisory Fees.  The Portfolios’ investment adviser is Bessemer Investment Management LLC (“BIM”), a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”). BIM is a registered investment adviser formed on May 2, 2001 by Bessemer to conduct all of its investment advisory activities. Effective September 1, 2005, as approved at the August 4, 2005 shareholder meeting, the new investment advisory fee paid to BIM for advisory services is computed daily and paid monthly in accordance with the following schedule:

Large Cap Equity and Mid Cap Equity Funds—0.70% of the first $500 million of the Portfolio’s average net assets, 0.65% of the second $500 million of such assets and 0.60% of such assets exceeding $1 billion.

International Fund—0.80% of the first $500 million of the Portfolio’s average net assets, 0.75% of the second $500 million of such assets and 0.70% of such assets exceeding $1 billion. The Bessemer Group (U.K.) Ltd. (“BGUK”), a wholly-owned subsidiary of The Bessemer Group, Incorporated (“BGI”), serves as sub-adviser to the Portfolio. BGUK is paid for its services directly by BIM.

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2005 (Continued)

Fixed Income and Municipal Bond Funds—0.45% of the first $500 million of the Portfolio’s average net assets, 0.40% of the second $500 million of such assets and 0.35% of such assets exceeding $1 billion.

Prior to September 1, 2005, the investment advisory fee paid to BIM for advisory services was computed daily and paid monthly in accordance with the following schedule:

Large Cap Equity and Mid Cap Equity Funds—0.70% of the first $100 million of the Portfolio’s average net assets, 0.65% of the second $100 million of such assets and 0.60% of such assets exceeding $200 million.

International Fund—0.80% of the first $100 million of the Portfolio’s average net assets, 0.75% of the second $100 million of such assets and 0.70% of such assets exceeding $200 million.

Fixed Income and Municipal Bond Funds—0.45% of the first $100 million of the Portfolio’s average net assets, 0.40% of the second $100 million of such assets and 0.35% of such assets exceeding $200 million.

The investment advisory fee paid to BIM for advisory services for the Global Small Cap Fund and Real Return Fund is computed daily and paid monthly in accordance with the following schedule:

Global Small Cap Fund—0.85% of the Portfolio’s average net assets. Dimensional Fund Advisors Inc. (“DFA”) serves as sub-adviser to the Portfolio. DFA is paid for its services directly by BIM.

Real Return Fund—0.85% of the Portfolio’s average net assets.

B.  Administration, Fund Accounting, and Transfer Agent Fees.  BISYS Fund Services Ohio, Inc. (the “Administrator”) serves as the administrator, fund accountant, and transfer agent to the Portfolios. Under the terms of the Master Services Agreement the Administrator’s fee is computed at the annual rate of 0.095% of the total average daily net assets of the Portfolios within the Funds up to $1 billion, 0.0725% of the total average daily net assets of the Portfolios between $1 billion and $3 billion, 0.04% of the total average daily net assets of the Portfolios between $3 billion and $5 billion, and 0.0275% of the total average daily net assets of the Portfolios greater than $5 billion.

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2005 (Continued)

C.  Distribution and Service Plan and Distribution Reimbursement Fees.  The Board adopted a distribution and service plan (the “Plan”) for the Portfolios pursuant to Rule 12b-1 of the Act, and pursuant to the Plan, the Portfolios entered into a distribution agreement and a shareholder servicing agreement with BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (“BISYS LP”) and a shareholder servicing agreement with Bessemer. Under its shareholder servicing agreement, Bessemer receives payments from the Portfolios to permit it to make payments to broker-dealers for providing shareholder services. Under its shareholder servicing agreement, BISYS LP receives payments from the Portfolios to permit it to make payments to broker-dealers for providing shareholder services. Under its shareholder servicing agreement, Bessemer is permitted (i) to receive a payment from the Portfolios attributable to Bessemer clients (and its affiliates) for providing shareholder services to such clients and (ii) to receive payments to permit it to make payments to other financial institutions as shareholder servicing agents. Effective September 1, 2005 for the Large Cap Equity Fund, Mid Cap Equity Fund, International Fund, Fixed Income Fund, and Municipal Bond Fund and from inception of the Global Small Cap Fund and Real Return Fund, the total of shareholder servicing fees in the aggregate payable to BISYS LP and Bessemer will not exceed 0.15% per annum of the average daily net assets of each Portfolio. Prior to September 1, 2005, the total shareholder servicing fees in the aggregate payable to BISYS LP and Bessemer did not exceed 0.25% per annum of the Large Cap Equity Fund, Mid Cap Equity Fund, International Fund, Fixed Income Fund, and Municipal Bond Fund’s average daily net assets.

D.  Directors’ Fees.  Effective with the May 24, 2005 Board meeting, each non-interested Director of the Funds receives a $75,000 annual retainer plus $7,500 per meeting attended ($4,000 for any special meetings, including audit committee meetings) and is reimbursed for out-of-pocket expenses incurred in connection with committee or board meetings. The chairman of the Board receives an additional $20,000 annual retainer and the chairman of the Audit Committee receives an additional $10,000 annual retainer. Prior to the May 24, 2005 Board meeting, each Director of the Funds received a $30,000 annual retainer plus $5,000 per meeting attended ($3,000 for any special meetings, including audit committee meetings) and were reimbursed for out-of-pocket expenses incurred in connection with committee or board meetings. The chairman of the Board received an additional $7,500 annual retainer and the chairman of the Audit Committee received an additional $3,500 annual retainer.

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2005 (Continued)

E.  Custody Fees.  The Large Cap Equity Fund, Mid Cap Equity Fund, International Fund, Fixed Income Fund and Municipal Bond Fund’s have retained Bessemer Trust Company (“BTCO”), a wholly-owned subsidiary of BGI, to serve as the Portfolios’ custodian. Effective September 1, 2005, as approved by the Board, pursuant to an Amendment to the Portfolio’s Custody Agreement, BTCO is responsible for maintaining the books and records of the Portfolios’ securities and cash. For providing these services, BTCO receives a fee from each Portfolio which is accrued daily and paid monthly at an annual rate equal to 0.10% (0.15% for the International Fund) of the average daily net assets of each Portfolio. Prior to September 1, 2005, BTCO received a fee accrued daily and paid monthly at an annual rate equal to 0.125% (0.1750% for the International Fund) of the average daily net assets of each Portfolio. The Global Small Cap Fund and Real Return Fund have retained Citibank N.A. (“Citibank”) to serve as the Portfolios’ custodian. Citibank is responsible for maintaining the books and records of the Portfolios’ securities and cash. For providing these services, Citibank receives a fee from each Portfolio calculated and paid monthly based on safekeeping and transaction fees that vary by country.

F.  Fee Waivers.  BIM may voluntarily waive a portion of its advisory fee to limit the Portfolios’ total expenses. BIM may terminate this voluntary waiver at any time. BIM, however, does not have the ability to recapture any fees waived for the fiscal year ended October 31, 2005 at a later date. Any waiver amounts are disclosed on the Statements of Operations.

4.  Purchases and Sales of Securities:  For the period ended October 31, 2005, purchases and sales of investment securities other than short-term investments were as follows:

	Purchases	Sales
Large Cap Equity Fund	$138,819,129	$137,914,888
Mid Cap Equity Fund	268,391,918	346,371,226
Global Small Cap Fund	467,393,869	29,435,366
International Fund	1,093,407,076	565,032,549
Fixed Income Fund	8,154,938	18,865,456
Municipal Bond Fund	61,213,085	49,799,280
Real Return Fund	435,827,201	21,242,132

5.  Federal Income Taxes:

It is the policy of each Portfolio to qualify as a regulated investment company by complying with the provisions available to certain investment

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2005 (Continued)

companies as defined in sub chapter M of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions from the Funds during the period ended October 31, 2005 was as follows (amounts in thousands):

	Large Cap Equity Fund	Mid Cap Equity Fund	Global Small Cap Fund	International Fund
Distributions paid from:
Net Investment Income .	$1,308	$—	$—	$10,257
Net Long Term Capital Gains	—	—	—	—

Total Taxable Distributions	1,308	—	—	10,257
Tax Exempt Distributions	—	—	—	—

Total Distributions Paid	$1,308	$—	$—	$10,257

	Fixed Income Fund	Municipal Bond Fund	Real Return Fund
Distributions paid from:
Net Investment Income .	$2,592	$186	$—
Net Long Term Capital Gains	30	390	—

Total Taxable Distributions	2,622	576	—
Tax Exempt Distributions	—	2,292	—

Total Distributions Paid	$2,622	$2,868	$—

The tax character of distributions from the Funds during the fiscal year ended October 31, 2004 was as follows (amounts in thousands):

	Large Cap Equity Fund	Mid Cap Equity Fund	International Fund	Fixed Income Fund	Municipal Bond Fund
Distributions paid from:
Net Investment Income .	$—	$—	$5,748	$2,687	$433
Net Long Term Capital Gains	—	—	—	532	786

Total Taxable Distributions	—	—	5,748	3,219	1,219
Tax Exempt Distributions	—	—	—	—	2,083

Total Distributions Paid	$—	$—	$5,748	$3,219	$3,302

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2005 (Continued)

As of October 31, 2005 the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

	Large Cap Equity Fund	Mid Cap Equity Fund	Global Small Cap Fund	International Fund
Undistributed Ordinary Income	$531	$—	$1,390	$11,234
Undistributed Long-Term Capital Gains	—	55,681	—	—

Accumulated Earnings	531	55,681	1,390	11,234
Accumulated Capital and Other Losses .	(40,867)	—	—	(75,814)
Unrealized Appreciation/ (Depreciation)	45,046	108,567	27,213	193,570

Total Accumulated Earnings/ (Deficit)	$4,710	$164,248	$28,603	$128,990

	Fixed Income Fund	Municipal Bond Fund	Real Return Fund*
Undistributed Tax Exempt Income	$—	$960	$—
Undistributed Ordinary Income	1,075	67	7,260
Undistributed Long-Term Capital Gains	199	840	—

Accumulated Earnings	1,274	1,867	7,260
Accumulated Capital and Other Losses	—	—	(7,658)
Unrealized Appreciation/(Depreciation)	312	616	28,484

Total Accumulated Earnings/(Deficit)	$1,586	$2,483	$28,086

*	The Real Return Fund will elect a tax year end no later than March 31, 2006. Components of accumulated earnings/(deficit) represent an estimate as of October 31, 2005.

Capital Loss Carryforward:  At October 31, 2005, each of the following Portfolios had capital loss carryforwards for federal income tax purposes, which will expire in the following years:

Portfolio Name	2009	2010	2011	2013
Large Cap Equity Fund .	$8,541,038	$30,679,255	$1,646,965	—
International Fund	3,705,032	66,634,575	5,474,303	—

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2005 (Continued)

The capital loss carryforward will reduce the applicable Portfolio’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Portfolios of any liability for federal tax.

Additional Tax Information (unaudited):

For the fiscal year ended October 31, 2005, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolios intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2005 Form 1099-DIV. For the year ended October 31, 2005, the International Fund paid qualified dividend income of $12,281,097.

For the taxable year ended October 31, 2005, the following percentage of income dividends paid by the Portfolios qualify for the dividends received deduction available to corporations:

Percentage
Large Cap Equity Fund	100%

Foreign Tax Credit Pass Through:  For the fiscal year ended October 31, 2005, the International Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign tax expenses on October 31, 2005 are as follows:

Foreign Tax Pass Through
International Fund	$2,023,776

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2005 (Concluded)

6.  Subsequent Events-Distributions:

The following information summarizes per share distributions paid by each of the following Portfolios:

Portfolio Name	Pay Date	Record Date	Net Income Per Share	Capital Gains Per Share		Foreign Taxes Paid or Withheld Per Share
				Long-Term	Short-Term
Large Cap Equity Fund	12/16/05	12/12/05	$0.04539	—	—	—
Mid Cap Equity Fund	12/16/05	12/12/05	—	$1.16719	—	—
Global Small Cap Fund	12/23/05	12/19/05	0.02263	—	$0.00903	—
International Fund	12/15/05	12/09/05	0.08250	—	—	$0.01486
Fixed Income Fund	12/22/05	12/16/05	0.22566	0.02663	—	—
Municipal Bond Fund	12/22/05	12/16/05	0.16596	0.09727	0.00778	—
Real Return Fund	12/22/05	12/16/05	0.13489	—	—	—

OLD WESTBURY FUNDS, INC.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each year)

	Large Cap Equity Fund
	For the Year Ended October 31, 2005		For the Year Ended October 31, 2004		For the Year Ended October 31, 2003		For the Year Ended October 31, 2002		For the Year Ended October 31, 2001
Net asset value, beginning of year	$11.51		$10.98		$9.85		$10.88		$14.85

Investment Operations:
Net investment income/(loss)	0.07		—	(a)	(0.02)		(0.01)		—	(a)
Net realized and unrealized gains/(losses) on investments and futures	0.67		0.53		1.15		(1.02)		(3.97)

Total from investment operations	0.74		0.53		1.13		(1.03)		(3.97)

Distributions:
Net investment income	(0.05)		—		—		—		—

Total Distributions	(0.05)		—		—		—		—

Net asset value, end of year	$12.20		$11.51		$10.98		$9.85		$10.88

Total Return	6.4%		4.9%		11.5%		(9.5%	)	(26.7%	)
Annualized Ratios/Supplementary Data:
Net Assets at end of year (000)	$306,520		$290,045		$228,994		$150,729		$136,548
Ratio of expenses to average net assets	1.14%		1.21%		1.25%		1.25%		1.25%
Ratio of net investment income/(loss) to average net assets	0.61%		(0.01%	)	(0.20%	)	(0.08%	)	(0.04%	)
Ratio of expenses to average net assets*	—	(b)	—	(b)	1.27%		1.26%		1.28%
Ratio of net investment loss to average net assets*	—	(b)	—	(b)	(0.22%	)	(0.09%	)	(0.07%	)
Portfolio turnover rate	47%		40%		88%		84%		75%

*	During the year, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a)	Less than $0.01 per share.
(b)	There were no voluntary fee reductions during the year.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each year)

	Mid Cap Equity Fund
	For the Year Ended October 31, 2005		For the Year Ended October 31, 2004		For the Year Ended October 31, 2003		For the Year Ended October 31, 2002	For the Year Ended October 31, 2001
Net asset value, beginning of year	$14.82		$14.06		$12.58		$13.61	$14.04

Investment Operations:
Net investment income/(loss)	(0.03)		(0.03)		—	(a)	— (a)	0.17
Net realized and unrealized gains/(losses) on investments	1.32		0.79		1.49		(0.91)	(0.46)

Total from investment operations	1.29		0.76		1.49		(0.91)	(0.29)

Distributions:
Net investment income	—		—		(0.01)		(0.12)	(0.14)

Total Distributions	—		—		(0.01)		(0.12)	(0.14)

Net asset value, end of year	$16.11		$14.82		$14.06		$12.58	$13.61

Total Return	8.6%		5.5%		11.8%		(6.8% )	(2.1% )
Annualized Ratios/Supplementary Data:
Net Assets at end of year (000)	$774,551		$810,668		$673,753		$501,467	$446,722
Ratio of expenses to average net assets	1.11%		1.16%		1.19%		1.18%	1.23%
Ratio of net investment income/(loss) to average net assets	(0.18%	)	(0.24%	)	(0.01%	)	0.07%	1.28%
Portfolio turnover rate	36%		53%		3%		13%	3%

(a)	Less than $0.01 per share.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Global Small Cap Fund
	For the Period Ended October 31, 2005(a)
Net asset value, beginning of period	$10.00

Investment Operations:
Net investment income	0.03
Net realized and unrealized gains/(losses) on investments	0.66

Total from investment operations	0.69

Net asset value, end of period	$10.69

Total Return	6.9%	(b)
Annualized Ratios/Supplementary Data:
Net Assets at end of period (000)	$502,103
Ratio of expenses to average net assets	1.24%	(c)
Ratio of net investment income to average net assets	0.52%	(c)
Portfolio turnover rate	8%

(a)	For the period from April 7, 2005 (commencement of operations) to October 31, 2005.
(b)	Not Annualized.
(c)	Annualized.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each year)

	International Fund
	For the Year Ended October 31, 2005	For the Year Ended October 31, 2004	For the Year Ended October 31, 2003	For the Year Ended October 31, 2002		For the Year Ended October 31, 2001
Net asset value, beginning of year	$9.68	$8.59	$6.90	$8.11		$11.89

Investment Operations:
Net investment income	0.10	0.09	0.07	0.06		0.05
Net realized and unrealized gains/(losses) on investments and foreign currency translations	1.57	1.09	1.77	(1.27)		(3.13)

Total from investment operations	1.67	1.18	1.84	(1.21)		(3.08)

Distributions:
Net investment income	(0.12)	(0.09)	(0.15)	—	(a)	(0.04)
Net realized gains	—	—	—	—		(0.66)

Total Distributions	(0.12)	(0.09)	(0.15)	—		(0.70)

Net asset value, end of year	$11.23	$9.68	$8.59	$6.90		$8.11

Total Return	17.3%	13.8%	27.2%	(14.9%	)	(27.4% )
Annualized Ratios/Supplementary Data:
Net Assets at end of year (000)	$1,518,585	$794,107	$518,690	$299,917		$320,608
Ratio of expenses to average net assets	1.25%	1.31%	1.36%	1.36%		1.37%
Ratio of net investment income to average net assets	1.10%	1.01%	1.08%	0.89%		0.46%
Portfolio turnover rate	49%	51%	143%	160%		154%

(a)	Less than $0.01 per share.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each year)

	Fixed Income Fund
	For the Year Ended October 31, 2005	For the Year Ended October 31, 2004	For the Year Ended October 31, 2003	For the Year Ended October 31, 2002	For the Year Ended October 31, 2001
Net asset value, beginning of year	$10.98	$11.12	$11.14	$10.94	$10.13

Investment Operations:
Net investment income**	0.33	0.31	0.30	0.39	0.56
Net realized and unrealized gains/(losses) on investments**	(0.17)	(0.01)	0.09	0.22	0.76

Total from investment operations	0.16	0.30	0.39	0.61	1.32

Distributions:
Net investment income	(0.36)	(0.37)	(0.41)	(0.41)	(0.51)
Net realized gains	— (a)	(0.07)	—	—	—

Total Distributions	(0.36)	(0.44)	(0.41)	(0.41)	(0.51)

Net asset value, end of year	$10.78	$10.98	$11.12	$11.14	$10.94

Total Return	1.6%	2.8%	3.5%	5.9%	13.4%
Annualized Ratios/Supplementary Data:
Net Assets at end of year (000)	$78,440	$78,281	$87,054	$54,212	$30,515
Ratio of expenses to average net assets	0.99%	1.05%	1.05%	1.05%	1.05%
Ratio of net investment income to average net assets**	3.05%	2.68%	3.04%	4.09%	5.51%
Ratio of expenses to average net assets*	1.00%	1.10%	1.11%	1.13%	1.17%
Ratio of investment income to average net assets*	3.04%	2.63%	2.98%	4.01%	5.39%
Portfolio turnover rate	17%	8%	54%	25%	52%

*	During the year, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
**	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains and losses per share by $0.03, and decrease the ratio of net investment income to average net assets from 4.09% to 3.77%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(a)	Less than $0.01 per share.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each year)

	Municipal Bond Fund
	For the Year Ended October 31, 2005	For the Year Ended October 31, 2004	For the Year Ended October 31, 2003	For the Year Ended October 31, 2002	For the Year Ended October 31, 2001
Net asset value, beginning of year	$11.47	$11.42	$11.37	$11.16	$10.35

Investment Operations:
Net investment income	0.29	0.29	0.32 (a)	0.34	0.35
Net realized and unrealized gains/(losses) on investments	(0.21)	0.22	0.19	0.32	0.79

Total from investment operations	0.08	0.51	0.51	0.66	1.14

Distributions:
Net investment income	(0.28)	(0.29)	(0.33)	(0.32)	(0.33)
Net realized gains	(0.07)	(0.17)	(0.13)	(0.13)	—

Total Distributions	(0.35)	(0.46)	(0.46)	(0.45)	(0.33)

Net asset value, end of year	$11.20	$11.47	$11.42	$11.37	$11.16

Total Return	0.7%	4.6%	4.6%	6.2%	11.2%
Annualized Ratios/Supplementary Data:
Net Assets at end of year (000)	$98,652	$88,523	$81,675	$62,258	$46,566
Ratio of expenses to average net assets	0.98%	1.05%	1.05%	1.05%	1.05%
Ratio of net investment income to average net assets	2.63%	2.57%	2.81%	3.30%	3.63%
Ratio of expenses to average net assets*	0.99%	1.07%	1.08%	1.09%	1.12%
Ratio of net investment income to average net assets*	2.62%	2.55%	2.78%	3.26%	3.56%
Portfolio turnover rate	56%	45%	65%	71%	74%

*	During the year, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a)	Calculated using average shares outstanding.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Real Return Fund
	For the Period Ended October 31, 2005(a)
Net asset value, beginning of period	$10.00

Investment Operations:
Net investment income	0.09
Net realized and unrealized gains on investments, futures and swap agreements	0.32

Total from investment operations	0.41

Net asset value, end of period	$10.41

Total Return	4.1%	(b)
Annualized Ratios/Supplementary Data:
Net Assets at end of period (000)	$839,573
Ratio of expenses to average net assets	1.16%	(c)
Ratio of net investment income to average net assets	1.97%	(c)
Portfolio turnover rate	5%

(a)	For the period from April 29, 2005 (commencement of operations) to October 31, 2005.
(b)	Not Annualized.
(c)	Annualized.

See Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Old Westbury Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Old Westbury Funds, Inc. (the “Funds”), comprising Large Cap Equity Fund, Mid Cap Equity Fund, Global Small Cap Fund, International Fund, Fixed Income Fund, Municipal Bond Fund and Real Return Fund, including the portfolios of investments (summary portfolio of investments for Global Small Cap Fund), as of October 31, 2005, and the related statements of operations, changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2005, the results of their operations, the changes in their net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The complete portfolio of investments of the Global Small Cap Fund as of October 31, 2005, appearing in Item 6 of Form N-CSR, is presented for the purpose of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Funds’ management. Such information has been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated in all material respects when considered in relation to the basic financial statements taken as a whole.

DELOITTE & TOUCHE LLP

Chicago, Illinois

December 29, 2005

EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the Old Westbury Funds, you incur ongoing costs, including management fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Old Westbury Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 through October 31, 2005.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expense Paid During Period* 5/1/05-10/31/05	Expense Ratio During Period 5/1/05-10/31/05**
Large Cap Equity Fund	$1,000.00	$1,037.40	$5.75	1.12%

Mid Cap Equity Fund	1,000.00	1,068.30	5.68	1.09%

Global Small Cap Fund	1,000.00	1,099.80	6.62	1.25%

International Fund	1,000.00	1,106.40	6.58	1.24%

Fixed Income Fund	1,000.00	1,005.30	4.80	0.95%

Municipal Bond Fund	1,000.00	999.90	4.79	0.95%

Real Return Fund	1,000.00	1,043.10	5.97	1.16%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Annualized.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Old Westbury Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expense Paid During Period* 5/1/05-10/31/05	Expense Ratio During Period 5/1/05-10/31/05**
Large Cap Equity Fund	$1,000.00	$1,019.56	$5.70	1.12%

Mid Cap Equity Fund	1,000.00	1,019.71	5.55	1.09%

Global Small Cap Fund	1,000.00	1,018.90	6.36	1.25%

International Fund	1,000.00	1,018.95	6.31	1.24%

Fixed Income Fund	1,000.00	1,020.42	4.84	0.95%

Municipal Bond Fund	1,000.00	1,020.42	4.84	0.95%

Real Return Fund	1,000.00	1,019.36	5.90	1.16%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Annualized.

DIRECTORS AND OFFICERS OF

OLD WESTBURY FUNDS, INC.

Interested Directors and Officers.  The table below sets forth certain information about each of the Funds’ Interested Directors, as well as its Executive Officers.

Name, Address, and Age	Position(s) Held with Fund	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships[1] Held by Director
John R. Whitmore[2] 630 Fifth Avenue New York, NY 10111 Age: 72	Director	Indefinite; 6 Years	Financial Advisor (2003 to date); Consultant to Bessemer Trust Company, N.A. (1999-2002); President, CEO and Director of The Bessemer Group, Incorporated and its subsidiaries (1975-1998).	7	7[3]

Marc Stern 630 Fifth Avenue New York, NY 10111 Age: 42	President	Indefinite; 9 Months	Senior Managing Director, The Bessemer Group, Incorporated and all bank subsidiaries thereof (2004 to present); Chief Investment Officer, The Bessemer Group, Incorporated and all bank subsidiaries thereof (2004 to present); Head of Wealth Management Group, Bernstein Investment Research & Management (1995 to 2004)	N/A	N/A

[1]	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[2]	Directors who are or may be deemed “interested persons” (as defined in the 1940 Act) of the Corporation, BIM (as defined below) or Bessemer (as defined below) are referred to as Interested Directors. Mr. Whitmore is deemed an Interested Director by virtue of his former position with Bessemer.
[3]	Mr. Whitmore serves as Chairman of the Board of Directors of ASB Capital Management, Inc., Chevy Chase Trust Company, Meadowbrook Equity Fund II, LLC, and Meadowbrook Equity Fund III, LLC. Mr. Whitmore also serves as Director of B.F. Saul Company, Chevy Chase Bank, and Saul Centers, Inc.

DIRECTORS AND OFFICERS OF

OLD WESTBURY FUNDS, INC.

(Continued)

Name, Address, and Age	Position(s) Held with Fund	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships[1] Held by Director
Peter C. Artemiou 630 Fifth Avenue New York, NY 10111 Age: 42	Vice President	Indefinite; 3 Years	Principal and Controller Alternative Assets, The Bessemer Group, Incorporated and Bessemer Trust Company, N.A. (Since 2005); Senior Vice President The Bessemer Group, Inc. and all bank subsidiaries. (2000-2004). Assistant Vice President The Bessemer Group, Incorporated and all bank subsidiaries (1996-2000).	N/A	N/A

Deborah J. Ferris 630 Fifth Avenue New York, NY 10111 Age: 60	AML Compliance Officer, Vice President and Assistant Secretary	Indefinite; 2 years	Principal and Director of Compliance, Bessemer Investment Management (Since May 2003); Vice President Morgan Stanley (2002-2003); Vice President and Compliance Officer, Van Kampen Investment, Inc. (2000-2002). Attorney in private practice
			(1999-2000).	N/A	N/A

Don J. Andrews 630 Fifth Avenue New York, NY 10111 Age: 47	Vice President and Chief Compliance Officer	Indefinite; 2 years	Managing Director and Chief Compliance Officer, Bessemer Trust Company N.A. (Since October 2002); Chief Compliance Officer, Van Kampen Investments, Inc. (1999-2002); Deputy General Counsel, EVEREN Securities, Inc. (1993-1999)	N/A	N/A

Judson La Londe 90 Park Avenue 10th Floor New York, NY 10016 Age: 37	Vice President	Indefinite; 6 Months	Vice President of Client Services, BISYS Fund Services (Since February 2005); Vice President Client Services, State Street (1998-2005); Assistant Treasurer, Chase Manhattan Bank, Client Services (1993-1998).	N/A	N/A

DIRECTORS AND OFFICERS OF

OLD WESTBURY FUNDS, INC.

(Continued)

Name, Address, and Age	Position(s) Held with Fund	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships[1] Held by Director
Curtis Barnes 100 Summer Street Suite 1500 Boston, MA 02110 Age: 52	Secretary	Indefinite; 5 Years	Vice President-Legal Services, BISYS Fund Services (Since 1995).	N/A	N/A

Mark Suter 90 Park Avenue 10th Floor New York, NY 10016 Age: 44	Vice President	Indefinite; 6 Months	Employee of BISYS Fund Services, Inc. (1/00 to present); Vice President of Client Services, Seligman Data (6/97 to 12/99) Vice President Capitalink (2/96 to 5/97).	N/A	N/A

David Hughes 3435 Stelzer Road Columbus, OH 43219 Age: 42	Treasurer and Principal Accounting Officer	Indefinite; 6 Months	Vice President, Financial Administration, BISYS Fund Services since February 2005. Assistant Vice President, Evergreen Investments from 2000 to 2004; Fund Accounting Manager, Fidelity Investments from 1998 to 2000.	N/A	N/A

Alaina V. Metz 3435 Stelzer Road Columbus, OH 43219 Age: 38	Assistant Secretary	Indefinite; 5 Years	Chief Administrative Officer, Blue Sky Compliance, BISYS Fund Services (Since 1994).	N/A	N/A

Steven L. Williamson 630 Fifth Avenue New York, NY 10111 Age: 52	Chief Legal Officer	Indefinite; 2 years	Managing Director and Associate General Counsel, The Bessemer Group, Inc. and all bank subsidiaries.	N/A	N/A

Independent Directors.  The following table sets forth certain information about the Funds’ Directors who are not “interested persons” of the Corporation as that term is defined by the 1940 Act (the “Independent Directors”.)

Name, Address, and Age	Position(s) Held with Fund	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships[1] Held by Director
Eugene P. Beard 372 Danbury Road, 2nd Floor Wilton, CT 06897 Age: 69	Director	Indefinite; 7 Years	Vice Chairman-Finance & Operations, The Interpublic Group of Companies, Inc.	7	6[2]

DIRECTORS AND OFFICERS OF

OLD WESTBURY FUNDS, INC.

(Concluded)

Name, Address, and Age	Position(s) Held with Fund	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships[1] Held by Director
Robert M. Kaufman, Esq. 1585 Broadway New York, NY 10036 Age: 75	Chairman of the Board; Director	Indefinite; 12 Years	Partner, Proskauer Rose LLP, Attorneys at Law.	7	2[3]

Patricia L. Francy 35 Claremont Avenue, Apt. 5 South New York, NY 10027 Age: 59	Director	Indefinite; 1 year	Treasurer & Controller, Columbia University.	7	2[4]

[1]	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[2]	Mr. Beard serves as Director of BBH Fund, Inc., BBH Trust, BBH US Money Market Portfolio, BBH Common Settlement Fund, BBH Common Settlement Fund II and Mattel, Inc.
[3]	Mr. Kaufman serves as Director of Roytex, Inc. and The Loribro Corporation.
[4]	Ms. Francy serves as director of priceline.com, and Siebert Financial Corp.

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ directors and officers. To obtain a copy of the SAI, without charge, call (800) 607-2200.

The Funds’ proxy voting guidelines, used to determine how to vote proxies relating to portfolio securities, are available upon request, without charge, by calling (800) 607-2200.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 607-2200; and (ii) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Funds provide a complete list of the Portfolios’ holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Funds’ semi-annual and annual reports to shareholders. For the first and third quarters, the Funds file the lists with the SEC on Form N-Q. Shareholders can look up the Funds’ Form N-Q on the SEC’s website at http://www.sec.gov.

ADDITIONAL INFORMATION (UNAUDITED)

RENEWAL OF THE INVESTMENT ADVISORY CONTRACTS

At a meeting held May 24, 2005, the Board, including the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the Agreements defined below (“Independent Directors”), approved the continuation of the Assumption Agreement (including the Advisory Contracts) between Bessemer, BIM and the Funds on behalf of each Portfolio; the International Fund’s Sub-Advisory Agreement with BGUK and BIM (collectively, the “Contracts”). In addition, the Board, including the Independent Directors, approved a master investment advisory agreement (the “New Agreement”) between BIM and the Funds on behalf of each Portfolio (together, the Current Contracts and the New Contracts are referred to as “Contracts”). In determining whether to approve the continuance of the Contracts, the Board considered information about BIM, the performance of the Portfolios and certain additional factors described below that the Board deemed relevant. The following summary details the materials and factors that the Board considered, and the conclusions the Board reached, in approving the continuance of the Current Contracts and its approving the New Agreement.

1) The nature, extent and quality of services provided by the Advisers.

The Board considered the scope and quality of services provided by BIM, particularly the qualifications and capabilities of the portfolio managers and other personnel responsible for providing services to the Portfolios. The Directors noted that, in addition to managing the investment program of the Portfolios, BIM and its affiliates also provided, at their expense, personnel responsible for supervising the performance of the Administrator and for supervising the provision of other administrative services, accounting and related services, including valuation of each Portfolio’s portfolio of investments, yield calculations, reports and filings with regulatory authorities and services related to such functions, as well as compliance monitoring. The Directors also considered that BIM (or its affiliates) paid for all compensation of officers of the Portfolios that were employees of BIM (or its affiliates), and that BIM keeps the Directors informed of important developments affecting each of the Portfolios and pays costs of certain clerical and administrative services involved in the management and administration of the Portfolios. The Directors evaluated these factors based on their direct experience with BIM, and in consultation with Fund Counsel and Counsel for the Independent Directors. In addition, the Board focused

ADDITIONAL INFORMATION (UNAUDITED)

(Continued)

on BIM’s long-standing relationship with the Portfolios. The Board also discussed BIM’s effectiveness in ensuring that the other portfolios of the Funds are in compliance with their investment policies and restrictions and the requirements of the 1940 Act and related securities regulations and discussed the benefits of engaging BIM to provide these services to the Funds. The Board also considered the qualifications, experience and responsibilities of the portfolio managers for the Portfolios.

With respect to the International Fund, the Board considered the scope and quality of services to be provided by BGUK, including the fact that BGUK pays the costs of all necessary investment and management facilities, including clerical and other personnel, and provides administrative facilities necessary for the efficient conduct of its services.

With respect to the New Agreement, the Directors considered that the New Agreement was, in essence, identical, with the exception of the fee schedule, to the form of advisory contract recently approved by the Directors in connection with the Old Westbury Global Small Cap Fund and the Old Westbury Real Return Fund, two other new series of the Funds. The Directors also considered that currently the Funds’ maintain separate advisory agreements for each of the Portfolios and that administratively, BIM believed that a single form of advisory contract, covering all of the Portfolios, would provide a more streamlined approach that was desirable, particularly given the growth in the number of Portfolios. In addition, as more fully described below, the Directors considered that the New Agreement contains a provision authorizing BIM, at its own expense, and with the Board’s consent, to engage a sub-adviser to assist in carrying out its obligations under the New Agreement and further provides that shareholder approval will not be required for the engagement of a sub-adviser if the Funds are able to obtain an exemptive order or interpretative letter from the SEC obviating the requirement for shareholder approval.

Based on these factors, as well as those discussed below, the Directors concluded that the nature and extent of the services to be provided under the Advisory Contracts, including the New Agreement, was fair and reasonable in relation to the advisory fees contemplated thereunder.

2) The performance of the Portfolios and the Advisers.

The Board’s analysis of the Portfolios’ performance included the discussion and review of performance data of the Portfolios and a select group of other

ADDITIONAL INFORMATION (UNAUDITED)

(Continued)

funds that have similar investment objectives, sales load structures and that are of comparable size (the “Peer Groups”). In this regard, the Directors reviewed performance over long, intermediate and short-term periods and noted that the Portfolios had generally underperformed their respective Peer Groups over these time periods. In particular, as of March 31, 2005, (i) the Fixed Income Fund had underperformed its Peer Group for each of the 1, 3 and 5 year periods—returning 0.24%, 4.97% and 6.00% for each such period as compared to its Peer Group average of 1.21%, 6.52% and 6.70%; (ii) the Municipal Bond Fund had underperformed its Peer Group for the 1 and 3 year periods and outperformed for the 5 year period—returning 0.71%, 5.37% and 6.09% for each such period as compared to its Peer Group average of 1.92%, 5.51% and 5.95%; (iii) the International Fund had underperformed its Peer Group for each of the 1, 3 and 5 year periods— returning 7.46%, 9.95% and –3.11% for each such period as compared to its Peer Group average of 14.86%, 11.60% and 0.58%; (iv) the Large Cap Equity Fund had underperformed its Peer Group for each of the 1, 3 and 5 year periods—returning 3.63%, –0.16% and –7.01% for each such period as compared to its Peer Group average of 4.98%, 1.35% and –3.63%; and (v) the Mid Cap Equity Fund had underperformed its Peer Group for each of the 1, 3 and 5 year periods—returning 6.55%, 1.46% and 3.58% for each such period as compared to its Peer Group average of 8.77%, 9.55% and 6.07%.

The Board took into account that during the past year, in response to the Board’s previously expressed comments regarding the Portfolios’ performance, BIM has undertaken a series of actions designed to enhance the performance of the Portfolios.

These actions included certain changes in investment personnel, including the engagement of a new Chief Investment Officer at BIM, the dedication of additional resources by BIM to the investment process, and enhancements to the BIM’s investment analytic tools.

3) The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Funds.

In connection with the Directors’ consideration of the level of the advisory fees, as well as their consideration of BIM’s proposal to increase the levels of each Portfolio’s advisory fee breakpoints, the Directors considered a number of factors. With respect to each of the Portfolios, the Board’s analysis of each Portfolio’s advisory fee and estimated expenses included a

ADDITIONAL INFORMATION (UNAUDITED)

(Continued)

discussion and review of data concerning the current fee and expense ratios of each Portfolio compared to their respective Peer Group. In particular, the Board noted that each Portfolio’s advisory fee and expense ratio were generally in line with those of their Peer Groups. Accordingly, the Board determined that based on these factors, that the New Agreement, including the revised fee breakpoint schedule was fair and reasonable. Moreover, the Board noted that the Portfolios were reducing certain expenses (including their Rule 12b-1 fees) such that the Portfolios’ total expense ratios would not increase as a result of the proposed increase in the advisory fee breakpoints and in all cases the projected total expense ratios for the Portfolios would be reduced. With respect to the sub-advisory agreement with BGUK, the Board noted that BGUK’s fees were paid entirely by BIM, so that no additional expenses would be borne by shareholders for the engagement of this sub-adviser.

With respect to the New Agreement, the Directors considered that, under current asset levels, the proposed increase in the advisory fee breakpoints would result in an increase in the advisory fee of 0.05% for the International Fund and Large Cap Equity Fund, 0.06% for the Mid-Cap Equity Fund and no increase for the Fixed Income Fund and Municipal Bond Fund. The Directors also considered an analysis prepared by BIM of the estimated profitability of BIM both under current fee levels and assuming approval of the increase in the advisory fee breakpoints. The Board concluded that the estimated profitability for the New Agreement with the Funds under both scenarios was not excessive.

Based on this analysis, and other factors described in this section, including the fact that the Portfolios are intended principally to serve as asset allocation requirements of investment vehicles for client accounts of Bessemer and its affiliates, the Board, including all of the Independent Directors, concluded that the fees payable under the Portfolios’ Advisory Contracts, including the fees under the New Agreement, are fair and reasonable with respect to the services provided.

4) The extent to which economies of scale will be realized as the Portfolios grow and whether fee levels reflect those economies of scale.

The Directors considered information provided by BIM relating to economies of scale. In this regard the Directors noted that the current advisory fee breakpoint levels, which were set at $100 million and $200

ADDITIONAL INFORMATION (UNAUDITED)

(Continued)

million at the inception of the Portfolios, were not reflective of the current asset levels of the Portfolios. The Directors considered the experience of BIM in managing the Portfolios, as well as information provided by BIM, including pro-forma profitability information, reflecting that advisory fee breakpoint levels at $100 million and $200 million overstated economies of scale experienced by BIM in managing the Portfolios. The Directors considered information provided by BIM that establishing breakpoints at asset levels of $500 million and $1 billion would more properly and fairly reflect economies of scale experienced by BIM in managing the Portfolios.

5) Ancillary Benefits and Other factors.

In addition to the above factors, the Directors also discussed other benefits received by BIM from its management of the Portfolios, including the ability to market its advisory services for similar products in the future. In addition, the Board discussed the compensation payable by the Portfolios to affiliates of BIM for other services, including shareholder servicing, an the fact that these fees were being reduced in conjunction with the New Agreement resulting in an overall reduction of the total fees paid by the Portfolios to BIM and its affiliates. The Board also discussed the use of the Portfolios as asset allocation vehicles for clients of Bessemer and its affiliated banks and trust companies, with the resulting expectation that the asset sizes of these Portfolios would grow as Bessemer’s client base grows.

In addition to the above factors, the Board discussed the compensation payable by the Portfolios to BIM for administrative services and affiliates of BIM for other services including shareholder servicing. The Board also discussed the ability of BIM and its affiliates to “expose” the Portfolios through its system, including bank clients.

The portfolio manager for each Portfolio, other than the Mid Cap Fund whose report was given by Marc Stern, and representatives from BIM were available to answer any questions the Board had concerning the management of the Portfolios and the services that BIM provides to the Portfolios. They also provided the Board with an overview of the Funds’ performance relative to the market in general and with respect to each Portfolio’s Peer Group.

Conclusion:

The Board, including all of the Independent Directors, concluded that the fees payable under the Advisory Contracts were fair and reasonable with

ADDITIONAL INFORMATION (UNAUDITED)

(Continued)

respect to the services that BIM and BGUK each provides and in light of the other factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Board was also assisted by the advice of independent counsel in making this determination.

Similarly, in approving the BGUK Sub-Advisory Agreement, the Board, including the Independent Directors, did not single out any one factor as being controlling or determinative. The Board was also assisted by the advice of counsel to the Independent Directors in making this determination. In addition, the Directors determined that the advisory fee for each of the Portfolios, proposed under the New Agreement, was fair and reasonable with respect to the nature of services that BIM and BGUK provided, and in light of the other factors that the Directors deemed relevant. The Directors based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling. As stated above, the Board was also assisted by the advice of counsel in making this determination.

At a meeting held March 8, 2005, the Board of Directors, including the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the Agreements defined below, approved the Advisory Contracts between BIM and the Funds on behalf of each of the Global Small Cap Fund and the Real Return Fund (collectively, the “New Funds”) and; the Global Small Cap Fund’s Sub-Advisory Agreement with Dimensional Fund Advisors Inc. (“DFA”) and BIM (collectively, the “Contracts”). In this regard, the Board of Directors discussed the following factors:

1) The nature, extent and quality of services provided by the Advisers.

The Board considered the scope and quality of services to be provided by BIM, particularly the portfolio managers and other personnel responsible for providing services to the New Funds. The Directors noted that, in addition to managing the investment program of the New Funds, BIM also provided, at its expense, supervisory personnel responsible for supervising the performance of the Administrator and for supervising the performance of other administrative services, accounting and related services, including valuation of the New Fund’s portfolio of investments, yield calculations, reports and filings with regulatory authorities and services related to such

ADDITIONAL INFORMATION (UNAUDITED)

(Continued)

functions, as well as compliance monitoring. The Directors considered that BIM paid for all compensation of officers and employees of the Funds that were affiliated with BIM. The Directors evaluated these factors based on their direct experience with BIM and in consultation with Independent Counsel. In addition, the Board focused on BIM’s long-standing relationship with the Funds. The Board also discussed BIM’s effectiveness in ensuring that the other portfolios of the Funds have been in compliance with their investment policies and restrictions and the requirements of the 1940 Act and related securities regulations and discussed the benefits of engaging BIM to provide these services to the New Funds.

The Board considered the scope and quality of services to be provided by DFA for the Global Small Cap Fund, particularly the portfolio managers and other personnel responsible for providing services to that Fund. The Board also considered the qualifications, biographies and responsibilities of the portfolio managers. The Board focused on the limited number of advisers with experience in the small capitalization sector and DFA’s experience and reputation in this sector. The Board gave particular consideration to the fact that, of the several advisers that BIM had identified as potential sub-advisers for the Global Small Cap Fund, DFA appeared to have the broadest expertise in this sector. The Board discussed with BIM its supervisory responsibilities with respect to DFA on the Global Small Cap Fund and the fact that BIM would be directly responsible for the investment of a portion of the Global Small Cap Fund’s portfolio. In addition, the Board focused on DFA’s investment process, noting in particular that DFA anticipated that a relatively large number of issues would be held in the Global Small Cap Fund’s portfolio. The Directors discussed with DFA their staffing and resource capabilities to monitor these investments.

The Directors concluded that the nature and extent of the services to be provided under the Advisory Contracts was reasonable and appropriate in relation to the advisory fee.

2) The performance of the New Funds and the Advisers.

Because the New Funds are newly created, there was no historical performance of the New Funds for the Directors to consider. However, the Directors did consider information provided by BIM and DFA relating to the historical performance of the asset classes in which the Funds proposed to invest, as measured by broad-based market indices. The Directors reviewed the proposed structure of each New Fund’s portfolio. With respect

ADDITIONAL INFORMATION (UNAUDITED)

(Continued)

to the Global Small Cap Fund, the Directors reviewed information provided by DFA concerning the historical performance of various strategies managed by DFA over both long and short term time horizons, including strategies that were similar, but not identical, to that proposed to be employed in connection with the Global Small Cap Fund.

3) The cost of the advisory services and the profits to BIM and its affiliates from the relationship with the New Funds.

In connection with the Director’s consideration of the level of the advisory fees, the Directors considered a number of factors. With respect to the Global Small Cap Fund, the Board’s analysis of the Fund’s advisory fee and estimated expenses included a discussion and review of data concerning the anticipated fees and expenses of the Global Small Cap Fund compared to several other global small/mid capitalization funds (the “Small Cap Peer Group”). In addition, the Board noted that the Global Small Cap Fund’s expected advisory fee and expense ratio were below the average for the Small Cap Peer Group. With respect to the Sub-Advisory Agreement, the Board noted that DFA’s fees were paid entirely by BIM, so that no additional expenses would be borne by shareholders for the engagement of the DFA. With respect to the Real Return Fund, the Board’s analysis of the Fund’s advisory fee and estimated expenses included a discussion and review of data concerning the anticipated fees and expenses of the Real Return Fund compared to several other funds (the “Real Return Peer Group”). The Directors noted, and BIM confirmed, that there appeared to be no other funds in the Lipper Universe that were similar to the Real Return Fund. As a result, the Real Return Peer Group consisted of funds that that were not directly comparable to the Real Return Fund. BIM discussed with the Directors the nature of the funds in the Real Return Peer Group and noted that each such fund involved a significantly lesser degree of investment management complexity and sophistication than the Fund. The Board noted that the Fund’s expected advisory fee was above average for the Real Return Peer Group but noted the Fund’s expected expense ratio was below the Real Return Peer Group average. Based on this analysis, and other factors noted below, including the fact that the New Funds were intended principally to serve asset allocation requirements of Bessemer and its affiliated banks and trust companies and would be made available through the client service functions of Bessemer and its affiliated banks and trust companies, the Board, including all of the Independent Directors, concluded that the fees payable under the New Funds’ Advisory Contract

ADDITIONAL INFORMATION (UNAUDITED)

(Concluded)

are fair and reasonable with respect to the services that BIM and DFA provide.

4) The extent to which economies of scale will be realized as the New Funds grow and whether fee levels reflect those economies of scale.

The Directors considered information provided by BIM that indicated that economies of scale were unlikely to be achieved in either Fund due to the number and nature of the underlying investments. In this regard, BIM noted that it expected that the number of issues held in the Global Small Cap Fund would increase as the Fund’s size increased. BIM further noted that, as the Real Return Fund increased in size, it expected that BIM would be required to expend additional time and resources to research and monitor additional separate investments. The Directors determined that, as each New Fund was a new fund with no assets under management, it was premature to consider economies of scale at this time.

5) Other Factors.

In addition to the above factors, the Directors also discussed other benefits received by BIM from its management of the New Funds, including the ability to market its advisory services for similar products in the future should the New Funds perform well. In addition, the Board discussed the compensation payable by the New Funds to affiliates of BIM for other services including shareholder servicing. The Board also discussed the use of the New Funds as asset allocation vehicles for clients of Bessemer and its affiliated banks and trust companies, with the resulting expectation that the asset sizes of these funds would grow as Bessemer’s client base grows.

Based on a consideration of all these factors in their totality, the Directors determined that the advisory fee for each of the New Funds was fair and reasonable with respect to the quality of services that BIM and DFA were expected to provide and in light of the other factors described above that the Directors deemed relevant. The Directors based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling. The Board was also assisted by the advice of the Independent Counsel in making this determination.

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A Special Meeting of shareholders of the Old Westbury Funds, Inc. (“Funds”) was held on August 4, 2005 at 3435 Stelzer Road, Columbus, Ohio, 43219 to approval the following proposals:

Proposal 1: To approve a new master investment advisory agreement between the Funds and Bessemer Investment Management LLC (“BIM”) which consolidates all of the Funds’ separate advisory agreements into a single agreement and increases for each of the Funds the asset “breakpoint” levels at which advisory fees are reduced.

A majority of the outstanding voting shares of the Funds approved the Proposal by the following votes:

	No. of Shares	% of Outstanding Shares	% of Shares Voted
Large Cap Equity Fund
FOR:	22,538,333	93.264%	100%
AGAINST:	0	0%	0%
ABSTAIN:	0	0%	0%
TOTAL:	22,538,333	93.264%	100%

Mid Cap Equity Fund
FOR:	45,877,823	93.812%	99.963%
AGAINST:	17,171	0.035%	0.037%
ABSTAIN:	0	0%	0%
TOTAL:	45,894,994	93.847%	100%

International Fund
FOR:	118,518,160	96.811%	100%
AGAINST:	0	0%	0%
ABSTAIN:	0	0%	0%
TOTAL:	118,518,160	96.811%	100%

Fixed Income Fund
FOR:	5,961,945	85.035%	99.866%
AGAINST:	7,993	0.114%	0.134%
ABSTAIN:	0	0%	0%
TOTAL:	5,969,938	85.149%	100%

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

(Continued)

	No. of Shares	% of Outstanding Shares	% of Shares Voted
Municipal Bond Fund
FOR:	7,739,928	96.769%	100%
AGAINST:	0	0%	0%
ABSTAIN:	0	0%	0%
TOTAL:	7,739,928	96.769%	100%

Proposal 2: To approve a change to a fundamental investment policy for each of the Funds (except for the Municipal Bond Fund) relating to concentration of investments in any one industry.

A majority of the outstanding voting shares of the Funds approved the Proposal by the following votes:

	No. of Shares	% of Outstanding Shares	% of Shares Voted
Large Cap Equity Fund
FOR:	22,538,333	93.264%	100%
AGAINST:	0	0%	0%
ABSTAIN:	0	0%	0%
TOTAL:	22,538,333	93.264%	100%

Mid Cap Equity Fund
FOR:	45,877,823	93.812%	99.963%
AGAINST:	17,171	0.035%	0.037%
ABSTAIN:	0	0%	0%
TOTAL:	45,894,994	93.847%	100%

International Fund
FOR:	118,518,160	96.811%	100%
AGAINST:	0	0%	0%
ABSTAIN:	0	0%	0%
TOTAL:	118,518,160	96.811%	100%

Fixed Income Fund
FOR:	5,961,945	85.035%	99.866%
AGAINST:	7,993	0.114%	0.134%
ABSTAIN:	0	0%	0%
TOTAL:	5,969,938	85.149%	100%

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

(Concluded)

Proposal 3: To approve a proposal that would authorize BIM and the Funds, with Board approval, to enter into or materially change agreements with sub-advisers, on behalf of each Fund, without obtaining shareholder approval.

A majority of the outstanding voting shares of the Funds approved the Proposal by the following votes:

	No. of Shares	% of Outstanding Shares	% of Shares Voted
Large Cap Equity Fund
FOR:	22,538,333	93.264%	100%
AGAINST:	0	0%	0%
ABSTAIN:	0	0%	0%
TOTAL:	22,538,333	93.264%	100%

Mid Cap Equity Fund
FOR:	45,877,823	93.812%	99.963%
AGAINST:	17,171	0.035%	0.037%
ABSTAIN:	0	0%	0%
TOTAL:	45,894,994	93.847%	100%

International Fund
FOR:	118,518,160	96.811%	100%
AGAINST:	0	0%	0%
ABSTAIN:	0	0%	0%
TOTAL:	118,518,160	96.811%	100%

Fixed Income Fund
FOR:	5,961,945	85.035%	99.866%
AGAINST:	7,993	0.114%	0.134%
ABSTAIN:	0	0%	0%
TOTAL:	5,969,938	85.149%	100%

Municipal Bond Fund
FOR:	7,739,928	96.769%	100%
AGAINST:	0	0%	0%
ABSTAIN:	0	0%	0%
TOTAL:	7,739,928	96.769%	100%

Investment Adviser:

Bessemer Investment Management LLC

630 Fifth Avenue

New York, NY 10111

(212) 708-9100

Distributor and Shareholder

Servicing Agent:

BISYS Fund Services LP

3435 Stelzer Road

Columbus, OH 43219

Transfer Agent:

BISYS Fund Services Ohio, Inc.

3435 Stelzer Road

Columbus, OH 43219

Custodians:

Bessemer Trust Company

100 Woodbridge Center Drive

Woodbridge, NJ 07095

Citibank, N.A.

111 Wall Street

New York, NY 10005

Administrator:

BISYS Fund Services Ohio, Inc.

3435 Stelzer Road

Columbus, OH 43219

Shareholder Servicing Agent:

Bessemer Trust Company, N.A.

630 Fifth Avenue

New York, NY 10111

(212) 708-9100

Independent Registered Public

Accounting Firm:

Deloitte & Touche LLP

111 South Wacker Dr.

Chicago, IL 60606

Cusip 680414307

Cusip 680414208

Cusip 680414604

Cusip 680414109

Cusip 680414406

Cusip 680414505

Cusip 680414703

(OWF-AR 1005)

(12/05)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risks, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Bessemer Investment Management LLC and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report.

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

     (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

     (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Eugene P. Beard, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2004 - $153,500

2005 - $229,500

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2004 – $29,100

2005 - $45,050

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

2004 – $250,000

2005 – $562,000

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6. Schedule of Investments.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

OLD WESTBURY GLOBAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS

October 31, 2005

Shares	Security Description	Value
COMMON STOCKS (85.7%)
AUSTRALIA (2.1%)
CONSUMER DISCRETIONARY (0.3%)
47,753	ABC Learning Centres Ltd.	$232,019
23,073	Amalgamated Holdings Ltd.	75,025
237,688	Austar United Communications Ltd. (b)	212,318
103,629	Austereo Group Ltd.	123,941
15,389	Colorado Group Ltd.	54,066
94,052	David Jones Ltd.	159,590
8,673	Fantastic Holdings Ltd.	24,830
7,639	Fleetwood Corp. Ltd.	38,943
4,078	Flight Centre Ltd.	35,056
3,000	G.U.D Holdings Ltd.	16,796
15,525	Invocare Ltd.	44,795
16,253	JB Hi-Fi Ltd.	40,943
108,153	Pacific Brands Ltd.	220,705
16,671	Prime Television Ltd.	42,245
31,777	Repco Corp. Ltd.	62,709
11,779	Rural Press Ltd.	96,853
3,942	Southern Cross Broadcasting Australia Ltd.	42,668
28,283	STW Communications Group Ltd.	61,945
21,214	Village Roadshow Ltd. (b)	41,229
25,284	Village Roadshow Ltd., Preferred Shares (b)	43,470

		1,670,146

CONSUMER STAPLES (0.1%)
27,021	ABB Grain Ltd.	141,388
65,687	Australian Agricultural Co. Ltd.	89,364
114,636	Futuris Corp. Ltd.	158,527
10,055	Grain Corp. Ltd.	81,926
23,353	McGuigan Simeon Wines Ltd.	65,462
40,785	Ridley Corp. Ltd.	42,224
6,195	Select Harvests Ltd.	61,589

		640,480

ENERGY (0.2%)
30,551	ARC Energy Ltd. (b)	43,048
76,071	Australian Worldwide Exploration Ltd. (b)	116,001
50,758	Centennial Coal Co. Ltd.	156,699
33,955	Felix Resources Ltd. (b)	64,723
106,415	Hardman Resources Ltd. (b)	160,681
100,881	New Hope Corp. Ltd.	103,310
58,554	Paladin Resources Ltd. (b)	86,663
26,544	ROC Oil Co. Ltd. (b)	50,001
27,977	Tap Oil Ltd. (b)	50,818

		831,944

FINANCIALS (0.3%)
24,616	Adelaide Bank Ltd.	229,086
174,160	Australand Property Group	233,032
18,120	Bank of Queensland Ltd.	188,949
17,560	Bendigo Bank Ltd.	151,475
38,303	Count Financial Ltd.	48,960
38,629	FKP Property Group	133,692
12,221	Investor Group Ltd.	45,219
16,163	IOOF Holdings Ltd.	86,989
30,272	OAMPS Ltd.	71,053
26,469	SFE Corp. Ltd.	246,332
41,871	Sunland Group Ltd.	47,417
163,262	Thakral Holdings Group	98,241

		1,580,445

HEALTH CARE (0.2%)
51,637	Arrow Pharmaceuticals Ltd.	99,971
63,310	Australian Pharmaceutical Industries Ltd.	148,598
17,013	Cellestis Ltd. (b)	34,337
32,745	Healthscope Ltd.	139,519
14,479	Novogen Ltd. (b)	53,466
26,155	Primary Health Care Ltd.	205,284
16,363	Ramsay Health Care Ltd.	107,758
30,009	Sigma Co. Ltd.	268,508

		1,057,441

INDUSTRIALS (0.4%)
77,624	Adsteam Marine Ltd.	98,061
13,583	Alesco Corp. Ltd.	86,303
28,945	Austal Ltd. (b)	50,846
5,000	Boom Logisitics Ltd.	11,213
26,490	Cabcharge Australia Ltd.	118,808
51,396	Coates Hire Ltd.	178,261
20,084	Corporate Express Australia Ltd.	90,077
17,686	Crane Group Ltd.	138,813
60,810	GWA International Ltd.	139,549
29,585	Hills Industries Ltd.	103,719
13,431	Monadelphous Group Ltd.	38,352
78,985	PMP Ltd. (b)	92,990
12,601	Reece Australia Ltd.	129,986
28,501	Salmat Ltd.	100,770
9,794	Sims Group Ltd.	123,725
32,036	Spotless Group Ltd.	119,495
27,741	Transfield Services Ltd.	154,072
21,009	United Group Ltd.	164,895

		1,939,935

INFORMATION TECHNOLOGY (0.1%)
63,500	Baycorp Advantage Ltd.	152,841
32,057	Commander Communications Ltd.	53,916
16,525	iiNET Ltd.	34,587
19,221	Iress Market Technology Ltd.	60,201
47,560	MYOB Ltd.	40,173
13,764	Redflex Holdings Ltd. (b)	34,261

		375,979

MATERIALS (0.4%)
136,390	Adelaide Brighton Ltd.	216,138
42,185	Bendigo Mining Ltd. (b)	34,371
18,680	Brickworks Ltd.	187,109
7,351	Campbell Brothers Ltd.	53,300
36,942	Consolidated Minerals Ltd.	89,470
48,101	Fortescue Metals Group Ltd. (b)	158,205
57,571	Great Southern Plantations Ltd.	132,546
34,637	Gunns Ltd.	71,719
19,019	Iluka Resources Ltd.	110,037
23,980	Jubilee Mines NL	116,155
31,549	MaCarthur Coal Ltd.	137,960
6,631	Magnesium International Ltd. (b)	8,327
116,599	Minara Resources Ltd.	147,297
267,490	Oxiana Ltd. (b)	267,932
85,192	PaperlinX Ltd.	196,138
97,749	Smorgon Steel Group Ltd.	107,775
30,600	Ticor Ltd.	42,545
58,818	TimberCorp. Ltd.	106,399

		2,183,423

TELECOMMUNICATION SERVICES (0.0%)
63,352	SP Telemedia Ltd.	70,323

UTILITIES (0.1%)
54,920	Australian Pipeline Trust	150,663
24,976	Energy Developments Ltd.	84,947
136,900	Envestra Ltd.	124,846
25,700	GasNet Australia Group	52,830

		413,286

		10,763,402

AUSTRIA (0.3%)
CONSUMER DISCRETIONARY (0.0%)
3,058	BetandWin.com Interactive Entertainment AG (b)	223,088

CONSUMER STAPLES (0.0%)
566	Agrana Beteiligungs AG	51,654

ENERGY (0.0%)
862	Schoeller-Bleckmann Oilfield Equipment AG	24,832

FINANCIALS (0.1%)
8,274	CA Immobilien Anlagen AG (b)	209,398
2,384	Conwert Immobilien Invest AG (b)	40,280
2,500	Sparkassen Immobilien AG (b)	25,224

		274,902

INDUSTRIALS (0.1%)
2,311	Andritz AG	209,909
2,439	BWT AG	97,295
3,121	Flughafen Wien AG	201,953

		509,157

MATERIALS (0.1%)
2,228	Boehler-Uddeholm AG	337,730
1,891	Constantia Packaging AG	73,644
635	Mayr-Melnhof Karton AG	87,056
5,405	RHI AG (b)	149,938

		648,368

		1,732,001

BELGIUM (0.5%)
CONSUMER DISCRETIONARY (0.0%)
674	D’ieteren SA	171,463
750	Quick Restaurants SA	19,907
740	Roularta Media Group NV	43,894
65	Van De Velde NV	11,761

		247,025

ENERGY (0.0%)
615	Exmar NV	56,008

FINANCIALS (0.2%)
5,614	Ackermans & Van Haaren	285,638
50	Banque Nationale de Belgique	194,423
1,479	Cofinimmo	231,991
643	Warehouses De Pauw SCA	30,050

		742,102

HEALTH CARE (0.1%)
3,415	Innogenetics (b)	38,998
4,938	Omega Pharma SA	255,031

		294,029

INDUSTRIALS (0.2%)
4,312	Bekaert SA	358,851
4,983	C.M.B. (Company Maritime Belge) NPV	165,638
45	CFE (CIE Francois D’enter)	26,962
3,050	Deceuninck NV	90,273

		641,724

INFORMATION TECHNOLOGY (0.0%)
167	Icos Vision Systems NV (b)	5,783
5,034	Melexis NV	62,735
4,735	Telindus Group NV (b)	82,215

		150,733

MATERIALS (0.0%)
6,295	Tessenderlo Chemie NV	207,289

		2,338,910

BRAZIL (1.2%)
CONSUMER DISCRETIONARY (0.1%)
720,000	Companhia de Tecidos Norte de Minas SA	73,590
2,400,000	Lojas Americanas SA	50,127
326,000	NET Servicos de Comunicacao SA (b)	131,831

		255,548

CONSUMER STAPLES (0.1%)
8,900	Perdigao SA	241,257
179,000	Sadia SA	442,270

		683,527

ENERGY (0.0%)
10,000	Cia Brasileira de Petroleo Ipiranga SA	107,452
1,300	Refinaria Petroleo Ipiranga SA	24,957
5,600	Ultrapar Participacoes SA	87,348

		219,757

INDUSTRIALS (0.1%)
6,000	All America Latina Logistica SA	43,994
3,900	Duratex SA	43,328
15,000	Gol Linhas Aereas Inteligentes SA	261,365
20,900	Marcopolo SA	43,652
93,200	Weg SA	304,413

		696,752

MATERIALS (0.6%)
10,000	Acesita SA	139,048
370,000	Caemi Mineracao e Metalurgica SA	588,633
23,500	Cia Petroquimica do Sul SA (b)	298,671
54,500	Confab Industrial SA	83,798
236,000	Klabin SA	450,962
26,500	Metalurgica Gerdau SA	474,581
10,000	Paranapanema SA	62,658
52,600	Ripasa SA Papel e Celulose SA	85,318
30,000	Suzano Bahia Sul Papel e Celulose SA	173,310
24,900	Suzano Petroquimica SA	53,998
86,000	Uniao de Industrias Petroquimicas SA	86,371
16,000	Votorantim Celulose e Papel SA	191,974

		2,689,322

TELE COMMUNICATION SERVICES (0.2%)
4,200	Celular CRT Participacoes SA	97,054
63	Celular CRT Participacoes SA	1,172
158,600,000	Embratel Participacoes SA (b)	381,999
2,000	Tele Sudeste Celular Participacoes SA	15,731
45	Tele Sudeste Celular Participacoes SA	350
60,000,000	Telemig Cellular Participacoes SA	98,654
141,000,000	Tim Participacoes SA	281,962

		876,922

UTILITIES (0.1%)
114,000	Centrais Eletricas de Santa Catarina SA	73,457
27,800,000	Companhia Paranaense de Energia-Copel SA	203,346
1,870,000	Electropaulo Metropolitana SA (b)	85,094

		361,897

		5,783,725

CANADA (2.3%)
CONSUMER DISCRETIONARY (0.4%)
8,200	Alliance Atlantis Communications, Inc. (b)	204,861
3,400	Chum Ltd. - Class B	86,382
9,300	Cinram International, Inc.	188,552
4,400	Cogeco Cable, Inc.	93,902
6,500	Corus Entertainment, Inc. - Class B	171,473
1,000	Dorel Industries, Inc. - Class A (b)	24,475
5,600	Dorel Industries, Inc. - Class B (b)	134,451
5,500	Forzani Group Ltd. (The) - Class A (b)	54,497
12,400	Hudson’s Bay Co.	162,771
6,800	Imax Corp. (b)	61,619
10,800	Intrawest Corp.	261,494
2,000	Leon’s Furniture Ltd.	63,110
17,400	Linamar Corp.	217,353
9,000	Lions Gate Entertainment Corp. (b)	85,899
4,100	Mega Bloks, Inc. (b)	81,111
9,400	Reitman’s Ltd. - Class A	126,257
5,700	TVA Group, Inc. - Class B	78,684
4,200	Uni-Select, Inc.	107,597
400	Wescast Industries, Inc. - Class A	7,368

		2,211,856

CONSUMER STAPLES (0.1%)
6,400	Agricore United	38,482
4,100	Canada Bread Co. Ltd.	179,514
600	Corby Distilleries Ltd. - Class A	38,567
1,100	Empire Co. Ltd.	34,235
13,800	Saskatchewan Wheat Pool (b)	66,032
2,500	Van Houtte, Inc.	40,121
6,600	Vincor International, Inc. (b)	193,171

		590,122

ENERGY (0.5%)
1,200	Akita Drilling Ltd. - Class A	19,715
3,533	Alberta Clipper Energy, Inc. (b)	12,267
19,000	Blackrock Ventures, Inc. (b)	142,886
5,400	Calfrac Well Services Ltd.	154,573
16,700	Canadian Superior Energy, Inc.	33,943
4,300	Celtic Exploration Ltd. (b)	42,607
19,600	Centurion Energy International, Inc. (b)	170,970
3,800	CHC Helicopter Corp.	79,134
3,533	Ember Resources, Inc. (b)	18,700
4,200	Enerflex Systems Ltd.	88,603
11,200	Fairborne Energy Trust	143,604
3,729	Fairquest Energy Ltd. (b)	28,959
2,932	Highpine Oil & Gas Ltd. (b)	53,386
10,800	International Uranium Corp. (b)	50,396
4,800	Iteration Energy Ltd.	18,577
25,600	Ivanhoe Energy, Inc. (b)	41,192
6,200	Kick Energy Corp. (b)	32,817
6,600	Nuvista Energy Ltd. (b)	93,120
400	Paramount Resources Ltd. (b)	10,586
4,400	Pason Systems, Inc.	88,313
5,500	Petrobank Energy & Resources Ltd. (b)	36,937
4,700	Real Resources, Inc. (b)	91,150
7,200	Rider Resources Ltd. (b)	100,610
5,800	Savanna Energy Services Corp. (b)	119,114
11,200	ShawCor Ltd.	136,111
4,600	Tesco Corp. (b)	75,225
5,300	Thunder Energy Trust, Inc.	56,465
5,600	Transglobe Energy Corp. (b)	27,033
12,600	True Energy, Inc. (b)	58,689
77,500	UTS Energy Corp. (b)	286,163

		2,311,845

FINANCIALS (0.2%)
1,200	BPO Properties Ltd.	38,110
5,700	Canadian Western Bank	169,919
5,100	Dundee Corp. - Class A (b)	118,775
5,300	Home Capital Group, Inc.	159,521
13,600	Kingsway Financial Services, Inc.	223,556
2,600	Laurentian Bank of Canada	66,828
1,500	Morguard Corp.	38,110

		814,819

HEALTH CARE (0.2%)
3,300	AEterna Zentaris, Inc. (b)	15,539
6,400	Angiotech Pharmaceuticals, Inc.	84,553
7,700	Axcan Pharma, Inc. (b)	97,815
5,300	Cangene Corp. (b)	37,479
8,000	Cardiome Pharma Corp. (b)	65,108
7,400	Draxis Health, Inc.	33,215
12,600	Extendicare, Inc.	202,957
7,100	ID Biomedical Corp. (b)	207,443
4,900	Neurochem, Inc. (b)	74,695
14,200	Patheon, Inc. (b)	81,775
6,200	QLT, Inc. (b)	42,846
14,000	TLC Vision Corp. (b)	87,500
16,500	Vasogen, Inc. (b)	43,458

		1,074,383

INDUSTRIALS (0.2%)
16,500	ATS Automation Tooling Systems, Inc. (b)	213,796
4,200	FirstService Corp. (b)	97,815
1,700	Garda World Security Corp.	20,300
9,600	Husky Injection Molding Systems Ltd. (b)	33,089
5,100	Hydrogenics Corp. (b)	15,592
16,400	Magellan Aerospace Corp. (b)	36,806
5,500	Martinrea International, Inc. (b)	22,591
1,200	Mullen Group Income Fund	23,780
1,900	Richelieu Hardware Ltd.	35,239
17,900	Royal Group Technologies Ltd. (b)	162,962
11,600	Russel Metals, Inc.	188,028
3,200	Stantec, Inc. (b)	98,645
2,400	Teknion Corp. (b)	11,382
1,400	Transat A.T., Inc. - Class A (b)	18,946
2,800	Wajax Ltd.	56,911
17,600	Westaim Corp. (b)	56,341
6,000	Zenon Environmental, Inc. (b)	113,059

		1,205,282

INFORMATION TECHNOLOGY (0.2%)
3,000	Aastra Technologies Ltd. (b)	74,822
2,800	Dalsa Corp. (b)	28,076
23,100	Emergis, Inc. (b)	73,361
19,600	Geac Computer Corp. Ltd. (b)	172,131
4,000	GSI Group, Inc. (b)	34,553
3,400	Hummingbird Ltd. (b)	75,037
6,700	MacDonald Dettwiler & Associates Ltd. (b)	194,849
1,900	Mosaid Technologies, Inc.	34,611
8,200	Open Text Corp. (b)	111,806

		799,246

MATERIALS (0.5%)
8,300	Algoma Steel, Inc. (b)	162,373
21,300	AUR Resources, Inc.	165,052
43,000	Bema Gold Corp. (b)	108,155
20,000	Cambior, Inc. (b)	35,738
6,800	Canam Group, Inc. (b)	40,312
9,600	Canico Resource Corp. (b)	157,724
13,100	Cascades, Inc.	86,535
5,900	CCL Industries - Class B	149,898
29,000	Crystallex International Corp. (b)	39,050
53,600	Eldorado Gold Corp. (b)	163,869
5,100	First Quantum Minerals Ltd.	119,639
6,400	Inmet Mining Corp. (b)	107,046
6,300	International Forest Products (b)	35,160
6,300	Intertape Polymer Group, Inc. (b)	49,566
3,200	Major Drilling Group International (b)	45,203
27,200	Miramar Mining Corp.	34,553
37,300	Norske Skog Canada Ltd. (b)	83,710
8,400	North American Palladium Ltd. (b)	54,421
18,400	Northern Orion Resources, Inc. (b)	45,813
9,000	PAN American Silver Corp. (b)	143,216
28,700	Sherritt International Corp.	245,485
9,200	Sino-Forest Corp. (b)	25,244
4,800	St. Lawrence Cement Group, Inc. - Class A	117,846
90,400	Tahera Diamond Corp. (b)	36,365
7,000	Tenke Mining Corp.	53,354
6,000	Virginia Gold Mines, Inc.	32,673
10,800	Western Silver Corp. (b)	87,348
4,600	Winpak Ltd.	38,372
20,200	Yamana Gold, Inc. (b)	75,271

		2,538,991

TELECOMMUNICATION SERVICES (0.0%)
7,200	Stratos Global Corp. (b)	42,988

UTILITIES (0.0%)
11,400	Canadian Hydro Developers, Inc. (b)	44,507

		11,634,039

CHILE (0.3%)
CONSUMER STAPLES (0.0%)
792,236	Empresas Iansa SA	73,544
37,174	Farmacias Ahumada SA	78,721
179,728	Vina Concha y Toro SA	257,699
7,044,884	Vina San Pedro SA	73,168

		483,132

FINANCIALS (0.1%)
49,225,119	Corpbanca	274,176
141,474	Parque Arauco SA	94,923

		369,099

HEALTH CARE (0.0%)
164,971	Banmedica SA (b)	134,949

INDUSTRIALS (0.0%)
1,076,958	Madeco SA (b)	96,986

MATERIALS (0.1%)
18,632	Cementos Bio-Bio SA	44,525
17,867	Cristalerias de Chile SA	201,989
200,535	Industrias Forestales SA	46,079

		292,593

UTILITIES (0.1%)
2,452,926	Colbun SA	356,666

		1,733,425

DENMARK (0.5%)
CONSUMER DISCRETIONARY (0.1%)
3,050	Bang & Olufsen A/S - Class B	291,475

CONSUMER STAPLES (0.0%)
1,300	East Asiatic Co. Ltd. A/S	98,344
1,125	Royal Unibrew A/S	87,274

		185,618

FINANCIALS (0.2%)
1,300	Alm. Brand Skadesforsikring A/S (b)	50,738
320	Amagerbanken A/S	60,854
220	Fionia Bank A/S	46,996
925	Forstaedernes Bank A/S	95,826
25	Norresundby Bank A/S	11,685
245	Ringkjoebing Landbobank A/S	109,434
260	Sjaelso Gruppen A/S	56,376
725	Spar Nord Bank A/S	110,040
325	Sparbank Vest A/S	20,306
50	Sparekassen Faaborg A/S	22,486
17,870	Sydbank A/S (b)	413,304
500	Vestjysk Bank A/S	20,157

		1,018,202

HEALTH CARE (0.1%)
1,875	Chr Hansen Holding A/S - Class B	175,872
4,400	Genmab A/S (b)	84,451
850	Neurosearch A/S	22,936

		283,259

INDUSTRIALS (0.1%)
950	DFDS A/S	56,074
7,600	FLSmidth & Co. A/S - Class B	198,970
4,800	NKT Holding A/S	188,111
1,000	Schouw & Co.	32,926

		476,081

INFORMATION TECHNOLOGY (0.0%)
700	SimCorp A/S	62,511

MATERIALS (0.0%)
2,400	Auriga Industries	64,374

		2,381,520

FINLAND (0.7%)
CONSUMER DISCRETIONARY (0.1%)
22,250	Amer Sports Oyj	404,997
8,650	Fiskars Corp. - Class A	103,652
550	Stockmann Oyj Abp	19,574
5,315	Stockmann Oyj Abp - Class B	189,476

		717,699

CONSUMER STAPLES (0.0%)
1,000	Hk-Ruokatalo Oyj	10,485
20,000	Raisio Plc - Class V	51,287

		61,772

FINANCIALS (0.1%)
14,900	OKO Bank	168,547
19,200	Pohjola Group Plc - Class D	307,837
11,400	Sponda Oyj	109,967

		586,351

INDUSTRIALS (0.3%)
12,200	Finnair Oyj	151,455
3,400	Finnlines Oyj	55,083
900	Jaakko Poyry Group Oyj	30,725
3,000	KCI Konecranes Oyj	130,314
5,400	Lassila & Tikanoja Oyj	95,056
800	Lemminkainen Oyj	24,445
17,900	Uponor Oyj	385,876
8,050	YIT-Yhtyma Oyj	309,838

		1,182,792

INFORMATION TECHNOLOGY (0.0%)
2,150	Elcoteq Network Oyj - Class A	46,064
10,700	Elektrobit Group Oyj	33,337
11,650	F-Secure Oyj (b)	26,245
2,800	Perlos Oyj	26,842
1,000	Vaisala Oyj	27,681

		160,169

MATERIALS (0.2%)
11,750	Huhtamaki Oyj	185,715
9,800	Kemira Oyj	130,233
26,600	Rautaruukki Oyj	543,143

		859,091

		3,567,874

FRANCE (1.6%)
CONSUMER DISCRETIONARY (0.4%)
2,053	Alain Afflelou SA (b)	66,152
1,402	Beneteau SA	107,856
298	Bricorama SA	16,712
17,208	Canal Plus	162,694
3,425	Club Mediterranee (b)	149,596
1,082	Damartex SA	38,897
24,701	Elior	322,038
1,280	Etam Developement SA (b)	45,999
279,888	Euro Disney S.C.A.	36,893
3,592	Faurecia	251,369
504	Ipsos	59,790
1,306	Kaufman & Broad SA	97,028
1,266	Pierre & Vacances	97,091
1,356	Rodriguez Group	79,213
1,333	SEB SA	142,162
15	Societe des Bains de Mer et du Cercle des Etrangers a Monaco (b)	9,257
1,636	Societe du Louvre	284,651
573	Spir Communications	86,995
4,997	SR Teleperformance	147,122
2,088	Trigano SA	88,247

		2,289,762

CONSUMER STAPLES (0.2%)
902	Ales Groupe	16,537
629	Bonduelle S.C.A.	44,847
1,360	Bongrain SA	79,284
4,445	Groupe Bourbon	359,266
1,184	Guyenne et Gascogne SA	124,285
863	Laurent-Perrier	45,450
3,160	Provimi SA	67,818
3,925	Rallye SA	171,765
353	Taittinger SA	141,620
134	Vilmorin et Compagnie	25,290

		1,076,162

ENERGY (0.0%)
2,100	Compagnie Generale de Geophysique SA (b)	183,069

FINANCIALS (0.2%)
3,839	April Group	135,247
4,445	CBo Territoria (b)	21,252
886	Financiere Pour la Location d’Immeubles Industriels et Commerciaux	44,803
1,570	Foncia Groupe	47,409
156,504	SCOR	311,313
2,776	Silic	257,136
886	Union Financiere de France Banque SA	41,300

		858,460

HEALTH CARE (0.1%)
1,591	Audika	37,348
300	Boiron SA	8,045
489	Cegedim SA	40,725
10,221	Generale de Sante	353,837
3,349	Orpea (b)	180,589
340	Stallergenes	43,309
1,248	Virbac SA	53,837

		717,690

INDUSTRIALS (0.2%)
1,781	Assystem	39,823
923	Bacou Dalloz	82,952
2,116	Carbone Lorraine	83,167
1,346	CFF Recycling	36,129
3,740	Fimalac	203,018
1,129	GL Events SA	33,524
346	Lisi	20,109
3,415	Manitou BF SA	142,080
4,555	Nexans SA	214,127
463	Norbert Dentressangle	24,162
3,678	Pinguely-Haulotte	66,462
419	Somfy SA	85,354
857	Ste Industrielle d’Aviation Latecoere SA	33,992

		1,064,899

INFORMATION TECHNOLOGY (0.3%)
3,474	Alten (b)	101,158
19,560	Altran Technologies SA (b)	228,526
109,497	Bull SA (b)	98,407
1,047	Cegid	38,642
6,915	GFI Informatique (b)	52,452
3,507	Groupe Steria SCA	179,443
2,270	Iliad SA	121,046
26,369	Infogrames Entertainment SA (b)	45,501
4,755	Oberthur Card Systems SA	41,766
811	Sopra Group SA	60,253
4,171	UBISOFT Entertainment (b)	192,325
1,226	Unilog SA	105,923

		1,265,442

MATERIALS (0.1%)
2,331	Compagnie Plastic-Omnium SA	81,143
108,785	Rhodia SA (b)	221,606

		302,749

UTILITIES (0.1%)
1,022	Electricite de Strasbourg	154,919
1,238	Rubis SA	90,419
115	Sechilienne-Sidec	50,574

		295,912

		8,054,145

GERMANY (1.2%)
CONSUMER DISCRETIONARY (0.2%)
934	CTS Eventim AG (b)	26,693
7,612	Douglas Holding AG	289,058
6,000	EM.TV AG	33,936
1,290	Escada AG (b)	33,173
1,771	Fielmann AG	118,842
2,507	Gerry Weber International AG	40,916
4,552	Medion AG	62,510
932	Rational AG	104,433
1,556	Sixt AG	39,062
4,152	Takkt AG	45,076

		793,699

CONSUMER STAPLES (0.0%)
117	KWS Saat AG	95,336

FINANCIALS (0.2%)
5,932	Aareal Bank AG (b)	182,398
5,132	AWD Holding AG	137,445
8,271	Comdirect Bank AG	65,512
6,258	DAB Bank AG	46,943
2,709	Deutsche Euroshop AG	142,020
711	Grenkeleasing AG	36,976
350	Oldenburgische Landesbankag AG	21,390
2,439	Vivacon AG (b)	73,504
2,027	Wuerttembergische Lebensversicherung AG	47,632

		753,820

HEALTH CARE (0.1%)
3,263	GPC Biotech AG (b)	37,927
3,000	Medigene AG (b)	25,596
900	Morphosys AG (b)	41,521
29,050	Qiagen NV (b)	345,668
3,712	Rhoen Klinikum AG	134,287
9,857	Stada Arzneimittel AG	321,393

		906,392

INDUSTRIALS (0.3%)
8,045	Bilfinger Berger AG	347,050
1,017	Cewe Color Holding AG	53,012
11,195	Deutz AG (b)	50,842
844	DIS Deutscher Industrie Service AG	45,875
2,948	GFK AG	96,969
1,384	Indus Holding AG	44,662
834	Interseroh AG zur Verwertung von Sekundaerrohstoffen	26,334
7,388	IWKA AG	163,780
1,372	Krones AG	122,565
5,406	Leoni AG	169,010
120	Muehlbauer Holding AG & Co. KGaA	5,438
1,199	Pfeiffer Vacuum Technology AG	60,875
2,135	Pfleiderer AG (b)	38,913
4,181	Rheinmetall AG	256,716
100	Sartorius AG	2,594
14,249	SGL Carbon AG (b)	208,309
5,128	Singulus Technologies (b)	72,448
4,973	Techem AG (b)	197,843
1,861	Vossloh AG	90,695

		2,053,930

INFORMATION TECHNOLOGY (0.2%)
1,916	Balda AG	21,903
1,310	Bechtle AG	25,367
107	Boewe Systec AG	6,090
10,118	Epcos AG	122,577
9,419	Jenoptik AG (b)	83,183
6,772	Kontron AG (b)	49,501
5,314	Software AG	241,974
3,650	Teles AG	30,267
7,928	United Internet AG	254,697

		835,559

MATERIALS (0.1%)
1,342	Centrotec Sustainable AG (b)	37,871
1,200	Fuchs Petrolub AG	48,171
4,896	Norddeutsche Affinerie AG	104,665
4,101	Salzgitter AG	180,499

		371,206

TELECOMMUNICATION SERVICES (0.1%)
14,237	Mobilcom AG	289,339
8,596	QSC AG (b)	39,142

		328,481

UTILITIES (0.0%)
1,000	MVV Energie AG	22,228

		6,160,651

GREECE (0.6%)
CONSUMER DISCRETIONARY (0.1%)
4,720	Fourlis SA	41,741
13,560	Germanos SA	201,810
2,570	Hellenic Duty Free Shops SA	45,517
11,720	Hyatt Regency SA	143,530
10,310	Notos Com Holdings SA	41,264

		473,862

CONSUMER STAPLES (0.0%)
4,860	Delta Holdings SA	51,133
5,750	Gr. Sarantis SA	42,581

		93,714

ENERGY (0.2%)
30,590	Motor Oil Hellas Corinth Refineries SA	659,803

FINANCIALS (0.1%)
7,380	Agricultural Bank of Greece (b)	43,333
2,660	Babis Vovos International Construction SA	43,477
6,750	Bank of Attica (b)	43,678
2,620	Bank of Greece	292,760
11,930	Egnatia Bank SA	56,611
5,000	Ethniki General Insurance Co.	28,160
9,670	GEK Group of Cos. SA	50,985
6,280	Geniki Bank	67,727

		626,731

HEALTH CARE (0.0%)
8,200	Athens Medical Center SA	24,958

INDUSTRIALS (0.1%)
9,910	Aktor S.A. Technical Co.	36,575
11,160	Attica Holdings SA	46,003
21,010	Hellenic Technodomiki Tev SA	108,761
5,160	Metka SA	46,003
11,600	Minoan Lines Shipping SA	41,701
19,510	NBG Real Estate Development Co.	99,593
23,070	Technical Olympic SA	131,036

		509,672

INFORMATION TECHNOLOGY (0.0%)
20,300	Intracom SA	134,763

MATERIALS (0.1%)
6,140	Heracles General Cement Co.	64,599
8,280	MJ Maillis SA	33,734
3,920	Mytilineos Holdings SA	68,769
27,740	Viohalco	179,500

		346,602

		2,870,105

HONG KONG (0.8%)
CONSUMER DISCRETIONARY (0.2%)
96,000	Alco Holdings Ltd.	35,606
36,000	Associated International Hotels	29,955
192,000	Bossini International Holdings Ltd.	23,035
64,000	Cafe de Coral Holdings Ltd.	72,243
52,000	Chow Sang Sang Holdings International Ltd.	19,957
48,000	Clear Media Ltd. (b)	40,250
44,000	Cross-Harbour Holdings Ltd.	32,071
166,000	EganaGoldpfeil Holdings Ltd.	39,403
118,000	Fountain SET Holdings	45,668
116,000	Glorious Sun Enterprises Ltd.	48,635
44,000	Grande Holdings Ltd.	34,909
40,000	Harbour Centre Development Ltd.	62,955
450,000	Hutchison Harbour Ring Ltd.	43,539
135,000	I-CABLE Communications Ltd.	36,138
238,000	IDT International Ltd.	20,878
3,671,148	Nan Hai Corp. Ltd. (b)	13,261
162,000	Next Media Ltd. (b)	64,264
242,000	Oriental Press Group	42,146
150,000	Peace Mark Holdings Ltd.	36,380
198,000	Playmates Holdings Ltd.	30,141
192,000	Prime Success International Group (b)	68,115
1,222,000	Regal Hotels International Holdings Ltd.	81,975
88,000	SA SA International Holdings Ltd.	32,638
200,000	SCMP Group Ltd.	74,178
290,000	TCL Multimedia Technology Holdings Ltd.	43,023
132,000	Top Form International Ltd.	29,460
50,000	Truly International Holdings	57,408
29,000	Wing On Co. International Ltd.	37,786

		1,196,017

CONSUMER STAPLES (0.1%)
180,000	Chaoda Modern Agriculture Ltd.	67,921
174,000	Cofco International Ltd.	64,535
82,000	Hengan International Group Co. Ltd.	76,165
192,000	Kingway Brewery Holdings Ltd.	64,400
136,000	Vitasoy International Holdings Ltd.	48,687

		321,708

ENERGY (0.0%)
590,000	Cnpc Hong Kong Ltd.	114,931
242,000	Sinolink Worldwide Holdings	49,014
420,000	Titan Petrochemicals Group Ltd.	31,426

		195,371

FINANCIALS (0.3%)
30,000	Allied Group Ltd.	39,863
142,000	Asia Financial Holdings Ltd.	31,508
864,000	Asia Standard International Group Ltd.	27,642
228,000	China Gas Holdings Ltd. (b)	36,178
154,000	China Insurance International Holdings Co. Ltd. (b)	55,627
226,000	China Resources Land Ltd.	61,955
210,000	Far East Consortium	63,664
98,000	Fubon Bank Hong Kong Ltd.	32,239
136,800	HKR International Ltd.	65,297

56,000	Hong Kong Ferry Holdings	64,296
118,000	Hopson Development Holdings Ltd.	146,139
80,000	JCG Holdings Ltd.	79,468
259,000	K Wah International Holdings Ltd.	57,135
66,000	Kowloon Development Co. Ltd.	69,392
51,000	Liu Chong Hing Bank Ltd.	77,965
46,000	Liu Chong Hing Investment	44,507
98,000	Midland Holdings Ltd.	47,410
104,000	Pacific Century Insurance Holdings Ltd.	36,560
275,000	Pacific Century Premium Developments Ltd.	73,614
200,000	Silver Grant International	51,086
82,000	TAI Cheung Holdings	40,198

		1,287,819

HEALTH CARE (0.0%)
190,000	China Pharmaceutical Group Ltd. (b)	31,864
211,714	Golden Meditech Co. Ltd.	37,145
236,000	Sino Biopharmaceutical Ltd.	51,757

		120,766

INDUSTRIALS (0.1%)
36,000	Chevalier International Holdings Ltd.	33,206
188,000	China National Aviation Co. Ltd.	35,652
348,000	China Resources Logic Ltd.	33,222
33,550	Dickson Concepts International Ltd.	43,714
54,000	Fong’s Industries Co. Ltd.	36,573
120,000	GZI Transportation Ltd.	39,863
62,000	Lung Kee (Bermuda) Holdings	46,390
108,000	Minmetals Resources Ltd. (b)	23,267
67,000	Miramar Hotel & Investment	83,410
127,269	Paul Y.-ITC Construction Holdings Ltd.	24,299
56,000	Road King Infrastructure	41,901
1,177,500	Shenzhen International Holdings	35,697
538,000	Shougang Concord International Enterprises Co. Ltd. (b)	32,967
34,000	Shui On Construction	44,739
106,000	Tianjin Development Holdings Ltd.	40,340

		595,240

INFORMATION TECHNOLOGY (0.1%)
130,000	China Electronics Corp. Holdings Co. Ltd. (b)	25,156
350,000	Citic 21CN Co. Ltd. (b)	41,991
121,000	Digital China Holdings Ltd.	31,610
440,000	Shanghai Ming Yuan Holdings Ltd. (b)	39,734
2,330,000	Sino-I Technology Ltd. (b)	31,561
45,000	Varitronix International Ltd.	25,108
29,000	Vtech Holdings Ltd.	123,458

		318,618

MATERIALS (0.0%)
348,000	Asia Aluminum Holdings Ltd.	28,283
580,000	Citic Resources Holdings Ltd. (b)	74,823
58,357	Hung Hing Printing Group	34,631
25,900	K Wah Contruction Materials	14,200

		151,937

TELECOMMUNICATION SERVICES (0.0%)
4,000	Asia Satellite Telecommunications Holdings Ltd.	6,734

		4,194,210

HUNGARY (0.1%)
HEALTH CARE (0.0%)
2,000	Egis Rt.	171,365

MATERIALS (0.1%)
18,100	Borsodchem Rt.	190,661
7,801	Tiszai Vegyi Kombinat Rt (b)	196,098

		386,759

UTILITIES (0.0%)
800	Delmagyarorszagi Aramszol	61,479

		619,603

INDONESIA (0.4%)
CONSUMER DISCRETIONARY (0.0%)
300,000	Matahari Putra Prima Tbk (PT)	25,507
1,254,500	Ramayana Lestari Sentosa Tbk PT	89,297

		114,804

CONSUMER STAPLES (0.1%)
357,000	Astra Agro Lestari Tbk PT	190,588
2,397,500	Indofood Sukses Makmur Tbk PT	194,360

		384,948

ENERGY (0.0%)
130,000	Medco Energi Internasional	45,304

FINANCIALS (0.1%)
1,039,500	Bank Lippo Tbk PT (b)	160,319
4,207,000	Bank Pan Indonesia Tbk PT	155,969
659,500	Lippo Karawaci Tbk PT (b)	107,580

		423,868

HEALTH CARE (0.1%)
2,551,500	PT Kalbe Farma Tbk	219,457
102,500	Tempo Scan Pacific Tbk PT	56,747

		276,204

INDUSTRIALS (0.0%)
1,165,000	Berlian Laju Tanker Tbk PT	111,720
857,000	United Tractors Tbk PT	313,485

		425,205

MATERIALS (0.1%)
415,500	Indocement Tunggal Prakarsa	135,556
86,500	Semen Gresik Persero Tbk PT	159,916

		295,472

		1,965,805

IRELAND (0.4%)
CONSUMER DISCRETIONARY (0.1%)
5,961	Abbey Plc	62,502
6,560	McInerney Holdings Plc	65,874
9,316	Paddy Power Plc	157,402

		285,778

CONSUMER STAPLES (0.2%)
78,374	Fyffes Plc	227,274
34,445	Glanbia Plc	102,878
39,757	Greencore Group Plc	150,068
25,432	IAWS Group Plc	350,768

		830,988

ENERGY (0.0%)
40,375	Dragon Oil Plc (b)	106,438

FINANCIALS (0.0%)
2,940	FBD Holdings Plc	107,451

HEALTH CARE (0.0%)
48,215	United Drug Plc	187,771

INDUSTRIALS (0.1%)
19,916	DCC Plc	373,490
2,000	Irish Continental Group Plc	24,925

		398,415

MATERIALS (0.0%)
126,231	Kenmare Resources Plc (b)	78,656

		1,995,497

ISRAEL (0.6%)
CONSUMER DISCRETIONARY (0.1%)
10,202	Azorim-Investment Development & Construction Co. Ltd.	94,626

13,567	Delek Automotive Systems Ltd.	86,857
19,563	Frutarom	155,247
3,086	Matav-Cable Systems Media Ltd. (b)	23,937
7,272	Suny Electronics Ltd. (b)	25,756

		386,423

CONSUMER STAPLES (0.1%)
7,287	Blue Square Chain Investments and Properties Ltd.	70,418
6,797	Blue Square-Israel Ltd.	74,993
50,253	Super-Sol Ltd.	127,367

		272,778

ENERGY (0.0%)
128,917	Delek Drilling LP	53,196

FINANCIALS (0.1%)
5,168	Elbit Medical Imaging Ltd.	78,791
27,109	First International Bank of Israel Ltd. (b)	45,026
52,358	Industrial Buildings Corp.	68,982
1,051	Property & Building Corp.	98,911

		291,710

INDUSTRIALS (0.1%)
40,000	Clal Industries and Investments	179,811
1,283	Electra (Israel) Ltd.	89,472
2,757	FMS Enterprises Migun Ltd. (b)	133,093
51,102	Housing & Construction Holdings Ltd. (b)	42,096
17,080	Ormat Industries	111,042
4,294	Tadiran Communications Ltd.	121,984

		677,498

INFORMATION TECHNOLOGY (0.2%)
8,470	Alvarion Ltd.	67,270
11,336	AudioCodes Ltd. (b)	125,708
6,611	Elron Electronic Industries (b)	68,434
1,752	Ituran Location and Control Ltd.	21,994
8,146	Nice Systems Ltd. (b)	357,575
4,257	Orckit Communications Ltd. (b)	90,181
5,150	RADVision Ltd. (b)	66,641
7,800	Retalix Ltd. (b)	190,794
15,819	Scitex Corp. Ltd. (b)	93,597

		1,082,194

MATERIALS (0.0%)
5,109	Israel Petrochemical Enterprises Ltd.	44,103

		2,807,902

ITALY (0.8%)
CONSUMER DISCRETIONARY (0.2%)
11,767	Benetton Group SpA	124,999
6,562	Brembo SpA	45,567
10,024	Caltagirone Editore SpA	85,643
5,000	De Longhi SpA	13,301
37,780	IMMSI SpA	103,219
3,165	Mariella Burani Fashion Group SpA	43,956
10,871	Marzotto SpA	48,687
4,812	Sogefi SpA	27,216
8,578	Stefanel SpA	41,116
2,530	Tod’s SpA	144,673
10,871	Valentino Fashion Group SpA (b)	254,411

		932,788

CONSUMER STAPLES (0.0%)
10,587	Cremonini SpA	27,371

ENERGY (0.0%)
8,988	Navigazione Montanari SpA	35,407
15,524	Premuda SpA	35,121
3,079	Socotherm SpA	37,634

		108,162

FINANCIALS (0.2%)
12,141	Aedes SpA	80,453
47,864	Banca Finnat Euramerica SpA	70,604
13,083	Banca Intermobiliare SpA	121,421
6,895	Banca Popolare dell’Etruria e del Lazio	118,563
10,603	Banco di Desio e della Brianza SpA	80,744
16,395	Banco Profilo SpA	38,015
11,238	Credito Artigiano SpA	43,901
3,739	Ergo Previdenza SpA	22,268
55,550	Gemina SpA (b)	125,808
6,000	Meliorbanca SpA (b)	22,091
20,492	Piccolo Credito Valtellinese Scarl	268,881
45,883	Premafin Finanziaria SpA	98,966
18,894	Risanamento SpA	87,393

		1,179,108

HEALTH CARE (0.1%)
1,500	Amplifon SpA	97,961
21,864	Recordati SpA	159,817
34,454	Sorin SpA (b)	81,911

		339,689

INDUSTRIALS (0.1%)
15,047	Alitalia Spa	112,692
11,747	Astaldi SpA	73,690
2,543	Fiera Milano SpA	30,016
12,205	Gewiss SpA	73,126
2,618	GranitiFiandre SpA	22,901
29,000	Impregilo SpA (b)	99,039
6,000	Interpump SpA	39,400
2,419	Permasteelisa Spa	36,494
1,700	Vianini Lavori SpA	16,195

		503,553

INFORMATION TECHNOLOGY (0.1%)
4,260	Esprinet SpA	36,269
1,068	SAES Getters SpA	23,292
333,382	Telecom Italia Media SpA (b)	188,359
60,560	Tiscali SpA (b)	210,268

		458,188

MATERIALS (0.0%)
15,854	Cementir SpA	75,326
59,445	SMI-Societa Metallurgica Italiana SpA (b)	36,542
4,273	Sol SpA	21,582

		133,450

UTILITIES (0.1%)
4,493	Acegas-APS SpA	43,798
37,393	AEM Torino SpA	88,764
35,827	Amga SpA	68,948
20,214	Meta SpA	67,459

		268,969

		3,951,278

JAPAN (11.1%)
CONSUMER DISCRETIONARY (2.6%)
2,600	Abilit Corp. (b)	80,643
1,700	Aeon Fantasy Co. Ltd. (b)	41,919
3,000	Ahresty Corp. (b)	65,470
20,000	Aichi Machine Industry Co. Ltd. (b)	81,966
7,300	Aisan Industry Co. Ltd. (b)	85,362
15,000	Akebono Brake Industry Co. Ltd. (b)	106,581
5,800	Alpine Electronics, Inc. (b)	87,605
4,600	Aoki International Co. Ltd. (b)	70,073
35,000	Asics Corp. (b)	299,511
41,000	Atsugi Co. Ltd. (b)	71,510
3,600	Avex Group Holdings, Inc. (b)	76,553
2,950	Belluna Co. Ltd. (b)	98,849

22,000	Best Denki Co. Ltd. (b)	92,242
4,000	Bookoff Corp. (b)	82,309
6,300	Cecile Co. Ltd. (b)	57,430
7,500	Chiyoda Co. Ltd. (b)	147,886
20,000	Chori Co. Ltd. (b)	46,396
9,000	Chuo Spring Co. Ltd. (b)	39,746
48,000	Clarion Co. Ltd. (b)	90,729
5,000	Cleanup Corp. (b)	57,307
4,400	Corona Corp. (b)	75,041
8,500	Culture Convenience Club Co. Ltd. (b)	244,653
7,000	Daido Metal Co. Ltd. (b)	70,968
7,000	Daidoh Ltd. (b)	82,335
6,300	Daiei, Inc. (The) (b)	156,702
34,000	Daikyo, Inc. (b)	186,958
23,000	Daiwa Seiko, Inc.	46,043
11,000	Descente Ltd. (b)	53,776
3,150	Doshisha Co. Ltd. (b)	55,482
2,900	Doutor Coffee Co. Ltd. (b)	57,806
8,000	Eagle Industry Co. Ltd. (b)	57,256
8,900	Exedy Corp. (b)	204,167
33,000	France Bed Holdings Co. Ltd. (b)	88,745
5,300	Fuji Co. Ltd. (b)	89,024
9,000	Fuji Kiko Co. Ltd. (b)	32,864
19,000	Fuji Kyuko Co. Ltd. (b)	67,583
13,000	Fujita Kanko, Inc. (b)	81,089
5,400	Fujitsu Business Systems Ltd. (b)	83,327
18,000	Fujitsu General Ltd. (b)	55,520
15,000	Gakken Co. Ltd. (b)	39,565
5,200	Gigas K’s Denki Corp. (b)	146,095
2,000	Happinet Corp. (b)	47,513
2,900	HIS Co. Ltd. (b)	61,668
6,000	Hitachi Powdered Metals Co. Ltd. (b)	38,663
4,700	Homac Corp. (b)	67,033
3,400	Impact 21 Co. Ltd. (b)	82,524
1,600	Inaba Seisakusho Co. Ltd.	27,288
3,800	Japan General Estate Co. Ltd. (The) (b)	53,871
8,000	Japan Vilene Co. Ltd. (b)	58,218
12,000	Japan Wool Textile Co. Ltd. (The) (b)	102,277
2,700	Joint Corp. (b)	145,683
10,000	Joshin Denki Co. Ltd. (b)	58,338
23,000	Juki Corp. (b)	120,543
2,000	Kabuki-Za Co. Ltd. (b)	79,045
3,200	Kadokawa Holdings, Inc. (b)	114,649
4,400	Kahma Co. Ltd. (b)	94,132
12,000	Kanto Auto Works Ltd. (b)	174,551
5,000	Kato Sangyo Co. Ltd. (b)	84,114
30,000	Kayaba Industry Co. Ltd. (b)	117,794
2,000	Kentucky Fried Chicken Japan Ltd. (b)	38,491
81,000	Kenwood Corp. (b)	150,322
2,600	Kisoji Co. Ltd. (b)	42,444
3,000	Kohnan Shoji Co. Ltd. (b)	50,623
5,600	Kojima Co. Ltd. (b)	65,676
8,000	Komatsu Seiren Co. Ltd. (b)	38,629
3,100	Konaka Co. Ltd. (b)	43,201
5,000	Konami Sports Corp. (b)	82,825
47,000	Kurabo Industries Ltd. (b)	158,699
2,000	Kyoritsu Maintenance Co. Ltd. (b)	59,283
13,000	Laox Co. Ltd. (b)	38,534
2,600	Maezawa Kyuso Industries Co. Ltd. (b)	53,613
2,900	Mars Engineering Corp. (b)	88,702
17,000	Maruzen Co. Ltd. (b)	32,572
8,000	Matsuya Co. Ltd. (b)	122,622

2,800	Matsuya Foods Co. Ltd. (b)	57,135
28,000	Matsuzakaya Co. Ltd. (b)	204,244
10,000	Misawa Resort Co. Ltd. (b)	43,646
8,000	Mitsuba Corp. (b)	85,231
8,000	Mitsui Home Co. Ltd. (b)	48,114
23,000	Mizuno Corp. (b)	119,160
8,000	MOS Food Services, Inc. (b)	113,824
26,000	Nice Corp. (b)	93,822
3,100	Nidec Copal Corp. (b)	33,639
2,800	Nidec Tosok Corp. (b)	32,597
2,200	Nihon Eslead Corp. (b)	61,053
2,000	Nippon Restaurant System, Inc.	59,112
10,000	Nippon Seiki Co. Ltd. (b)	171,664
5,700	Nishimatsuya Chain Co. Ltd. (b)	215,483
7,900	Nissen Co. Ltd. (b)	112,334
3,000	Nissin Kogyo Co. Ltd. (b)	133,517
28,000	Noritake Co. Ltd. (b)	155,409
2,200	Noritsu Koki Co. Ltd. (b)	37,709
10,000	Pacific Industrial Co. Ltd. (b)	60,143
17,000	PanaHome Corp.	111,444
13,000	Parco Co. Ltd. (b)	125,879
23,000	Pentax Corp. (b)	113,231
2,400	Piolax, Inc. (b)	49,076
23,000	Press Kogyo Co. Ltd. (b)	96,632
8,000	Renown D’urban Holdings, Inc. (b)	82,481
5,160	Resorttrust, Inc. (b)	144,528
27,000	Rhythm Watch Co. Ltd. (b)	51,731
5,000	Right On Co. Ltd. (b)	211,788
17,000	Riken Corp. (b)	111,882
3,700	Ringer Hut Co. Ltd. (b)	41,422
4,600	Roland Corp. (b)	106,908
6,000	Royal Co. Ltd. (b)	76,708
5,000	Saizeriya Co. Ltd. (b)	65,341
32,000	Sanden Corp.	160,839
1,900	Sanei-International Co. Ltd. (b)	80,153
10,000	Sankyo Seiko Co. Ltd. (b)	54,902
6,000	Sanoh Industrial Co. Ltd. (b)	45,622
9,400	Sanrio Co. Ltd. (b)	85,124
21,000	Sanyo Shokai Ltd. (b)	139,290
17,000	Seiko Corp. (b)	82,816
10,000	Seiren Co. Ltd. (b)	120,285
9,000	Senshukai Co. Ltd. (b)	96,039
1,950	Seven & I Holdings Co. Ltd. (b)	63,665
15,000	Shiroki Corp. (b)	43,560
18,000	Shochiku Co. Ltd. (b)	152,023
5,000	Showa Aircraft Industry Co. Ltd. (b)	72,601
1,000	St Marc Co. Ltd. (b)	50,262
13,000	T RAD Co. Ltd. (b)	67,575
6,300	Tachi-S Co. Ltd. (b)	67,985
11,900	Takara Co. Ltd.	38,239
4,300	Tecmo Ltd. (b)	42,302
4,000	Teikoku Piston Ring Co. Ltd. (b)	60,761
5,800	Tenma Corp. (b)	97,672
21,000	Toei Co. Ltd. (b)	123,593
3,200	Tohoku Pioneer Corp.	34,477
34,000	Tokyotokeiba Co. Ltd. (b)	105,164
2,100	Tomy Co. Ltd. (b)	18,223
2,100	Tomy Co. Ltd. W/I (b) (c)	18,223
7,000	Tonichi Carlife Group, Inc. (b)	42,280
11,000	Topre Corp. (b)	104,433
4,500	Touei Housing Corp. (b)	92,791
37,000	Toyo Tire & Rubber Co. Ltd. (b)	208,540
4,000	Tsutsumi Jewelry Co. Ltd. (b)	118,911
4,000	U-Shin Ltd. (b)	33,955
94,000	Unitika Ltd. (b)	156,680
5,500	WATAMI Co. Ltd. (b)	82,271
4,000	Yellow Hat Ltd.	39,110

8,000	Yokohama Reito Co. Ltd. (b)	67,016
14,000	Yomiuri Land Co. Ltd. (b)	106,212
6,000	Yoshimoto Kogyo Co. Ltd. (b)	105,421
27	Yoshinoya D&C Co., Ltd.	51,035
6,400	Zenrin Co. Ltd. (b)	170,461
4,600	Zensho Co. Ltd. (b)	76,989
4,600	Zensho Co. Ltd. W/I (b)	70,093

		13,023,706

CONSUMER STAPLES (1.0%)
4,700	Ariake Japan Co. Ltd.	105,396
9,000	Asahi Soft Drinks Co. Ltd. (b)	99,674
1,000	Bull-Dog Sauce Co. Ltd. (b)	10,525
14,000	Calpis Co. Ltd. (b)	96,709
1,100	Cawachi Ltd.	40,356
14	Coca-Cola Central Japan Co. Ltd. (b)	120,165
3,100	Dydo Drinco, Inc. (b)	106,006
14,900	Fuji Oil Co. Ltd.	134,163
3,000	Fujicco Co. Ltd. (b)	42,272
23,000	Fujiya Co. Ltd. (b)	60,074
9,000	Heiwado Co. Ltd. (b)	148,466
6,000	Hokkaido Coca-Cola Bottling Co. Ltd. (b)	39,694
4,400	Hokuto Corp. (b)	70,845
8,000	Inageya Co. Ltd. (b)	65,092
2,300	Itochu-Shokuhin Co. Ltd. (b)	77,859
32,000	Itoham Foods, Inc.	127,296
11,000	Izumiya Co. Ltd. (b)	90,540
21,000	J-Oil Mills, Inc. (b)	89,131
9,600	Kagome Co. Ltd. (b)	92,956
5,000	Kameda Seika Co. Ltd. (b)	44,033
8,000	Kasumi Co. Ltd. (b)	47,358
2,900	KEY Coffee, Inc. (b)	38,595
5,000	Kibun Food Chemifa Co. Ltd. (b)	120,285
11,000	Kinki Coca-Cola Bottling Co. Ltd. (b)	111,711
18,000	Kyokuyo Co. Ltd. (b)	43,148
8,500	Life Corp. (b)	129,191
3,300	Mandom Corp. (b)	79,105
17,000	Marudai Food Co. Ltd. (b)	51,267
27,000	Maruetsu, Inc. (The) (b)	94,647
50,000	Maruha Group, Inc. (b)	122,433
5,000	Meito Sangyo Co. Ltd. (b)	83,641
31,000	Mercian Corp. (b)	100,412
10,000	Mikuni Coca-Cola Bottling Co. Ltd. (b)	95,197
1,400	Milbon Co. Ltd. (b)	52,204
2,200	Ministop Co. Ltd. (b)	45,270
21,000	Mitsui Sugar Co. Ltd. (b)	94,364
14,000	Miyoshi Oil & Fat Co. Ltd. (b)	33,560
43,000	Morinaga & Co. Ltd. (b)	117,484
8,000	Myojo Foods Co. Ltd. (b)	49,076
7,000	Nagatanien Co. Ltd. (b)	54,549
22,000	Nichiro Corp. (b)	51,413
28,000	Nippon Beet Sugar Manufacturing Co. Ltd. (b)	73,855
22,000	Nippon Flour Mills Co. Ltd. (b)	92,620
17,000	Nosan Corp. (b)	50,975
7,000	Okuwa Co. Ltd. (b)	90,394
3,700	Olympic Corp. (b)	34,969
2,900	Pigeon Corp. (b)	37,898
38,000	Prima Meat Packers Ltd. (b)	55,503
5,500	Q’Sai Co. Ltd. (b)	48,106
2,600	Riken Vitamin Co. Ltd. (b)	65,452
2,400	Rock Field Co. Ltd. (b)	37,611
5,000	S Foods, Inc. (b)	48,200
9,300	Sakata Seed Corp. (b)	118,497
1,900	Seijo Corp. (b)	51,585

5,100	Shikoku Coca-Cola Bottling Co. Ltd. (b)	66,998
32,000	Showa Sangyo Co. Ltd. (b)	90,455
33,000	Snow Brand Milk Products Co. Ltd. (b)	140,064
13,000	Starzen Co. Ltd. (b)	43,672
2,200	Sugi Pharmacy Co. Ltd. (b)	84,681
6,800	T Hasegawa Co. Ltd. (b)	97,627
13,000	Tobu Store Co., Ltd.	37,082
10,000	Tokyu Store Chain Co. Ltd. (b)	44,162
1,300	Tsuruha Co. Ltd. (b)	53,054
3,300	Unimat Offisco Corp. (b)	42,416
3,600	Valor Co. Ltd. (b)	108,257
2,000	Warabeya Nichiyo Co. Ltd. (b)	28,594
2,500	Yaoko Co. Ltd. (b)	53,699
5,000	Yomeishu Seizo Co. Ltd. (b)	50,090
4,500	Yonekyu Corp. (b)	50,919

		5,073,597

ENERGY (0.1%)
6,400	Itochu Enex Co. Ltd. (b)	53,338
7,000	Kanto Natural Gas Development Ltd. (b)	51,963
14,000	Mitsuuroko Co. Ltd. (b)	109,099
4,700	Modec, Inc. (b)	131,643
8,000	Nippon Gas Co. Ltd. (b)	80,282
14,000	San-Ai Oil Co. Ltd. (b)	70,006
11,000	Sinanen Co. Ltd. (b)	63,038

		559,369

FINANCIALS (1.3%)
35,000	Akita Bank Ltd. (The)	184,337
30,000	Aomori Bank Ltd. (The) (b)	133,259
2,600	Bank of Okinawa Ltd. (The) (b)	120,406
24,000	Bank of Saga Ltd. (The) (b)	102,689
5,000	Bank of the Ryukyus Ltd. (b)	159,378
13,000	Central Finance Co. Ltd. (b)	82,765
7,800	Century Leasing System, Inc. (b)	104,009
8,500	Chiba Kogyo Bank Ltd. (The) (b)	181,846
34,000	Chukyo Bank Ltd. (The) (b)	124,152
73,000	Cosmo Securities Co. Ltd.	165,581
13,000	Daibiru Corp. (b)	116,273
28,000	Daisan Bank Ltd. (The) (b)	112,587
21,000	Daiwa Kosho Lease Co. Ltd. (b)	126,841
21,000	Ehime Bank Ltd. (The) (b)	101,400
32,000	Eighteenth Bank Ltd. (The) (b)	185,308
34,000	Fukui Bank Ltd. (The)	138,173
32,000	Fukushima Bank Ltd. (The) (b)	67,360
29,000	Higashi-Nippon Bank Ltd. (The) (b)	181,639
49,000	Hokuetsu Bank Ltd. (The) (b)	153,664
10,000	Ichiyoshi Securities Co. Ltd.	106,538
16,000	Kagawa Bank Ltd. (The) (b)	110,662
8,000	Keihanshin Real Estate Co. Ltd. (b)	57,187
1,800	Kita-Nippon Bank Ltd. (The) (b)	95,885
82,000	Kiyo Bank Ltd. (The) (b)	207,131
56,000	Kyushu-Shinwa Holdings, Inc. (b)	152,041
14,000	Marusan Securities Co. Ltd.	105,009
4,800	Meiwa Estate Co. Ltd. (b)	69,697
26,000	Michinoku Bank Ltd. (The)	122,639
55,000	Minato Bank Ltd. (The) (b)	195,163
13,000	Mito Securities Co. Ltd.	64,224
27,000	Miyazaki Bank Ltd. (The) (b)	150,554
36	Momiji Holdings, Inc. (b)	128,980
29,000	Nisshin Fire & Marine Insurance Co. Ltd. (The) (b)	130,063
3,400	Ricoh Leasing Co. Ltd. (b)	90,265
3,800	Sanyo Electric Credit Co. Ltd. (b)	71,501
1,200	Shimizu Bank Ltd. (The) (b)	62,583
12,100	Shinki Co. Ltd. (b)	142,842
1,400	Suruga Corp. (b)	92,620

2,200	Tachihi Enterprise Co. Ltd. (b)	111,900
16,000	The Nagano Bank Ltd. (b)	62,961
9,000	The Sankei Building Co. Ltd. (b)	63,253
16,400	TOC Co. Ltd. (b)	94,407
21,000	Tochigi Bank Ltd. (The) (b)	208,394
22,000	Toho Bank Ltd. (The)	115,869
9,000	Toho Real Estate Co. Ltd. (b)	60,082
13,000	Tohoku Bank Ltd. (The) (b)	37,529
50,000	Tokai Tokyo Securities Co. Ltd.	194,604
13,000	Tokushima Bank Ltd. (The) (b)	151,903
11,000	Tokyo Rakutenchi Co. Ltd. (b)	51,224
2,300	Tokyu Community Corp. (b)	65,212
1,300	Tokyu Livable, Inc. (b)	69,585
18,000	Tomato Bank Ltd. (b)	51,190
17,000	Tottori Bank Ltd. (The) (b)	56,525
36,000	Towa Bank Ltd. (The) (b)	124,959
16,000	Towa Real Estate Development Co. Ltd. (b)	81,382
14,000	Toyo Securities Co. Ltd.	55,452
24,000	Yamagata Bank Ltd. (The) (b)	146,404
9,000	Yuraku Real Estate Co. Ltd. (b)	52,118

		6,552,204

HEALTH CARE (0.5%)
2,900	As One Corp. (b)	61,792
4,000	Eiken Chemical Co. Ltd. (b)	49,248
18,000	Fuso Pharmaceutical Industries Ltd. (b)	58,304
8,000	Hitachi Medical Corp. (b)	100,284
1,800	Hogy Medical Co. Ltd. (b)	97,895
15,000	Jeol Ltd. (b)	73,718
19,000	Kaken Pharmaceutical Co. Ltd.	134,350
14,000	Mochida Pharmaceutical Co. Ltd. (b)	98,032
1,800	Nichii Gakkan Co.	42,916
8,000	Nihon Kohden Corp. (b)	115,543
13,000	Nikken Chemicals Co. Ltd. (b)	42,332
7,000	Nippon Chemiphar Co. Ltd.	51,903
13,000	Nippon Shinyaku Co. Ltd. (b)	103,987
10,000	Nissho Corp.	150,614
5,600	Paramount Bed Co. Ltd. (b)	138,809
9,000	Rohto Pharmaceutical Co. Ltd. (b)	83,358
9,000	Rohto Pharmaceutical Co. Ltd. W/I (b)	79,491
5,600	Seikagaku Corp. (b)	59,998
16,000	SSP Co. Ltd. (b)	124,959
4,000	Teikoku Hormone Manufacturing Co. Ltd. (b)	43,681
8,000	Topcon Corp. (b)	224,761
4,000	Torii Pharmaceutical Co. Ltd. (b)	88,496
2,000	Towa Pharmaceutical Co. Ltd. (b)	51,894
29,000	Toyama Chemical Co. Ltd. (b)	137,787
2,800	Vital-net, Inc. (b)	18,043
5,000	ZERIA Pharmaceutical Co. Ltd. (b)	47,985

		2,280,180

INDUSTRIALS (3.1%)
3,000	Advan Co. Ltd. (b)	42,865
12,000	Aica Kogyo Co. Ltd. (b)	145,167
13,200	Aichi Corp. (b)	86,193
9,000	Airport Facilities Co. Ltd. (b)	51,267
3,000	Alps Logistics Co. Ltd. (b)	58,381
11,000	Amano Corp.	180,514
14,000	Ando Corp. (b)	39,574
15,000	Asahi Diamond Industrial Co. Ltd. (b)	116,247
4,000	Asahi Glass Co. Ltd.	43,096
2,900	Asahi Pretec Corp. (b)	63,536
7,000	Asunaro Aoki Construction Co. Ltd. (b)	57,135
18,000	Bando Chemical Industries Ltd. (b)	78,563

38,000	BSL Corp. (b)	80,316
8,000	Bunka Shutter Co. Ltd. (b)	48,733
17,000	Chugai Ro Co. Ltd. (b)	50,391
5,000	Chuo Denki Kogyo Co. Ltd. (b)	28,525
13,000	CKD Corp. (b)	111,805
8,000	Commuture Corp. (b)	70,796
3,300	Cosel Co. Ltd. (b)	104,906
9,000	Dai-Dan Co. Ltd. (b)	61,320
17,000	Daifuku Co. Ltd. (b)	222,450
18,000	Daihen Corp. (b)	72,687
10,000	Daiichi Jitsugyo Co. Ltd.	45,193
5,000	Daimei Telecom Engineering Corp. (b)	50,262
3,100	Daiseki Co. Ltd. (b)	56,332
8,000	Daiwa Industries Ltd. (b)	46,739
2,800	DENSEI-LAMBDA K.K. (b)	34,233
3,000	Eneserve Corp. (b)	56,964
23,000	Fudo Construction Co. Ltd. (b)	43,475
15,000	Fujitec Co. Ltd. (b)	83,383
4,000	Fujitsu Devices, Inc. (b)	49,729
6,000	Fukuda Corp. (b)	35,209
58,000	Furukawa Co. Ltd. (b)	124,581
64,000	GS Yuasa Corp. (b)	130,870
44,000	Hanwa Co. Ltd. (b)	170,118
7,000	Hibiya Engineering Ltd. (b)	63,330
22,000	Hitachi Plant Engineering & Construction Co. Ltd. (b)	121,351
4,500	Hitachi Tool Engineering Ltd. (b)	78,099
94,500	Hitachi Zosen Corp. (b)	162,385
4,000	Hosokawa Micron Corp. (b)	30,106
13,000	Iino Kaiun Kaisha Ltd. (b)	126,437
3,100	Inaba Denki Sangyo Co. Ltd. (b)	98,814
12,000	Inabata & Co. Ltd. (b)	106,195
41,000	Iseki & Co. Ltd. (b)	128,576
6,000	Itoki Corp. (b)	42,581
10,000	Iwasaki Electric Co. Ltd. (b)	33,336
40,000	Iwatani International Corp. (b)	120,629
9,000	J Bridge Corp.	142,512
12,000	Japan Airport Terminal Co. Ltd. (b)	120,217
3,300	Japan Cash Machine Co. Ltd. (b)	67,480
26,000	Japan Pulp & Paper Co. Ltd. (b)	84,664
72,000	Japan Steel Works Ltd. (The) (b)	256,103
7,000	Japan Transcity Corp.	35,244
33,000	JFE Shoji Holdings, Inc. (b)	157,075
7,000	Kamei Corp. (b)	85,824
14,000	Kanagawa Chuo Kotsu Co. Ltd. (b)	74,096
71,000	Kanematsu Corp. (b)	115,903
4,000	Katakura Industries Co. Ltd. (b)	75,092
12,000	Keihin Co. Ltd. (The) (b)	42,684
2,900	Kintetsu World Express, Inc. (b)	62,291
14,000	Kitz Corp. (b)	82,877
15,000	Kumagai Gumi Co. Ltd. (b)	67,918
4,700	Kuroda Electric Co. Ltd. (b)	74,585
16,000	Kyodo Printing Co. Ltd. (b)	71,896
4,200	Kyokuto Kaihatsu Kogyo Co. Ltd. (b)	41,498
2,100	Kyokuto Kaihatsu Kogyo Co. Ltd. W/I (b) (c)	20,749
14,000	Kyudenko Corp. (b)	95,627
14,000	Maeda Road Construction Co. Ltd. (b)	105,009
2,200	Maezawa Kasei Industries Co. Ltd. (b)	36,670
18,000	Makino Milling Machine Co. Ltd. (b)	145,064
7,000	Maruyama Manufacturing Co, Inc. (b)	30,312
11,000	Maruzen Showa Unyu Co. Ltd. (b)	39,222
8,000	Max Co. Ltd. (b)	89,492
41,000	Meidensha Corp. (b)	127,167
33,000	Mitsubishi Cable Industries, Ltd.	64,078

6,000	Mitsubishi Pencil Co. Ltd. (b)	56,551
16,000	Mitsuboshi Belting Co. Ltd. (b)	100,215
25,000	Mitsui-Soko Co. Ltd. (b)	138,543
6,000	Mitsumura Printing Co. Ltd. (b)	31,601
6,100	Miura Co. Ltd. (b)	141,245
8,000	Morita Corp. (b)	46,121
700	Moshi Moshi Hotline, Inc. (b)	65,976
18,000	Nabtesco Corp. (b)	150,477
33,000	Nachi-Fujikoshi Corp. (b)	149,987
5,300	NEC System Intergration & Construction Ltd. (b)	58,105
21,000	Nichias Corp. (b)	120,526
2,900	Nichiha Corp. (b)	42,607
8,000	Nikkiso Co. Ltd. (b)	51,138
14,000	Nippo Corp. (b)	114,271
21,000	Nippon Carbon Co. Ltd.	47,994
8,000	Nippon Densetsu Kogyo Co. Ltd. (b)	50,382
3,400	Nippon Kanzai Co. Ltd. (b)	82,962
13,000	Nippon Koei Co. Ltd. (b)	48,587
10,000	Nippon Konpo Unyu Soko Co. Ltd. (b)	121,488
18,000	Nippon Road Co. Ltd.	45,932
29,000	Nippon Sharyo Ltd. (b)	73,503
14,000	Nippon Signal Co. Ltd. (b)	92,259
16,000	Nippon Thompson Co. Ltd. (b)	118,086
6,800	Nissei Corp. (b)	86,585
8,000	Nissha Printing Co. Ltd. (b)	159,808
1,300	Nisshin Fudosan Co. (b)	19,033
17,000	Nissin Corp. (b)	52,290
13,000	Nissin Electric Co. Ltd. (b)	55,288
5,000	Nitta Corp. (b)	67,145
55,000	Nitto Boseki Co. Ltd. (b)	137,984
7,900	Nitto Kogyo Corp. (b)	125,501
4,400	Nitto Kohki Co. Ltd. (b)	93,187
247	Nittyu Co. Ltd.	37,478
10,000	Nomura Co. Ltd. (b)	57,307
9,000	Noritz Corp. (b)	158,132
3,360	Oiles Corp. (b)	70,006
17,000	Okamura Corp. (b)	124,590
28,000	Okuma Corp. (b)	237,923
4,000	Onoken Co. Ltd. (b)	62,548
10,000	Organo Corp. (b)	59,627
4,600	Oyo Corp. (b)	47,941
1,700	Patlite Corp. (b)	37,392
70,000	Penta-Ocean Construction Co. Ltd. (b)	134,118
9,500	Raito Kogyo Co. Ltd. (b)	41,138
28,000	Ryobi Ltd. (b)	163,829
6,000	Sanix, Inc. (b)	38,560
15,000	Sanki Engineering Co. Ltd. (b)	137,254
60,000	Sankyo-Tateyama Holdings, Inc. (b)	149,497
36,000	Sankyu, Inc. (b)	142,280
9,000	Sanyo Denki Co. Ltd. (b)	45,159
18,000	Sasebo Heavy Industries Co. Ltd. (b)	35,415
5,300	Sato Corp. (b)	122,038
1,600	Secom Joshinetsu Co. Ltd. (b)	35,055
2,500	Secom Techno Service Co. Ltd. (b)	93,436
9,000	Sekisui Jushi Corp. (b)	68,898
16,000	Senko Co. Ltd. (b)	59,112
5,000	Shibaura Mechatronics Corp.	41,627
13,000	Shibusawa Warehouse Co. Ltd. (The) (b)	57,969
5,300	Shima Seiki Mfg. Ltd. (b)	123,859
8,000	Shin-Kobe Electric Machinery Co. Ltd. (b)	41,309

22,000	Shinko Electric Co. Ltd. (b)	60,864
20,000	ShinMaywa Industries Ltd. (b)	119,082
27,000	Shinwa Kaiun Kaisha Ltd. (b)	81,425
4,900	Sho-Bond Corp.	50,604
31,000	Showa Electric Wire & Cable Co. Ltd. (b)	49,274
12,000	Sintokogio Ltd. (b)	129,599
8,000	Sodick Co. Ltd. (b)	91,760
28,000	Sumitomo Coal Mining Co. Ltd. (b)	39,213
9,200	Sumitomo Mitsui Construction Co. Ltd. (b)	61,813
1,500	Sumitomo Titanium Corp. W/I (b)	167,540
23,000	Tadano Ltd. (b)	167,575
8,000	Taihei Dengyo Kaisha Ltd. (b)	52,857
14,000	Taihei Kogyo Co. Ltd. (b)	49,918
3,800	Taiho Kogyo Co. Ltd. (b)	42,639
7,000	Taikisha Ltd. (b)	116,075
3,300	Takamatsu Corp. (b)	142,899
2,700	Takano Co. Ltd. (b)	46,512
23,000	Takara Standard Co. Ltd.	141,490
16,000	Takasago Thermal Engineering Co. Ltd. (b)	111,350
3,000	Takigami Steel Construction Co. Ltd. (The) (b)	20,363
16,000	Takuma Co. Ltd.	122,210
29,000	Tekken Corp. (b)	57,556
35,000	Toa Corp. (b)	72,773
3,000	Tocalo Co. Ltd. (b)	77,326
21,000	Toenec Corp. (b)	95,627
14,000	Tokyo Kikai Seisakusho Ltd. (b)	41,859
9,000	Tokyo Leasing Co. Ltd. (b)	162,772
17,000	Tonami Transportation Co. Ltd. (b)	51,267
17,000	Toshiba Plant Systems & Services Corp. (b)	92,164
11,000	Tosho Printing Co. Ltd.	46,499
36,000	Toyo Construction Co. Ltd. (b)	57,840
13,000	Toyo Engineering Corp. (b)	67,686
4,800	Trusco Nakayama Corp. (b)	109,700
8,500	Tsubaki Nakashima Co. Ltd. (b)	124,371
37,000	Tsubakimoto Chain Co. (b)	215,216
18,000	Tsugami Corp. (b)	115,216
10,000	Tsukishima Kikai Co. Ltd. (b)	83,942
5,000	Tsurumi Manufacturing Co. Ltd. (b)	53,226
9,000	Uchida Yoko Co., Ltd.	58,072
4,000	UFJ Central Leasing Co. Ltd. (b)	220,638
2,500	Union Tool Co. (b)	91,288
23,000	Wakachiku Construction Co. Ltd. (b)	50,193
10,000	Yamazen Corp. (b)	61,088
7,000	Yondenko Corp. (b)	41,679
31,000	Yuasa Trading Co. Ltd. (b)	71,381
15,000	Yurtec Corp. (b)	91,374
2,400	Yushin Precision Equipment Co. Ltd. (b)	39,756

		15,549,188

INFORMATION TECHNOLOGY (1.3%)
2,600	Aiphone Co. Ltd. (b)	42,019
11,900	Allied Telesis Holdings K.K. (b)	68,605
1,900	Alpha Systems, Inc. (b)	52,238
24,000	Anritsu Corp.	119,804
2,700	Arisawa Manufacturing Co. Ltd.	43,890
3,600	CAC Corp. (b)	37,055
5,000	Canon Electronics, Inc. (b)	158,948
7,000	Canon Finetech, Inc. (b)	140,132
9,800	Capcom Co. Ltd. (b)	98,008
6,000	CMK Corp. (b)	99,905
2,500	Daikoku Denki Co. Ltd. (b)	70,882
2,500	Daiwabo Information System Co. Ltd. (b)	41,370

17,000	Denki Kogyo Co. Ltd. (b)	129,410
6,400	Dodwell BMS Ltd.	43,165
1,700	DTS Corp.	54,189
400	eAccess Ltd.	247,101
2,700	Eizo Nanao Corp. (b)	98,127
4,300	Enplas Corp. (b)	102,337
4,000	ESPEC Corp. (b)	54,644
22,000	FDK Corp. (b)	49,334
4,800	Fujitsu Access Ltd.	25,940
3,700	Fujitsu Frontech Ltd. (b)	37,512
2,900	Hakuto Co. Ltd. (b)	45,223
5,700	Hitachi Information Systems Ltd. (b)	126,106
13,000	Hitachi Kokusai Electric, Inc. (b)	128,112
4,000	Hitachi Systems & Services Ltd. (b)	78,701
6,000	Horiba Ltd. (b)	143,569
15,700	Hosiden Corp. (b)	151,213
1,900	Icom, Inc. (b)	55,177
5,000	Idec Izumi Corp. (b)	69,551
9,500	Ines Corp. (b)	67,583
3,000	Information Services International-Dentsu Ltd. (b)	37,426
6,000	Intec, Inc. (b)	67,325
1,451	Invoice, Inc. (b)	104,097
4,500	Japan Digital Laboratory Co. Ltd. (b)	49,837
21,000	Japan Radio Co. Ltd. (b)	75,599
4,800	Kaga Electronics Co. Ltd. (b)	123,103
7,300	Koa Corp.	62,657
5,300	Komatsu Electronic Metals Co. Ltd. (b)	61,565
9,000	Kyoden Co. Ltd. (b)	53,664
2,500	Macnica, Inc. (b)	65,727
4,900	Marubun Corp. (b)	56,793
3,500	Megachips Corp.	37,108
3,900	Mimasu Semiconductor Industry Co. Ltd. (b)	63,062
4,000	Mitsui High-Tec, Inc. (b)	52,926
16,700	Mitsumi Electric Co. Ltd.	160,846
11,000	NEC Infrontia Corp. (b)	47,066
2,600	NEC Mobiling Ltd. (b)	45,124
12,000	NEC Tokin Corp. (b)	61,036
22	Netmarks, Inc. (b)	38,371
5,000	New Japan Radio Co. Ltd. (b)	30,845
3,900	Nihon Dempa Kogyo Co. Ltd. (b)	111,917
6,000	Nihon Inter Electronics Corp. (b)	39,746
3,000	Nippon Ceramic Co. Ltd. (b)	41,782
27,000	Nippon Chemi-Con Corp. (b)	163,082
5,300	Nippon System Development Co. Ltd. (b)	152,092
81	NIWS Co. Ltd. (b)	87,688
5,000	Origin Electric Co. Ltd. (b)	28,868
6,000	Osaki Electric Co. Ltd.	41,086
2,200	Roland DG Corp. (b)	58,218
7,000	Ryoden Trading Co. Ltd. (b)	51,903
7,200	Ryosan Co. Ltd. (b)	184,037
6,700	Ryoyo Electro Corp. (b)	99,012
6,000	Sanshin Electronics Co. Ltd. (b)	60,366
3,000	Satori Electric Co. Ltd. (b)	46,396
13,000	Shindengen Electric Manufacturing Co. Ltd. (b)	60,873
3,800	Shinkawa Ltd. (b)	71,501
9,000	SMK Corp. (b)	50,803
11,000	Star Micronics Co. Ltd. (b)	158,115
3,300	Sumida Corp.	58,407
6,000	Suntelephone Co. Ltd. (b)	38,302

12,000	Tamura Corp. (b)	49,798
11,000	Tamura Taiko Holdings, Inc. (b)	73,245
27,000	Teac Corp. (b)	38,045
8,000	Teikoku Tsushin Kogyo Co., Ltd.	37,666
5,600	TKC Corp. (b)	113,790
17,000	Toko, Inc. (b)	48,346
15	Tokyo Electron Device Ltd. (b)	33,895
1,600	Tomen Electronics Corp. (b)	39,110
23,000	Toshiba Ceramics Co. Ltd.	78,847
8,000	Toyo Communication Equipment Co. Ltd. (b)	48,183
7,200	Toyo Corp. (b)	88,956
2,300	Trans Cosmos, Inc. (b)	115,800
9,000	Uniden Corp.	154,652
3,100	Yamaichi Electronics Co. Ltd. (b)	38,221
3,700	Yokowo Co. Ltd. (b)	32,743
4,200	Zuken, Inc. (b)	46,117

		6,615,635

MATERIALS (1.1%)
22,000	Achilles Corp. (b)	44,609
12,000	Asahi Organic Chemicals Industry Co. Ltd. (b)	46,293
14,000	Chuetsu Pulp & Paper Co. Ltd. (b)	35,484
8,000	Chugoku Marine Paints Ltd. (b)	39,660
23,000	Dai Nippon Toryo Co. Ltd. (b)	43,079
23,000	Daiken Corp. (b)	82,799
16,000	Dainichiseika Color & Chemicals Manufacturing Co. Ltd. (b)	89,355
13,000	Daiso Co. Ltd. (b)	49,033
2,900	FP Corp. (b)	95,180
27,000	Godo Steel Ltd. (b)	121,557
8,000	Gun-Ei Chemical Industry Co. Ltd. (b)	30,381
12,000	Hodogaya Chemical Co. Ltd. (b)	69,387
28,000	Hokuetsu Paper Mills Ltd.	143,861
56,000	Ishihara Sangyo Kaisha Ltd.	106,813
5,200	JSP Corp. (b)	46,241
9,000	Koatsu Gas Kogyo Co. Ltd. (b)	49,721
14,000	Krosaki Harima Corp.	58,459
34,000	Kureha Chemical Industry Co. Ltd.	171,475
17,000	Kurimoto Ltd. (b)	48,930
69,000	Mitsubishi Paper Mills Ltd.	119,753
39,000	Mitsubishi Plastics, Inc. (b)	112,922
18,000	Mitsubishi Steel Mfg. Co. Ltd. (b)	83,048
30,000	Mitsui Mining Co. Ltd. (b)	81,450
21,000	Nakayama Steel Works Ltd. (b)	102,844
5,000	Neturen Co. Ltd. (b)	38,835
9,000	Nichia Steel Works Ltd.	45,545
10,000	Nif Co., Inc. (b)	167,368
11,000	Nihon Parkerizing Co. Ltd. (b)	146,112
15,000	Nihon Yamamura Glass Co. Ltd. (b)	42,787
16,000	Nippon Chemical Industrial Co. Ltd. (b)	43,303
13,000	Nippon Denko Co. Ltd. (b)	44,454
15,000	Nippon Kasei Chemical Co. Ltd. (b)	38,405
30,000	Nippon Metal Industry Co. Ltd. (b)	63,150
31,000	Nippon Soda Co. Ltd.	94,553
18,000	Nippon Synthetic Chemical Industry Co. Ltd. (The) (b)	51,190
20,000	Nippon Yakin Kogyo Co. Ltd. (b)	74,233
10,000	Nittetsu Mining Co. Ltd. (b)	52,410
34,000	NOF Corp. (b)	156,577
13,000	Okamoto Industries, Inc. (b)	49,704
7,000	Okura Industrial Co. Ltd. (b)	39,393
5,500	Osaka Steel Co. Ltd. (b)	86,760
34,000	Pacific Metals Co. Ltd. (b)	147,229
9,000	Riken Technos Corp. (b)	35,879

119,000	S Science Company Ltd.	87,929
23,000	Sakai Chemical Industry Co. Ltd. (b)	107,698
11,000	Sakata INX Corp. (b)	55,194
20,000	Sanyo Chemical Industries Ltd. (b)	149,841
31,000	Sanyo Special Steel Co. Ltd. (b)	212,012
19,000	Sekisui Plastics Co. Ltd. (b)	64,971
12,000	Shin-Etsu Polymer Co. Ltd. (b)	133,929
5,000	ST Chemical Co. Ltd. (b)	77,713
2,000	Stella Chemifa Corp. (b)	46,310
65,000	Sumitomo Light Metal Industries Ltd. (b)	133,474
1,500	Sumitomo Titanium Corp. (b)	172,695
16,000	Takasago International Corp. (b)	76,295
11,000	Takiron Co. Ltd. (b)	41,584
24,000	Toho Tenax Co. Ltd. (b)	96,091
23,000	Toho Zinc Co. Ltd. (b)	96,830
35,000	Tokai Carbon Co. Ltd. (b)	144,643
8,000	Tokushu Paper Manufacturing Co. Ltd. (b)	43,440
21,000	Tokyo Rope Manufacturing Co. Ltd. (b)	44,927
15,000	Tomoku Co. Ltd. (b)	40,467
38,000	Topy Industries Ltd. (b)	137,452
13,000	Toyo Kohan Co. Ltd. (b)	43,337
7,000	Wood One Co. Ltd. (b)	47,874
9,000	Yamato Kogyo Co. Ltd. (b)	133,001
3,000	Yushiro Chemical Industry Co. Ltd. (b)	69,336

		5,547,264

TELECOMMUNICATION SERVICES (0.0%)
36	JSAT Corp. (b)	71,449

UTILITIES (0.1%)
2,600	Okinawa Electric Power Co., Inc. (The) (b)	138,053
65,000	Saibu Gas Co. Ltd. (b)	147,435
10,000	Shizuoka Gas Co. Ltd. (b)	75,522
13,000	Tokai Corp. (b)	57,187

		418,197

		55,690,789

MALAYSIA (0.6%)
CONSUMER DISCRETIONARY (0.1%)
44,800	Aeon Co. (M) Berhad	62,313
45,800	Amway (Malaysia) Holding Berhad	80,085
301,700	DRB-Hicom Berhad	119,097
67,600	Edaran Otomobil Nasional Berhad	59,460
210,800	TAN Chong Motor Holdings Berhad	87,682

		408,637

CONSUMER STAPLES (0.1%)
193,400	Asiatic Development Berhad	118,873
114,600	Carlsberg Brewery Malaysia Berhad	159,399
76,900	Guinness Anchor Berhad	120,204
131,400	Lion Diversified Holdings Berhad	69,973
58,300	United Plantations Berhad	101,942

		570,391

ENERGY (0.0%)
260,900	Scomi Group Berhad	72,578

FINANCIALS (0.1%)
194,400	Bandar Raya Developments Berhad	51,246
577,200	IGB Corp. Berhad	185,035
223,000	Island & Peninsular Berhad	81,531
305,000	Malaysian Industrial Dev Finance	92,118
199,600	MK Land Holdings Berhad	39,132
59,800	Sunway City Berhad	22,180
508,200	TA Enterprise Berhad	89,536

		560,778

HEALTH CARE (0.0%)
43,200	Top Glove Corp. Berhad	59,515

INDUSTRIALS (0.2%)
185,600	Boustead Holdings Berhad	92,935
30,500	Hume Industries-Malaysia Berhad	38,625
168,000	Lingkaran Trans Kota Holdings Berhad	120,620
135,100	Malayasian Bulk Carriers Berhad	82,323
362,200	MTD Infraperdana Berhad (b)	110,354
58,700	NCB Holdings Berhad	38,102
212,500	POS Malaysia & Services Holdings Berhad	194,794
143,700	Ranhill Berhad	30,457
356,700	Road Builder M Holdings Berhad	177,665
31,400	Tronoh Consolidated (M) Berhad	27,453
359,000	UEM World Berhad	48,983

		962,311

INFORMATION TECHNOLOGY (0.0%)
99,300	Uchi Technologies Berhad	82,608

MATERIALS (0.1%)
29,400	Batu Kawan Berherd	53,745
129,300	Lafarge Malayan Cement Berhad (b)	19,012
220,800	Lion Industries Corp. Berhad	47,676
42,800	Malaysian Oxygen Berhad	139,473
43,000	Ta Ann Holdings Berhad	66,075

		325,981

TELECOMMUNICATION SERVICES (0.0%)
337,800	Time dotCom Berhad	50,117

UTILITIES (0.0%)
124,100	Puncak Niaga Holding Berhad	84,497
115,200	Sarawak Enterprise Corp.	37,846

		122,343

		3,215,259

MEXICO (0.8%)
CONSUMER DISCRETIONARY (0.3%)
96,600	Consorcio ARA SA de CV	356,722
87,708	Corp. Interamericana de Entretenimiento SA (b)	188,751
244,000	Corporacion GEO SA de CV (b)	753,694
254,600	TV Azteca SA de CV	148,785

		1,447,952

CONSUMER STAPLES (0.2%)
184,000	Controladora Comercial Mexicana SA de CV	276,329
147,000	Embotelladoras Arca SA de CV	321,803
76,900	Gruma SA de CV	199,802
88,800	Grupo Continental SA	146,291
57,500	Grupo Industrial Maseca, SA de CV	38,829

		983,054

INDUSTRIALS (0.2%)
743,100	Empresas ICA Sociedad Controladora SA de CV (b)	287,438
163,500	Grupo Aeroportuario del Sureste SA de CV	530,820
138,400	Industrias CH SA - Series B (b)	288,855

		1,107,113

MATERIALS (0.1%)
80,391	Grupo Cementos de Chihuahua SA de CV	219,089
99,800	Vitro SA de CV	96,648

		315,737

TELECOMMUNICATION SERVICES (0.0%)
14,600	Grupo Iuscaell SA de CV (b)	33,790

		3,887,646

NETHERLANDS (1.0%)
CONSUMER DISCRETIONARY (0.1%)
900	Beter Bed Holding NV	29,226
903	Gamma Holding NV	40,307
5,700	Jetix Europe NV (b)	95,624
935	Macintosh Retail Group NV	41,119
2,269	Telegraaf Media Groep NV	53,563
535	Ten Cate NV	56,287

		316,126

CONSUMER STAPLES (0.1%)
1,040	Grolsch NV	27,105
5,819	Nutreco Holding NV	234,010
3,358	Sligro Food Group NV	131,983

		393,098

FINANCIALS (0.0%)
1,128	KAS Bank NV	24,060

HEALTH CARE (0.1%)
7,501	Crucell (b)	199,722
3,396	OPG Groep NV	237,247
14,105	Pharming Group NV (b)	54,255

		491,224

INDUSTRIALS (0.5%)
5,324	Aalberts Industries NV	258,889
6,763	AM NV	79,420
1,946	Arcadis NV	59,440
1,617	Athlon Holding NV	42,570
5,006	Boskalis Westminster	248,644
4,451	Brunel International	74,990
29,395	Buhrmann NV	324,763
3,048	Draka Holding (b)	44,925
1,590	Eriks Group NV	59,064
152,816	Hagemeyer NV (b)	413,847
4,045	Heijmans NV	182,687
5,425	Imtech NV	175,520
2,480	Koninklijke BAM Groep NV	201,189
6,156	Koninklijke Vopak NV	172,541
8,090	Stork NV	300,617
4,578	United Services Group NV	147,623
4,555	Univar NV	182,741

		2,969,470

INFORMATION TECHNOLOGY (0.2%)
11,552	ASM International NV (b)	153,931
3,556	Exact Holding NV	103,929
26,383	Getronics NV	328,159
18,340	OCE NV	262,402
3,476	Ordina NV	58,522
642	Twentsche Kabel	29,157
960	Unit 4 Agresso NV (b)	15,357

		951,457

		5,145,435

NEW ZEALAND (0.2%)
CONSUMER DISCRETIONARY (0.1%)
29,000	Fisher & Paykel Appliances Holdings Ltd.	65,319
34,146	Warehouse Group Ltd.	93,152

		158,471

CONSUMER STAPLES (0.0%)
15,128	Sanford Ltd.	44,445

ENERGY (0.1%)
47,940	New Zealand Refining Co. Ltd. (The)	187,455

FINANCIALS (0.0%)
49,390	Tower Ltd. (b)	72,552

HEALTH CARE (0.0%)
15,401	Metlifecare Ltd.	41,584
15,246	Ryman Healthcare Ltd.	50,657

		92,241

INDUSTRIALS (0.0%)
23,220	Port of Tauranga Ltd.	64,482
19,443	Waste Management NZ Ltd.	80,243

		144,725

MATERIALS (0.0%)
15,860	Nuplex Industries Ltd.	45,486
16,969	Steel & Tube Holdings Ltd.	52,227
16,541	Tenon Ltd.	42,811

		140,524

		840,413

NORWAY (0.5%)
CONSUMER DISCRETIONARY (0.0%)
4,000	Expert ASA	39,979

CONSUMER STAPLES (0.0%)
114,000	Fjord Seafood ASA (b)	73,623
4,300	Leroy Seafood Group ASA	35,043
5,000	Rieber & SON AS	37,673

		146,339

ENERGY (0.3%)
1,150	Bonheur A/S	89,830
33,853	DET Norske Oljeselskap	166,052
5,000	DOF ASA	23,834
3,400	Farstad Shipping A/S	45,223
1,625	Ganger Rolf A/S	113,691
18,500	Ocean RIG ASA (b)	206,237
4,000	Prosafe ASA	138,389
9,500	Sinvest ASA (b)	74,865
3,800	Solstad Offshore ASA	52,588
5,200	TGS Nopec Geophysical Co. ASA (b)	195,898

		1,106,607

FINANCIALS (0.0%)
31,000	Acta Holding ASA	72,931
7,600	Aktiv Kapital ASA	102,838
1,000	Sparebanken Midt-Norge	55,971

		231,740

INDUSTRIALS (0.1%)
1,500	Kongsberg Gruppen ASA	28,370
24,200	Tomra Systems ASA	165,590
3,000	Veidekke ASA	72,424

		266,384

INFORMATION TECHNOLOGY (0.1%)
13,800	EDB Business Partner ASA	94,852
5,000	Eltek ASA (b)	78,421
34,000	Fast Search & Transfer ASA (b)	115,540
13,600	Tandberg Television ASA (b)	169,387
6,400	Visma ASA	87,831

		546,031

		2,337,080

PHILIPPINES (0.1%)
CONSUMER DISCRETIONARY (0.0%)
40,000	Jollibee Foods Corp.	26,608

CONSUMER STAPLES (0.0%)
238,100	Universal Robina Corp.	68,345

ENERGY (0.0%)
1,228,000	Petron Corp.	76,093

FINANCIALS (0.0%)
1,382,000	Filinvest Land, Inc. (b)	32,743
1,495,000	Megaworld Corp. (b)	38,144
66,200	Philippine National Bank (b)	36,195

		107,082

INDUSTRIALS (0.1%)
635,000	Aboitiz Equity Ventures, Inc.	57,285
513,000	International Container Term Services, Inc. (b)	87,885

		145,170

UTILITIES (0.0%)
160,700	First Philippine Holdings Corp.	124,471

		547,769

POLAND (0.3%)
CONSUMER DISCRETIONARY (0.2%)
4,164	Debica	78,262
350	LPP SA (b)	91,099
18,538	Orbis SA	168,317

		337,678

FINANCIALS (0.0%)
2,800	Echo Investment S.A. (b)	112,497
93,729	Getin Holding SA (b)	135,880

		248,377

HEALTH CARE (0.0%)
6,186	Farmacol SA	67,400

INDUSTRIALS (0.0%)
7,041	Budimex SA (b)	82,043

INFORMATION TECHNOLOGY (0.1%)
7,087	Prokom Software SA (b)	259,534
5,329	Softbank SA	55,643

		315,177

MATERIALS (0.0%)
3,767	Grupa Kety SA	149,923

TELECOMMUNICATION SERVICES (0.0%)
115,376	Netia SA	160,628

		1,361,226

PORTUGAL (0.1%)
CONSUMER DISCRETIONARY (0.0%)
4,016	Impresa SGPS (b)	22,377

CONSUMER STAPLES (0.0%)
6,200	Jeronimo Martins	89,302

INDUSTRIALS (0.0%)
12,446	Mota Engil SGPS SA	45,040
16,000	Teixeira Duarte - Engenharia Construcoes SA	23,966

		69,006

MATERIALS (0.1%)
3,088	Gescartao SGPS SA (b)	44,496
9,879	Semapa-Sociedade de Investimento e Gestao	67,477

		111,973

TELECOMMUNICATION SERVICES (0.0%)
12,438	SONAECOM - SGPS SA (b)	52,314

		344,972

SINGAPORE (0.4%)
CONSUMER DISCRETIONARY (0.1%)
46,000	Hotel Properties Ltd.	39,388
58,000	Osim International Ltd.	53,088
87,000	Raffles Education Corp. Ltd.	55,486
143,000	Raffles Holdings Ltd.	89,513
11,000	Robinson & Co. Ltd.	38,325

		275,800

CONSUMER STAPLES (0.0%)
11,000	Cerebos Pacific Ltd.	19,358
61,000	Singapore Food Industries Ltd.	37,823

		57,181

ENERGY (0.0%)
257,000	K1 Ventures Ltd.	48,565

FINANCIALS (0.1%)
137,000	Allgreen Properties Ltd.	105,981

248,000	Ascott Group Ltd. (The)	96,658
49,000	Guocoland Ltd.	45,140
35,000	Hong Leong Finance Ltd.	73,580
63,000	Kim Eng Holdings Ltd.	49,852
40,000	MCL Land Ltd.	34,014
124,000	United Industrial Corp. Ltd.	84,942
94,000	UOB-Kay Hian Holdings Ltd.	57,730
24,000	Wheelock Properties S Ltd.	57,258

		605,155

HEALTH CARE (0.0%)
125,000	Parkway Holdings Ltd.	146,156

INDUSTRIALS (0.1%)
177,000	Chuan Hup Holdings Ltd.	83,097
27,000	Goodpack Ltd.	29,178
99,000	Hi-P International Ltd.	81,847
63,000	Hong Leong Asia Ltd.	48,364
56,000	Hwa Hong Corp. Ltd.	19,842
73,000	Jaya Holdings Ltd.	57,765
97,000	Labroy Marine Ltd.	48,116
43,000	SBS Transit Ltd.	52,817
67,140	Sembcorp Logistics Ltd.	67,798
59,000	Straits Trading Co. Ltd.	98,950
18,000	United Engineers Ltd.	19,239

		607,013

INFORMATION TECHNOLOGY (0.1%)
15,550	Creative Technology Ltd.	112,948
35,000	Datacraft Asia Ltd. (b)	29,050
105,000	GES International Ltd.	57,665
28,000	IDT Holdings Singapore Ltd.	25,464
65,000	Jurong Technologies Industrial Corp. Ltd.	74,849
38,000	Unisteel Technology Ltd.	38,821
212,000	United Test and Assembly Center Ltd. (b)	76,367
20,000	WBL Corp. Ltd.	41,809

		456,973

MATERIALS (0.0%)
32,000	NatSteel Ltd.	40,061

		2,236,904

SOUTH AFRICA (1.1%)
CONSUMER DISCRETIONARY (0.3%)
72,947	Caxton and CTP Publishers and Printers Ltd.	151,807
9,135	City Lodge Hotels Ltd.	50,458
30,890	Ellerine Holdings Ltd.	269,771
35,515	Gold Reef Casino Resorts Ltd.	73,167
26,384	Johnnic Communications Ltd. (b)	199,303
25,000	Mr Price Group Ltd.	55,983
9,200	New Clicks Holdings Ltd.	11,166
43,986	Primedia Ltd.	89,305
27,377	Sun International Ltd.	310,614
58,372	Super Group Ltd.	94,985
3,000	Tiger Wheels Ltd.	10,637

		1,317,196

CONSUMER STAPLES (0.2%)
19,645	Afgri Ltd.	16,277
10,760	Astral Foods Ltd.	107,142
89,783	AVI Ltd.	202,392
15,200	Distell Group Ltd.	68,075
107,421	Illovo Sugar Ltd.	166,780
25,210	Rainbow Chicken Ltd.	30,108
93,876	Shoprite Holdings Ltd.	220,028
13,781	Tongaat-Hulett Group Ltd. (The)	154,279

		965,081

FINANCIALS (0.1%)
11,741	African Life Assurance Co. Ltd.	38,561

82,076	Alexander Forbes Ltd.	173,991
184,193	Metropolitan Holdings Ltd.	281,851
20,174	Santam Ltd.	210,820

		705,223

HEALTH CARE (0.0%)
59,180	Medi-Clinic Corp. Ltd.	172,279

INDUSTRIALS (0.2%)
124,929	Aveng Ltd.	314,258
6,600	Delta Electrical Industries	38,446
76,830	Grindrod Ltd.	133,049
53,324	Murray & Roberts Holdings Ltd.	153,719
24,146	Trencor Ltd.	79,303
9,523	Wilson Bayly Holmes-Ovcon Ltd.	57,293

		776,068

INFORMATION TECHNOLOGY (0.1%)
26,710	DataTec Ltd. (b)	66,591
291,916	Dimension Data Holdings Plc (b)	180,854
47,770	Reunert Ltd.	329,473

		576,918

MATERIALS (0.2%)
32,497	Aeci Ltd.	238,445
43,741	African Oxygen Ltd.	163,249
23,957	African Rainbow Minerals Ltd. (b)	134,118
2,787	Ceramic Industries Ltd.	50,760
4,521	Highveld Steel and Vanadium Corp. Ltd.	46,921
37,047	Iliad Africa Ltd.	56,413
50,815	Northam Platinum Ltd.	125,169
12,180	Western Areas Ltd. (b)	40,912

		855,987

TELECOMMUNICATION SERVICES (0.0%)
21,133	Allied Technologies Ltd.	155,063

		5,523,815

SOUTH KOREA (1.2%)
CONSUMER DISCRETIONARY (0.2%)
460	Cheil Communications, Inc.	84,197
6,300	Cheil Industries, Inc.	152,747
1,000	Daekyo Co. Ltd.	74,748
2,900	Daewoo Motor Sales Corp.	47,245
8,870	Halla Climate Control	85,427
5,940	Hotel Shilla Co. Ltd.	48,499
15,220	Hyundai Autonet Co. Ltd.	108,370
1,660	Hyundai Department Store Co. Ltd.	110,242
2,220	Korea Kumho Petrochemical	39,145
3,940	Kumho Industrial Co. Ltd.	68,341
6,810	Lotte Midopa Co. Ltd. (b)	83,861
4,200	SKC Co. Ltd. (b)	42,262
10,290	Ssangyong Motor Co. (b)	80,072
6,350	Woongjin Coway Co. Ltd.	109,535

		1,134,691

CONSUMER STAPLES (0.1%)
1,410	LG Household & Health Care Ltd.	77,020
80	Lotte Chilsung Beverage Co. Ltd.	70,839
100	Lotte Confectionery Co. Ltd.	95,639
90	Namyang Dairy Products Co. Ltd.	49,075
490	Orion Corp.	95,088
990	Samyang Corp.	43,642

		431,303

FINANCIALS (0.3%)
17,260	Daegu Bank	205,929
6,570	Daishin Securities Co. Ltd.	95,071
5,780	Dongbu Insurance Co. Ltd.	72,285
8,560	Hyundai Marine & Fire Insurance Co.	76,700
17,560	Hyundai Securities Co. (b)	161,717
5,490	Korea Investment Holdings Co. Ltd.	140,999

8,970	Korean Reinsurance Co.	78,224
6,640	LG Insurance Co. Ltd.	82,085
14,880	Pusan Bank	154,718
26,950	SK Securities Co. Ltd. (b)	30,217
9,010	Tong Yang Investment Bank (b)	63,808
14,480	Woori Investment & Securities Co. Ltd.	190,800

		1,352,553

HEALTH CARE (0.1%)
2,750	Bukwang Pharmaceutical Co. Ltd.	36,104
590	Dong-A Pharmaceutical Co. Ltd.	35,734
720	Hanmi Pharm Co. Ltd.	73,138
1,050	LG Life Sciences Ltd. (b)	38,237
830	Yuhan Corp.	103,800

		287,013

INDUSTRIALS (0.2%)
3,310	Doosan Heavy Industries and Construction Co. Ltd.	71,688
8,200	Doosan Industrial Development Co. Ltd. (b)	55,557
5,260	Hanjin Heavy Industries & Construction Co. Ltd.	90,733
960	Hankuk Glass Industries, Inc.	42,273
790	Hyundai Elevator Co. Ltd.	56,477
1,670	Hyundai Mipo Dockyard	103,225
2,720	Korean Air Lines Co. Ltd.	50,829
7,280	LG International Corp.	119,299
2,430	LS Cable Ltd.	68,115
2,270	LS Industrial Systems Co. Ltd.	61,345
4,080	Samsung Engineering Co. Ltd.	89,928
2,663	STX Shipbuilding Co. Ltd.	46,696
4,070	Taihan Electric Wire Co. Ltd.	85,807

		941,972

INFORMATION TECHNOLOGY (0.0%)
4,980	Daeduck Electronics Co.	41,424
19,360	Dongbuanam Semiconductor, Inc. (b)	25,139
6,500	Samsung Techwin Co. Ltd.	94,371
890	Sindo Ricoh Co. Ltd.	46,483

		207,417

MATERIALS (0.3%)
1,830	DC Chemical Co. Ltd.	47,789
6,810	Dongkuk Steel Mill Co. Ltd.	122,691
720	Hanil Cement Manufacturing	46,781
4,500	Hansol Paper Co.	59,943
7,080	Hanwha Chem Corp.	74,633
6,070	Hanwha Corp.	113,431
1,800	Honam Petrochemical Corp.	86,938
3,380	Hyosung Corp.	39,193
6,580	Hyundai Hysco	97,108
8,710	INI Steel Co.	193,648
1,320	Korea Zinc Co. Ltd.	45,033
7,730	KP Chemical Corp. (b)	41,113
2,980	LG Petrochemical Co. Ltd.	78,534
3,310	Poongsan Corp.	38,064
2,470	Samsung Fine Chemicals Co. Ltd.	60,241
31,960	Ssangyong Cement Industrial Co. Ltd. (b)	57,886
2,230	Sungshin Cement Co. Ltd.	44,878
70	Taekwang Industrial Co. Ltd.	40,115
1,220	Union Steel	41,914

		1,329,933

TELECOMMUNICATION SERVICES (0.0%)
4,400	Dacom Corp. (b)	53,551

UTILITIES (0.0%)
480	Samchully Co. Ltd.	51,979

		5,790,412

SPAIN (0.4%)
CONSUMER DISCRETIONARY (0.0%)
880	Adolfo Dominguez SA	28,366
36,109	Telepizza	76,586

		104,952

CONSUMER STAPLES (0.1%)
920	Baron de Ley (b)	45,288
4,659	Campofrio Alimentacion SA	76,206
697	Pescanova SA	21,448
5,784	SOS Cuetara SA	69,864
10,207	Viscofan SA	115,216

		328,022

FINANCIALS (0.1%)
340	Banco de Andalucia SA	30,231
5,600	Banco Guipuzcoano SA	123,472
2,694	Grupo Catalana Occidente SA	235,981

		389,684

HEALTH CARE (0.1%)
5,712	Faes Farma SA	107,461
33,283	Natraceutical SA (b)	41,478
37,304	Zeltia SA (b)	263,737

		412,676

INDUSTRIALS (0.0%)
8,280	Abengoa SA	135,732
176	Construcciones y Auxiliar de Ferrocarriles SA	18,348
1,615	Elecnor-Electrificaciones del Norte SA	26,126
8,376	Europistas Concesionaria Espanola SA	52,192
9,697	Obrascon Huarte Lain SA	135,953
5,465	Prosegur Cia de Seguridad SA	133,527
21,386	Uralita SA	97,381

		599,259

INFORMATION TECHNOLOGY (0.0%)
3,200	Amper SA	31,405

MATERIALS (0.1%)
24,192	Ercros SA (b)	27,250
1,922	Grupo Empresarial Ence SA	60,871
1,200	Iberpapel Gestion SA	24,071
1,142	Miquel y Costas	34,937
22,221	Tubacex SA	93,196
1,330	Unipapel SA	31,237
3,665	Vidrala SA	88,098

		359,660

		2,225,658

SWEDEN (1.0%)
CONSUMER DISCRETIONARY (0.3%)
5,200	Bilia AB	86,883
4,550	Clas Ohlson AB	88,884
7,200	JM AB	299,393
3,400	Lindex AB	165,086
7,300	Nobia AB	118,761
2,600	SkiStar AB	54,057
20,400	Trelleborg AB	312,660
800	TV 4 AB	19,899

		1,145,623

CONSUMER STAPLES (0.0%)
4,250	Axfood AB	106,249

FINANCIALS (0.1%)
9,800	D Carnegie AB	119,421
23,300	Klovern AB	62,640
9,100	Kungsleden AB	238,357
18,400	OMX AB (b)	224,796
7,500	Wallenstam Byggnads AB	81,500

		726,714

HEALTH CARE (0.2%)
4,200	Active Biotech AB	34,956
1,550	Biacore International AB	36,997
18,600	Capio AB (b)	321,289
19,800	Elekta AB	302,220
4,500	Meda AB	58,511
2,600	Q-Med AB	63,366

		817,339

INDUSTRIALS (0.2%)
1,600	Bergman & Beving AB (b)	20,703
4,900	Cardo AB	101,261
10,800	Gunnebo AB	99,722
5,800	Haldex AB	100,916
10,200	Intrum Justitia AB (b)	87,135
3,750	Munters AB	90,451
5,000	NCC AB	90,451
4,000	Nibe Industrier AB - Class B	101,255
13,800	Observer AB	46,635
11,000	Peab AB	126,444
1,300	Sweco AB	30,213

		895,186

INFORMATION TECHNOLOGY (0.1%)
10,000	Boss Media AB (b)	28,266
65,000	Enea AB (b)	38,706
8,000	HIQ International AB	38,994
39,000	Industrial & Financial Systems (b)	40,665
19,000	Intentia International AB - Class B (b)	62,537
8,700	Micronic Laser Systems AB (b)	95,633
9,800	Teleca AB (b)	43,459
59,000	Telelogic AB (b)	125,262
84,000	WM-data AB - Class B	231,104

		704,626

MATERIALS (0.1%)
53,500	Boliden AB (b)	273,545
5,500	Hoganas AB	115,043
		388,588

		4,784,325

SWITZERLAND (1.8%)
CONSUMER DISCRETIONARY (0.2%)
275	Affichage Holding Genf	42,135
111	AFG Arbonia-Forster Holding AG	30,140
2,250	Charles Voegele Holding AG	164,430
87	Forbo Holding AG	18,460
60	Jelmoli Holding AG	86,858
684	Kuoni Reisen Holding (b)	257,362
390	PubliGroupe SA	111,947
739	Rieter Holding AG	210,979
432	Schweizerhall Holding AG	39,882
424	Tamedia AG	40,525
541	Valora Holding AG	96,490

		1,099,208

CONSUMER STAPLES (0.1%)
638	Barry Callebaut AG	178,804
567	Emmi AG	51,421
84	Hiestand Holding AG	65,036

		295,261

FINANCIALS (0.6%)
778	Allreal Holding AG	67,720
6,000	Baloise Holding AG	305,818
1,313	Bank Coop AG	72,322
60	Bank Sarasin & Compagnie AG	119,395
1,025	Banque Cantonale Vaudoise	269,172
713	Berner Kantonalbank	100,395
11,012	Converium Holding AG (b)	107,643
151	Generali Schweiz Holding AG	39,390

732	Helvetia Patria Holding	132,033
216	Intershop Holdings	39,379
525	Luzerner Kantonalbank	97,709
300	OZ Holding AG	19,666
7,963	PSP Swiss Property AG (b)	346,567
461	St Galler Kantonalbank	136,351
151	Swiss National Insurance Co.	74,739
2,236	Swiss Prime Site AG	99,137
966	Swissfirst AG (b)	54,558
4,161	Valiant Holding (b)	370,906
5,401	Vontobel Holding AG	151,681
1,324	Zueblin Immobilien Holding AG (b)	10,580
20	Zuger Kantonalbank AG	53,142

		2,668,303

HEALTH CARE (0.2%)
5,281	Actelion NV (b)	594,062
176	Bachem Holding AG	10,479
6,899	Berna Biotech AG (b)	69,579
158	Galenica Holding AG (b)	30,178
9,000	Phonak Holding AG	375,291
2,779	Tecan Group AG	103,377
1,313	Unilabs	47,875

		1,230,841

INDUSTRIALS (0.4%)
58	Belimo Holding AG	34,422
1,600	Bobst Group AG	65,167
1,432	Bucher Industries AG	114,427
35	Conzzeta Holding AG	46,241
16	Daetwyler Holding AG	45,803
641	Georg Fischer AG (b)	198,417
483	Kaba Holding AG - Class B	117,471
200	Komax Holding AG (b)	15,361
333	Orell Fuessli Holding AG	39,784
387	Sarna Kunststoff Holding AG (b)	52,271
3,682	Saurer AG (b)	238,516
1,294	SIG Holding AG	319,233
890	Sulzer AG	428,083
532	Unique Zurich Airport (b)	88,323
60	Zehnder Group AG - Class B	74,895

		1,878,414

INFORMATION TECHNOLOGY (0.2%)
5,613	Ascom Holding AG	77,511
10,619	Kudelski SA	376,485
4,780	Micronas Semiconductor Hold (b)	161,867
124	Phoenix Mecano AG	31,553
2,187	SEZ Holding AG (b)	50,900
2,715	Unaxis Holding AG (b)	364,387

		1,062,703

MATERIALS (0.1%)
1,783	EMS-Chemie Holding AG	157,690
436	Siegfried Holding AG	52,428
669	Sika AG (b)	476,448

		686,566

UTILITIES (0.0%)
121	Energiedienst Holding AG	41,773
120	Societa Elettrica Sopracenerina SA	22,529
66	Vaudoise D’electricite - Class B	66,563

		130,865

		9,052,161

TAIWAN (0.9%)
CONSUMER DISCRETIONARY (0.2%)
27,494	Altek Corp. (b)	36,102
44,000	Ambassador Hotel (The) (b)	30,595
17,340	Basso Industry Corp.	40,363
85,050	Far Eastern Department Stores Ltd. (b)	42,260

38,880	Feng TAY Enterprise Co. Ltd.	40,204
24,000	Formosa International Hotels Corp.	37,602
172,640	Formosa Taffeta Co. Ltd.	72,129
26,000	Giant Manufacturing Co. Ltd.	43,451
13,200	Johnson Health Tech Co. Ltd. (b)	48,453
62,700	Kenda Rubber Industrial Co.	26,477
9,450	Largan Precision Co. Ltd.	85,731
15,000	Merry Electronics Co. Ltd.	33,125
6,000	Nan King Tire Rubber Co. Ltd.	5,676
48,000	Nien Hsing Textile Co. Ltd.	29,508
29,375	Nien Made Enterprises	31,383
37,080	Premier Image Technology Corp. (b)	41,496
99,000	Ruentex Industries Ltd. (b)	34,271
213,000	Sampo Corp. (b)	24,218
90,000	Sanyang Industrial Co. Ltd.	31,962
169,000	Tainan Spinning Co. Ltd.	34,598
58,129	Test-Rite International Co. Ltd.	43,368
31,000	Tong Yang Industry Co. Ltd.	38,393
28,000	Tsann Kuen Enterprise Co. Ltd.	45,958

		897,323

CONSUMER STAPLES (0.0%)
112,000	Lien Hwa Industrial Corp.	35,596

FINANCIALS (0.1%)
57,000	Bank of Kaohsiung	30,619
189,000	Cathay Real Estate Development Co. Ltd. (b)	57,531
92,000	China Life Insurance Co. (b)	25,671
238,000	EnTie Commercial Bank (b)	85,940
260,000	Farmers Bank of China Ltd. (The) (b)	58,193
69,000	Hung Sheng Construction Co. Ltd. (b)	42,213
161,678	Prince Housing Development Corp.	30,011
249,000	TA Chong Bank Co. Ltd. (b)	68,141
262,000	Taichung Commercial Bank (b)	54,262
141,187	Tainan Business Bank (b)	44,662
51,700	Taiwan Life Insurance Co. Ltd.	67,732
243,000	The Chinese Bank (b)	26,687
131,000	Union Bank Of Taiwan (b)	36,905

		628,567

HEALTH CARE (0.0%)
26,260	Pihsiang Machinery Manufacturing Co. Ltd. (b)	38,165

INDUSTRIALS (0.1%)
247,000	BES Engineering Corp. (b)	29,706
22,000	Cheng Uei Precision Industry Co.	62,371
79,310	Continental Engineering Corp.	28,994
74,740	CTCI Corp. (b)	28,661
118,282	ET Internet Technology Corp. (b)	29,086
99,000	Evergreen International Storage & Transport Corp.	33,090
91,000	Fu Sheng Industrial Co. Ltd.	94,098
31,900	Pan-International Industrial (b)	32,463
44,000	Phoenixtec Power Co. Ltd.	39,261
53,000	Shihlin Electric & Engineering Corp.	40,332
37,000	Sincere Navigation Corp.	30,255
66,000	Taiwan Navigation Co. Ltd.	33,484
37,740	Taiwan Secom	51,076
312,000	Teco Electric and Machinery Co. Ltd. (b)	84,915
71,000	Yungtay Engineering Co. Ltd.	42,589

		660,381

INFORMATION TECHNOLOGY (0.3%)
70,000	Accton Technology Corp. (b)	21,412
135,000	Arima Computer Corp. (b)	23,931
81,000	Askey Computer Corp.	30,095
42,900	Chicony Electronics Co. Ltd.	26,501

111,000	Co.mpeq Manufacturing Co. (b)	46,707
61,600	D-Link Corp.	66,731
22,400	Elite Semiconductor Memory Technology, Inc. (b)	20,556
61,000	Elitegroup Computer Systems	37,318
32,240	Everlight Electronics Co. Ltd.	51,474
94,500	Gigabyte Technology Co. Ltd.	78,400
43,576	Greatek Electronics, Inc. (b)	42,329
33,000	Ichia Technologies, Inc.	26,097
99,841	King Yuan Electronics Co. Ltd.	59,889
230,250	Kinpo Electronics	81,425
414,000	Macronix International (b)	43,983
112,270	Micro-Star International Co. Ltd. (b)	56,790
42,226	Phoenix Precision Technology Corp.V	53,367
121,000	Prodisc Technology, Inc.	15,347
113,400	Realtek Semiconductor Corp.	119,968
120,000	Ritek Corp.	35,811
197,000	Silicon Integrated Systems Corp. (b)	114,053
90,727	Sintek Photronic Corp. (b)	18,844
22,012	Springsoft, Inc.	32,451
117,000	Systex Corp.	28,247
26,743	Taiwan Green Point Enterprise Co. Ltd. (b)	58,180
23,094	Transcend Information, Inc. (b)	39,490
100,870	Universal Scientific Industrial Co. Ltd. (b)	27,845
101,000	Wistron Corp.	105,494

		1,362,735

MATERIALS (0.2%)
121,000	Cheng Loong Corp.	28,129
97,000	Chia Hsin Cement Corp. (b)	40,816
217,503	China Manmade Fibers (b)	54,004
171,000	China Petrochemical Development Corp. (b)	41,029
26,520	China Steel Chemical Corp.	35,931
77,000	Chun Yuan Steel Co. Ltd.	34,583
55,000	Chung HWA Pulp	18,383
67,100	Eternal Chemical Co. Ltd.	39,648
44,000	Feng Hsin Iron & Steel Co.	30,529
166,400	Goldsun Development & Construction Co. Ltd. (b)	39,776
58,300	Oriental Union Chemical Corp. (b)	40,103
37,000	Sheng Yu Steel Co. Ltd.	28,101
181,000	Shinkong Synthetic Fibers Corp. (b)	30,357
74,200	Taiwan Styrene Monomer (b)	32,329
152,000	Ton Yi Industrial Corp.	27,307
79,000	TSRC Corp.	42,083
67,100	Tung Ho Steel Enterprise Corp.	35,844
111,000	USI Corp.	30,409
214,200	Yieh Phui Enterprise	69,677
236,820	Yuen Foong Yu Paper Manufacturing Co. Ltd.	72,088

		771,126

		4,393,893

THAILAND (0.3%)
CONSUMER DISCRETIONARY (0.1%)
547,800	Asian Property Development Public Co. Ltd.	45,426
63,100	I.C.C. International Public Co. Ltd.	62,698
290,600	ITV Public Co. Ltd. (b)	79,138
18,200	Thai Stanley Electric Public Co. Ltd.	59,833
182,600	United Broadcasting Corp. Public Co. Ltd. (b)	101,245

		348,340

CONSUMER STAPLES (0.0%)
65,300	Siam Makro Public Co. Ltd.	88,113

FINANCIALS (0.1%)
397,900	Asia Plus Securities Public Co. Ltd.	45,882
536,100	Central Pattana Public Co. Ltd.	157,831
119,900	Kiatnakin Finance Public Co. Ltd.	82,365
601,700	National Finance Public Co. Ltd.	184,525

		470,603

HEALTH CARE (0.0%)
193,700	Bangkok Dusit Medical Services Public Co. Ltd.	99,322
80,000	Bumrungrad Hospital Public Co. Ltd.	52,502

		151,824

INDUSTRIALS (0.0%)
177,400	Sino Thai Engineering & Construction Public Co. Ltd.	50,922

INFORMATION TECHNOLOGY (0.1%)
208,200	Delta Electronics Thai Public Co. Ltd.	69,979
128,700	Hana Microelectronics Public Co. Ltd.	75,780
537,100	Magnecomp Precision Technology (b)	61,142

		206,901

MATERIALS (0.0%)
211,600	Thai Plastic & Chemical Public Co. Ltd.	79,428
256,900	Vinythai Public Co. Ltd.	61,137

		140,565

TELECOMMUNICATION SERVICES (0.0%)
236,000	Shin Satellite Public Co. Ltd. (b)	85,692
872,600	TT&T Public Co. Ltd. (b)	65,081

		150,773

		1,608,041

TURKEY (0.6%)
CONSUMER DISCRETIONARY (0.2%)
5,321	Aksa Akrilik Kimya Sanayii	46,115
26,243	Anadolu Cam Sanayii AS	94,086
21,743	Beko Elektronik AS	35,433
264	Bosch Fren Sistemleri Sanyi ve Ticaret AS	38,133
514	Brisa Bridgestone Sabanci	30,079
2,223	BSH Profilo Elektrikli Gerecler Sanayii AS	40,508
30,000	Dogan Yayin Holding (b)	76,000
103,283	Hurriyet Gazetecilik AS	290,722
13,000	Kordsa Sabanci Dupont Endustriyel Iplik ve Kord Bezi Sanayi ve Ticaretv AS	39,867
61,111	Tofas Turk Otomobil Fabrik	113,168
76,390	Turk Sise ve Cam Fabrikalari AS	219,550
42,641	Vestel Elektronik Sanayi (b)	149,086

		1,172,747

CONSUMER STAPLES (0.1%)
33,643	Migros Turk TAS	294,065
78,623	Tansas Perakende Magazacilik Ticaret AS (b)	129,874
30,000	Ulker Gida Sanayi ve Ticaret AS	97,333

		521,272

FINANCIALS (0.1%)
34,242	Aksigorta AS	190,233
23,225	Anadolu Anonim Turk Sigorta Sirketi (b)	44,730
25,000	Anadolu Hayat Emeklilik AS	42,037
8,235	Turk Ekonomi Bankasi AS	98,820

		375,820

HEALTH CARE (0.0%)
5,000	Acibadem Saglik Hizmerleri ve Ticaret AS	33,333
28,076	Eczacibasi Ilac Sanayi	79,861

		113,194

INDUSTRIALS (0.1%)
2,450	Alarko Holding AS (b)	87,111
60,066	Ihlas Holding	35,150
842	Konya Cimento Sanayii AS	38,046
44,156	Trakya Cam Sanayi AS	156,344
7,462	Turk Demir Dokum Fabrikalari AS	45,325

		361,976

MATERIALS (0.1%)
19,888	Akcansa Cimento AS	93,547
5,627	Bursa Cimento	57,937
26,493	Cimsa Cimento Sanayi VE Tica	154,052
306	Kartonsan Karton San ve Tic AS	41,707
9,256	Mardin Cimento Sanayii ve Ticaret	41,481

		388,724

TELECOMMUNICATION SERVICES (0.0%)
25,183	Tekstil Bankasi AS	30,966

UTILITIES (0.0%)
5,197	Akenerji Elektrik Uretim AS (b)	20,018
43,988	Aygaz AS	127,728
12,270	Zorlu Enerji Elektrik Uretim AS	44,899

		192,645

		3,157,344

UNITED KINGDOM (6.9%)
CONSUMER DISCRETIONARY (1.5%)
39,223	Aga Foodservice Group Plc	199,225
22,277	Alpha Airports Group Plc	25,725
57,224	Arean Leisure Plc	39,497
21,163	Bellway Plc	325,662
6,704	Blacks Leisure Group Plc	49,238
11,301	Bloomsbury Publishing Plc	67,051
24,161	Bovis Homes Group Plc	256,559
8,349	BPP Holdings Plc	53,046
8,224	Carpetright Plc	130,701
11,306	Chrysalis Group Plc	26,412
27,959	Clinton Cards Plc	32,163
22,947	Crest Nicholson	160,008
21,772	DE Vere Group Plc	230,420
71,664	Entertainment Rights Plc (b)	34,878
5,179	Euromoney Institutional Investor Plc	36,480
18,220	Findel Plc	138,656
93,116	First Choice Holidays Plc	321,763
17,147	First Technology Plc	51,665
8,125	French Connection Group Plc	33,864
58,668	Future Plc	58,664
85,424	Game Group Plc	129,639
5,366	Games Workshop Group Plc	36,752
13,815	GCAP Media Plc	83,129
33,812	Greene King Plc	378,487
25,455	Headlam Group Plc	180,875
100,708	HMV Group Plc	335,075
9,757	Holidaybreak Plc	108,787
43,276	House Of Fraser Plc	76,589
22,235	Huntsworth Plc	34,747
14,166	Incisive Media Plc	36,917
40,455	JJB Sports Plc	118,672
10,464	John Menzies Plc	94,262
28,307	London Clubs International Plc (b)	60,868
17,104	Luminar Plc	146,812
60,034	Matalan Plc	175,308
31,308	Mccarthy & Stone Plc	354,060
9,232	Metal Bulletin Plc	37,252
145,122	MFI Furniture Plc	210,605
6,452	Millennium & Copthorne Hotels Plc	41,906
12,607	Mothercare Plc.	70,728
51,783	N Brown Group Plc	141,133
37,301	Pace Micro Technology Plc (b)	33,668
19,192	Peacock Group Plc	113,446

28,492	Pendragon Plc	192,749
56,972	Photo-Me International Plc	128,304
49,551	Redrow Plc	373,579
32,371	Restaurant Group Plc	73,617
5,920	ScS Upholstery Plc	38,242
54,898	SMG Plc	89,628
7,688	St Ives Group Plc	42,995
12,489	Stanley Leisure Plc	134,159
102,352	Taylor Nelson Sofres Plc	376,774
5,162	Ted Baker Plc	37,319
47,857	Topps Tiles Plc	141,443
6,853	Ulster Television Plc	51,060
9,775	Vardy Plc	102,068
6,702	Vitec Group Plc (The)	40,980
6,330	Wembley Plc (b)	62,399
26,805	Westbury Plc (c)	206,835
43,403	Wetherspoon (J.D.) Plc	226,985
37,047	WH Smith Plc	242,592
14,285	Wilmington Group Plc	44,306
6,969	Wyevale Garden Centres Plc	62,902

		7,940,330

CONSUMER STAPLES (0.4%)
2,496	A.G. Barr Plc	41,788
64,638	Arla Foods UK Plc	61,774
24,688	Body Shop International Plc	91,754
7,117	Cranswick Plc	76,140
31,525	Dairy Crest Group Plc	251,345
26,078	Devro Plc	59,306
2,569	Greggs Plc	217,145
3,421	Hardys & Hansons Plc	43,138
29,022	Mcbride Plc	78,071
125,910	Northern Foods Plc	335,365
4,113	PZ Cussons Plc	94,629
3,561	Richmond Foods Plc	32,299
22,021	Uniq Plc	48,423
19,706	Wolverhampton & Dudley Brew Plc	402,114

		1,833,291

ENERGY (0.5%)
41,497	Abbot Group Plc	182,868
16,793	Anglo Pacific Group Plc	37,076
23,742	Burren Energy Plc	336,146
17,930	Dana Petroleum Plc (b)	261,791
8,580	Expro International Group Plc	74,026
312,657	Fortune Oil Plc (b)	30,378
18,628	Hunting Plc	94,040
8,493	James Fisher & Sons Plc	52,833
15,444	JKX Oil & Gas Plc	54,119
82,832	John Wood Group Plc	282,928
11,716	Melrose Resources Plc	76,304
92,523	Paladin Resources Plc	572,702
19,340	Premier Oil Plc (b)	248,151
16,509	Soco International Plc (b)	203,645
9,134	Sondex Plc	35,159
23,332	Venture Production Plc (b)	194,488

		2,736,654

FINANCIALS (1.1%)
43,351	Aberdeen Asset Management Plc	86,696
24,665	Brewin Dolphin Holdings Plc	59,585
61,980	Brixton Plc	411,342
20,763	Capital & Regional Plc	274,677
7,437	Charles Stanley Group Plc	35,636
14,719	CLS Holdings Plc (b)	119,242
38,584	Collins Stewart Tullett Plc	409,370
4,982	Daejan Holdings	299,781
13,082	Derwent Valley Holdings Plc	303,064
10,261	Domestic & General Group	143,462
56,548	Egg Plc (b)	97,576
14,750	Erinaceous Group Plc	77,008

29,825	F&C Asset Management Plc	98,178
6,954	Freeport Plc	51,382
23,061	Grainger Trust Plc	177,129
29,925	Great Portland Estates Plc	198,603
50,000	Guiness Peat Group Plc	72,119
169,623	Henderson Group Plc (b)	186,122
71,427	Hiscox Plc	259,142
31,692	Jardine Lloyd Thompson Group Plc	267,540
7,004	Kensington Group Plc	80,323
24,757	Kiln Plc	44,581
80,779	London Merchant Securities Plc	304,508
30,853	London Scottish Bank Plc	42,864
15,625	Marylebone Warwick Balfour Group Plc	39,129
8,244	Mckay Securities Plc	38,992
10,771	Minerva Plc	45,607
13,494	Mucklow (A & J) Group Plc	92,601
15,511	Savills Plc	225,648
32,455	Shaftesbury Plc	202,327
20,664	ST Modwen Properties Plc	153,232
6,430	Town Centre Securities Plc	39,630
34,395	Unite Group Plc	197,072
6,081	Warner Estate Holdings Plc	65,433
41,464	Workspace Group Plc	195,197

		5,394,798

HEALTH CARE (0.3%)
10,925	Acambis Plc	42,537
23,178	Alizyme Plc (b)	41,020
7,640	Axis-Shield Plc (b)	42,862
4,293	Bespak Plc	40,724
10,601	Cambridge Antibody Technology Group Plc (b)	125,796
8,149	Care U.K. Plc	60,572
5,973	Corin Group Plc	35,122
13,167	Gyrus Group Plc (b)	74,452
8,255	Huntleigh Technology Plc	49,673
54,293	iSOFT Group Plc	383,147
3,624	Isotron Plc	35,756
14,705	Nestor Healthcare Group Plc	29,798
61,537	Oxford Biomedica Plc	36,212
160,818	Skyepharma Plc (b)	106,019
54,276	SSL International Plc	253,110
33,096	Vernalis Plc (b)	36,315

		1,393,115

INDUSTRIALS (2.0%)
63,284	Aggreko Plc	267,678
23,058	Alfred Mcalpine Plc	140,787
87,704	Ashtead Group Plc (b)	218,856
23,379	Atkins WS Plc	292,527
76,299	Avis Europe Plc (b)	90,134
47,470	Babcock International Group	157,732
73,858	Bodycote International	296,065
27,256	BSS Group Plc	134,461
20,638	BTG Plc (b)	74,511
4,396	Business Post Group Plc	27,386
49,893	Carillion Plc	245,032
34,206	Charter Plc (b)	234,885
4,667	Chemring Group Plc	53,894
38,662	Chloride Group	55,936
52,215	Christian Salvesen Plc	62,145
2,754	Clarkson Plc	38,821
27,294	Communisis Plc	52,773
45,221	Cookson Group Plc (b)	254,300
43,339	Costain Group Plc (b)	31,064
39,957	Davis Service Group Plc	322,462
40,487	De La Rue Plc	279,451
17,282	Domino Printing Sciences	77,381
5,605	Domnick Hunter Group Plc (b)	69,239

34,319	easyJet Plc (b)	180,845
103,824	Enodis Plc (b)	233,817
17,159	Fenner Plc	42,439
117,465	FKI Plc	212,046
13,270	Forth Ports Plc	312,351
38,187	Galliford Try Plc	54,573
10,109	Go-Ahead Group Plc	245,998
21,037	Helphire Plc	115,044
17,525	Homeserve Plc	313,257
26,823	Interserve Plc	161,164
28,289	Intertek Group Plc	356,716
1,295,248	Invensys Plc (b)	298,001
38,467	John Laing Plc	180,067
9,692	Johnson Group Cleaners Plc	74,958
10,924	Keller Group Plc	73,079
8,396	Kier Group Plc	168,502
3,333	M.J. Gleeson Group Plc	18,655
73,933	Michael Page International Plc	302,253
64,668	Mitie Group	189,698
73,164	Morgan Crucible Co. (b)	271,918
6,436	Morgan Sindall Plc	89,756
16,232	Mouchel Parkman Plc	79,359
27,575	Mowlem Plc	96,628
17,780	Northgate Plc	314,668
200,767	Regus Group Plc (b)	326,000
7,755	Ricardo Plc	36,508
4,544	Rok Property Solutions Plc	35,947
48,653	RPS Group Plc	127,436
48,494	Senior Plc	46,989
3,127	Severfield-Rowen Plc	42,059
55,216	Shanks Group Plc	152,933
29,368	SIG Plc	353,430
6,322	Speedy Hire Plc	79,775
16,818	Spirax-Sarco Engineering Plc	235,138
77,807	Stanelco Plc (b)	21,344
13,027	TDG Plc	51,124
16,341	Ultra Electronics Holdings Plc	254,497
6,998	Umeco Plc	61,244
36,133	VT Group Plc	230,691
51,005	Weir Group Plc (The)	312,327
25,456	Whatman Plc	126,145
15,256	Wincanton Plc	85,252
8,449	WSP Group Plc	53,793

		10,495,944

INFORMATION TECHNOLOGY (0.6%)
56,872	Anite Group Plc (b)	60,391
20,140	Autonomy Corp. Plc (b)	112,277
3,547	Aveva Group Plc	51,538
16,337	Computacenter Plc	56,814
2,549	Detica Group Plc	41,390
3,423	Diploma Plc	39,074
11,172	Filtronic Plc	46,860
10,119	Gresham Computing Plc (b)	12,894
108,988	Halma Plc	288,364
37,129	Imagination Technologies Group Plc (b)	33,512
65,271	Innovation Group Plc (b)	30,900
18,059	Laird Group Plc	115,138
88,851	Misys Plc (b)	322,358
152,436	Northgate Information Solutions Plc (b)	208,404
73,007	Premier Farnell Plc	179,597
25,287	Psion Plc	64,780
6,250	Renishaw Plc	94,241
13,819	RM Plc	41,087
20,874	Rotork Plc	211,311
4,749	Royalblue Group Plc	54,715
24,624	Spectris Plc	239,686

170,913	Spirent Plc (b)	131,579
4,849	Surfcontrol Plc (b)	36,665
35,484	TT Electronics Plc	92,315
14,049	Wolfson Microelectronics Plc (b)	61,786
10,220	Xaar Plc	46,122
88,372	Xansa Plc	132,158

		2,805,956

MATERIALS (0.3%)
34,340	Croda International	264,369
21,260	Delta Plc	45,151
119,309	DS Smith Plc	288,223
5,739	Dyson Group Plc	30,013
107,465	Elementis Plc	121,722
50,665	Ennstone Plc	34,297
33,489	Marshalls Plc	171,878
14,786	RPC Group Plc	61,626
22,798	Victrex Plc	236,033
30,967	Yule Catto & Co. Plc	137,012

		1,390,324

TELECOMMUNICATION SERVICES (0.1%)
166,911	Colt Telecom Group Plc (b)	169,115
56,498	Kingston Communications Plc	56,494
333,263	THUS Group Plc (b)	81,098

		306,707

UTILITIES (0.1%)
26,617	Viridian Group Plc	366,959

		34,664,078

UNITED STATES (42.0%)
CONSUMER DISCRETIONARY (6.5%)
3,069	1-800 Contacts, Inc. (b)	54,444
6,700	1-800-Flowers.com, Inc. - Class A (b)	45,493
3,000	4Kids Entertainment, Inc. (b)	51,180
14,200	99 Cents Only Stores (b)	137,030
7,500	Aaron Rents, Inc.	147,750
4,730	AC Moore Arts & Crafts, Inc. (b)	65,085
2,700	Action Performance Co., Inc.	33,102
5,300	Advo, Inc.	130,910
8,600	Aeropostale, Inc. (b)	168,044
6,800	AFC Enterprises	78,880
5,300	Aftermarket Technology Corp. (b)	97,679
9,732	Alliance Gaming Corp. (b)	105,203
4,270	Ambassadors Group, Inc.	110,935
2,894	America’s Car Mart, Inc. (b)	46,767
8,400	American Axle & Manufacturing Holdings, Inc.	183,120
10,100	American Greetings Corp.	255,025
9,700	Ameristar Casinos, Inc.	206,901
5,300	Arbitron, Inc.	198,273
3,000	Arctic Cat, Inc.	56,190
11,300	ArvinMeritor, Inc.	181,139
7,600	Asbury Automotive Group, Inc. (b)	128,440
7,220	Aztar Corp. (b)	217,105
1,600	Bandag, Inc.	68,000
1,700	Bassett Furniture Industries, Inc.	31,824
1,300	Beasley Broadcasting Group, Inc. - Class A (b)	18,941
23,700	Big Lots, Inc. (b)	274,209
5,100	BJ’s Restaurants, Inc. (b)	110,670
399	Blair Corp.	15,042
22,290	Blockbuster, Inc. - Class A	101,642
13,600	Blockbuster, Inc. - Class B	58,888
6,400	Blount International, Inc. (b)	101,504
7,100	Bluegreen Corp. (b)	107,707
7,600	Blyth, Inc.	138,624
5,750	Bob Evans Farms, Inc.	128,858
2,600	Bon-Ton Stores, Inc. (The)	52,130

3,600	Brown Shoe Co., Inc.	116,892
2,510	Building Material Holding Corp.	213,375
5,800	Burlington Coat Factory Warehouse Corp.	223,648
3,600	Cache, Inc. (b)	57,456
4,200	California Pizza Kitchen, Inc. (b)	134,442
13,300	Callaway Golf Co.	189,525
2,400	Carmike Cinemas, Inc.	52,992
5,100	Carter’s, Inc. (b)	322,065
7,490	Casual Male Retail Group, Inc. (b)	43,217
8,800	Catalina Marketing Corp.	229,328
5,550	Cato Corp. (The)	110,889
6,401	CEC Entertainment, Inc. (b)	216,418
12,400	Champion Enterprises, Inc. (b)	172,112
2,767	Charles & Colvard Ltd.	64,194
5,583	Charlotte Russe Holding, Inc. (b)	98,372
24,799	Charming Shoppes (b)	277,749
5,000	Childrens Place (b)	214,650
7,300	Christopher & Banks Corp.	97,601
24,100	Citadel Broadcasting Corp. (b)	332,098
9,700	CKE Restaurants, Inc.	123,384
9,974	Coldwater Creek, Inc. (b)	269,198
5,901	Conn’s, Inc. (b)	172,722
10,300	Cooper Tire & Rubber Co.	140,698
17,800	Corinthian Colleges, Inc. (b)	221,432
5,200	Cost Plus, Inc. (b)	79,872
8,100	Cox Radio, Inc. (b)	115,830
8,100	CSK Auto Corp. (b)	122,553
10,699	Cumulus Media, Inc. - Class A (b)	130,100
13,600	DeVry, Inc. (b)	307,360
2,723	Dixie Group, Inc. (b)	37,360
1,400	Dover Downs Gaming & Entertainment, Inc.	17,584
1,200	Dover Motorsports, Inc.	7,440
6,200	Dress Barn, Inc. (b)	164,734
4,400	Drew Industries, Inc. (b)	126,940
21,731	Drugstore.Com (b)	68,887
9,100	Emmis Communications Corp. - Class A (b)	178,087
7,100	Entercom Communications Corp. (b)	204,977
11,500	Entravision Communications Corp. - Class A (b)	94,300
7,180	Escala Group, Inc.	118,183
6,500	Ethan Allen Interiors, Inc.	219,830
8,200	Finish Line - Class A	128,248
12,100	Fleetwood Enterprises, Inc. (b)	133,705
13,271	Fossil, Inc. (b)	207,824
7,400	Fred’s, Inc.	110,260
8,600	Furniture Brands International, Inc.	156,090
6,197	Gamestop Corp.	219,870
72,100	Gemstar-TV Guide International, Inc. (b)	187,460
4,400	Genesco, Inc. (b)	161,920
6,112	Goody’s Family Clothing, Inc.	58,064
8,000	Gray Television, Inc.	72,000
5,300	Group 1 Automotive, Inc. (b)	146,492
6,900	GSI Commerce, Inc. (b)	110,262
8,300	Guess?, Inc. (b)	225,096
4,800	Guitar Center, Inc. (b)	250,128
7,800	Gymboree Corp. (b)	138,060
4,000	Handleman Co.	47,600
13,700	Harris Interactive, Inc. (b)	57,129
8,700	Hartmarx Corp. (b)	60,726
3,500	Haverty Furniture Co., Inc.	42,840
5,950	Hibbett Sporting Goods, Inc. (b)	156,069
14,600	Hollinger International, Inc. - Class A	128,042

7,900	Hot Topic, Inc. (b)	117,631
5,498	Iconix Brand Group, Inc.	47,173
3,700	Ihop Corp.	174,714
9,538	Insight Enterprises, Inc. (b)	195,720
10,890	Interface, Inc. (b)	84,071
6,538	Isle of Capri Casinos, Inc. (b)	139,129
4,829	J Jill Group, Inc. (The) (b)	61,328
7,200	Jack in the Box, Inc. (b)	213,840
5,793	Jakks Pacific, Inc. (b)	106,475
6,450	Jarden Corp. (b)	217,946
5,400	Jo-Ann Stores, Inc. (b)	78,894
2,900	JOS A Bank Clothiers, Inc. (b)	118,349
8,100	Journal Register Co. (b)	129,843
4,545	K-Swiss, Inc. - Class A	138,395
10,200	K2, Inc. (b)	102,306
4,400	Kellwood Co.	96,404
2,900	Kenneth Cole Productions, Inc. - Class A	72,500
3,772	Keystone Automotive Industries, Inc. (b)	107,917
4,700	Kimball International, Inc. - Class B	51,888
14,300	Krispy Kreme Doughnuts, Inc. (b)	66,495
32,700	La Quinta Corp. (b)	273,045
8,100	La-Z-Boy, Inc.	95,904
3,100	Lakes Entertainment, Inc. (b)	28,985
4,200	Landry’s Restaurants, Inc.	115,500
3,930	Levitt Corp. - Class A	77,225
2,300	Libbey, Inc.	25,875
3,322	Liberty Corp.	154,274
1,624	Lifetime Brands, Inc.	37,969
5,200	Lin TV Corp. - Class A (b)	66,716
8,700	Linens ‘N Things, Inc. (b)	218,718
3,000	Lithia Motors, Inc. - Class A	81,720
4,550	LKQ Corp. (b)	137,865
3,317	Lodgenet Entertainment Corp. (b)	43,121
5,600	Lodgian, Inc. (b)	57,008
3,900	Lone Star Steakhouse & Saloon, Inc.	100,659
5,400	Luby’s, Inc. (b)	67,932
2,400	M/I Homes, Inc.	107,760
3,500	Marcus Corp.	76,860
4,300	MarineMax, Inc. (b)	106,210
4,000	Martha Stewart Living Omnimedia - Class A (b)	68,880
5,593	Matthews International Corp. - Class A	201,012
7,100	Maytag Corp.	122,262
3,800	Media General, Inc. - Class A	200,450
17,887	Mediacom Communications Corp. - Class A (b)	103,923
9,300	Men’s Wearhouse, Inc. (b)	229,710
3,100	Midas, Inc. (b)	60,636
4,800	Mikohn Gaming Corp. (b)	50,352
6,700	Modine Manufacturing Co.	221,502
5,500	Monaco Coach Corp.	67,485
3,518	Movado Group, Inc.	61,671
5,800	Movie Gallery, Inc.	40,368
7,000	MTR Gaming Group, Inc. (b)	46,900
6,293	Multimedia Games, Inc. (b)	62,427
6,300	Nautilus, Inc.	114,219
9,000	NetFlix, Inc. (b)	237,690
1,500	Noble International Ltd.	35,235
6,050	Nutri/System, Inc. (b)	181,319
5,233	O’Charleys, Inc. (b)	71,744
12,900	Oakley, Inc.	190,920
4,500	Orleans Homebuilders, Inc.	89,640
3,400	Overstock.com, Inc. (b)	113,322
3,300	Oxford Industries, Inc.	162,525

5,744	Palm Harbor Homes, Inc. (b)	105,862
4,000	Pantry, Inc. (The) (b)	154,760
2,800	Papa John’s International, Inc. (b)	145,404
4,288	Party City Corp. (b)	70,237
14,000	Payless Shoesource, Inc. (b)	257,180
8,900	PEP Boys-Manny Moe & Jack	122,820
2,200	Perry Ellis International, Inc. (b)	45,518
4,800	Petmed Express, Inc. (b)	53,328
4,200	PF Chang’s China Bistro, Inc. (b)	192,108
7,850	Phillips-Van Heusen	223,333
16,000	Pier 1 Imports, Inc.	165,120
8,300	Pinnacle Entertainment, Inc. (b)	157,285
6,500	Playboy Enterprises, Inc. - Class B (b)	98,410
3,100	Pre-Paid Legal Services, Inc.	132,680
7,300	Priceline.com, Inc. (b)	138,481
37,600	Primedia, Inc. (b)	78,960
1,296	Proliance International, Inc. (b)	6,674
5,796	ProQuest Co. (b)	171,851
2,600	Provide Commerce, Inc. (b)	63,258
11,900	Quantum Fuel Systems Technologies Worldwide, Inc. (b)	39,627
15,900	Radio One, Inc. (b)	187,620
3,600	Radio One, Inc. - Class A (b)	42,660
6,720	Rare Hospitality International, Inc. (b)	205,363
4,339	RC2 Corp. (b)	151,778
17,200	Readers Digest Association., Inc.	263,504
3,000	Red Robin Gourmet Burgers, Inc. (b)	144,690
10,144	Regent Communications, Inc. (b)	51,430
7,400	Regis Corp.	283,864
28,524	Rent-A -Center, Inc.	514,001
7,500	Restoration Hardware, Inc. (b)	44,475
9,300	Retail Ventures, Inc. (b)	96,627
11,900	Ruby Tuesday, Inc.	260,729
4,100	Russ Berrie & Co., Inc.	55,309
6,300	Russell Corp.	85,239
9,824	Ryan’s Restaurant Group, Inc. (b)	104,724
4,300	Saga Communications, Inc. - Class A (b)	54,137
5,116	Salem Communications Corp. (b)	95,772
7,590	Scholastic Corp. (b)	247,055
5,900	Select Comfort Corp. (b)	129,210
3,100	Shiloh Industries, Inc. (b)	40,176
3,300	Shoe Carnival, Inc. (b)	55,242
2,700	ShopKo Stores, Inc. (b)	77,409
5,800	Shuffle Master, Inc. (b)	147,088
8,402	Sinclair Broadcast Group, Inc.	69,653
20,500	Six Flags, Inc. (b)	151,495
5,100	Skechers U.S.A., Inc. - Class A (b)	64,617
4,900	Sonic Automotive, Inc.	108,339
9,600	Sotheby’s Holdings - Class A (b)	149,472
11,800	Source Interlink Cos., Inc. (b)	120,124
9,000	Spanish Broadcasting System, Inc. - Class A (b)	54,900
8,500	Speedway Motorsports, Inc.	301,410
5,000	Sports Authority, Inc. (The) (b)	139,200
5,100	Stage Stores, Inc. (b)	141,372
5,000	Stamps.com, Inc. (b)	100,800
6,700	Steak N Shake Co. (The) (b)	123,414
8,500	Stein Mart, Inc.	155,975
1,700	Steinway Musical Instruments, Inc. (b)	45,067
3,167	Steven Madden Ltd. (b)	81,202
20,300	Stewart Enterprises, Inc. - Class A	103,530
2,600	Strayer Education, Inc.	232,726
7,600	Stride Rite Corp.	98,952

8,000	Sturm Ruger & Co., Inc.	58,640
4,400	Sunterra Corp. (b)	52,844
6,300	Superior Industries International, Inc.	128,205
7,700	Systemax, Inc. (b)	55,055
10,200	Talbots, Inc.	266,118
5,600	TBC Corp. (b)	193,704
10,800	Technical Olympic USA, Inc.	228,312
8,800	Tenneco Automotive, Inc. (b)	145,376
3,000	Thomas Nelson, Inc.	64,230
9,206	Thor Industries, Inc.	300,392
15,100	Tivo, Inc. (b)	73,084
6,400	Too, Inc. (b)	181,824
6,200	Tractor Supply Co. (b)	300,700
7,200	Trans World Entertainment (b)	45,936
4,400	Triarc Cos., Inc. - Class A	72,248
6,900	Tuesday Morning Corp.	165,531
10,000	Tupperware Corp.	229,300
1,700	Unifirst Corp.	59,602
7,700	United Auto Group, Inc.	259,721
3,208	Universal Electronics, Inc. (b)	55,595
4,600	Universal Technical Institute, Inc. (b)	144,118
7,500	Vail Resorts, Inc. (b)	251,250
9,253	Valuevision Media, Inc. - Class A (b)	90,864
1,900	Vertrue, Inc. (b)	71,535
24,170	Visteon Corp.	201,336
8,755	Warnaco Group, Inc. (The) (b)	198,563
8,700	WCI Communities, Inc. (b)	217,674
5,000	West Marine, Inc. (b)	67,850
8,700	Wet Seal, Inc. (The) (b)	44,979
500	William Lyon Homes, Inc. (b)	59,425
8,970	Wilsons The Leather Experts, Inc. (b)	45,119
5,720	Winnebago Industries, Inc.	167,710
6,300	WMS Industries, Inc. (b)	158,319
10,800	Wolverine World Wide, Inc.	226,260
4,000	World Wrestling Entertainment, Inc.	51,000
7,400	Yankee Candle Co., Inc.	167,314

		32,824,648

CONSUMER STAPLES (1.5%)
20,200	Alliance One International, Inc.	50,298
3,600	American Italian Pasta Co. - Class A	23,220
2,400	Boston Beer Co., Inc. (b)	61,440
9,284	Casey’s General Stores, Inc.	200,349
3,300	Central European Distribution Corp. (b)	131,373
4,000	Central Garden and Pet Co. (b)	171,480
3,300	Chattem, Inc. (b)	108,900
8,000	Chiquita Brands International, Inc.	220,880
14,600	Darling International, Inc. (b)	50,808
6,500	Delta & Pine Land Co.	162,175
5,702	Elizabeth Arden, Inc. (b)	123,562
11,300	Flowers Foods, Inc.	331,090
7,100	Great Atlantic & Pacific Tea Co. (b)	199,439
1,670	Green Mountain Coffee Roasters, Inc. (b)	70,157
7,088	Hain Celestial Group, Inc. (b)	136,940
4,230	Inter Parfums, Inc.	64,085
2,237	J&J Snack Foods Corp.	126,189
1,600	John B. Sanfilippo & Son, Inc. (b)	29,248
6,400	Lancaster Colony Corp.	256,576
6,400	Lance, Inc.	112,192
7,600	Longs Drug Stores Corp.	316,996
4,500	M&F Worldwide Corp. (b)	75,825
2,700	Nash Finch Co.	83,862

3,160	Natures Sunshine Prods, Inc.	61,146
28,000	NBTY, Inc.	560,279
12,389	Nu Skin Enterprises, Inc.	208,631
1,900	Parlux Fragrances, Inc. (b)	44,004
7,100	Pathmark Stores, Inc. (b)	69,225
3,300	Peet’s Coffee & Tea, Inc. (b)	109,791
9,181	Performance Food Group Co. (b)	253,304
16,345	Playtex Products, Inc. (b)	218,860
5,800	Pricesmart, Inc. (b)	45,762
6,400	RalCorp. Holdings, Inc.	248,960
48,300	Revlon, Inc. - Class A (b)	142,002
9,100	Ruddick Corp.	200,291
3,584	Sanderson Farms, Inc.	123,684
7,300	Smart & Final, Inc. (b)	91,615
5,200	Spartan Stores, Inc. (b)	51,428
21,200	Sprectrum Brands, Inc.	438,839
15,156	Star Scientific, Inc. (b)	40,618
6,700	Tootsie Roll Industries, Inc.	203,010
8,500	Topps Co., Inc. (The)	61,880
7,400	United Natural Foods, Inc. (b)	208,014
4,200	Universal Corp.	157,248
3,000	USANA Health Sciences, Inc. (b)	132,060
7,960	Vector Group Ltd.	158,882
3,349	WD-40 Co.	92,198
5,100	Weis Markets, Inc.	194,565
6,277	Wild Oats Markets, Inc. (b)	69,800

		7,293,180

ENERGY (2.5%)
6,700	Abraxas Petroleum Corp.	39,195
4,400	American Oil & Gas, Inc.	25,740
4,281	Atlas America, Inc. (b)	199,495
5,000	ATP Oil & Gas Corp. (b)	158,650
3,200	Atwood Oceanics, Inc. (b)	225,344
3,600	Berry Petroleum Co.	215,496
10,700	Brigham Exploration Co. (b)	151,298
5,300	Callon Petroleum Co. (b)	96,990
3,900	CARBO Ceramics, Inc.	230,724
4,900	Carrizo Oil & Gas, Inc. (b)	127,106
9,352	Cheniere Energy, Inc. (b)	348,174
2,606	Clayton Williams Energy, Inc. (b)	98,715
8,000	Comstock Resources, Inc. (b)	240,880
9,000	Delta Petroleum Corp. (b)	158,760
4,100	Dril-Quip, Inc. (b)	167,690
4,100	Edge Petroleum Corp. (b)	99,343
9,450	Encore Acquisition Co. (b)	324,230
15,800	Endeavour International Corp. (b)	61,778
7,400	Energy Partners Ltd. (b)	187,738
9,200	Frontier Oil Corp.	339,296
13,700	Gasco Energy, Inc. (b)	83,296
3,350	Giant Industries, Inc. (b)	191,587
4,100	Goodrich Petroleum Corp. (b)	91,430
35,454	Grey Wolf, Inc. (b)	272,287
2,646	Gulf Island Fabrication, Inc.	70,807
5,063	Gulfmark Offshore, Inc. (b)	144,498
16,700	Hanover Co.mpressor Co. (b)	214,762
8,890	Harvest Natural Resources, Inc. (b)	86,055
5,400	Holly Corp.	311,040
5,497	Houston Exploration Co. (b)	283,370
3,400	Hydril (b)	225,556
21,563	Input/Output, Inc. (b)	165,604
9,000	KCS Energy, Inc. (b)	217,080
12,300	Key Energy Services, Inc. (b)	166,327
10,701	KFX, Inc. (b)	155,914
5,400	Lone Star Technologies, Inc. (b)	247,050
8,900	Maverick Tube Corp. (b)	275,544
4,600	McMoRan Exploration Co. (b)	78,062
20,200	Meridian Resource Corp. (b)	91,506

18,777	Newpark Resources (b)	152,094
4,100	NS Group, Inc. (b)	141,901
5,800	Oceaneering International, Inc. (b)	279,096
4,500	Offshore Logistics, Inc. (b)	153,000
9,800	Oil States International, Inc. (b)	324,380
6,500	Parallel Petroleum Corp. (b)	85,995
17,950	Parker Drilling Co. (b)	158,678
3,500	Penn Virginia Corp.	190,260
12,000	PetroHawk Energy Corp. (b)	148,320
3,800	Petroleum Development Corp. (b)	127,604
5,500	Remington Oil & Gas Corp. (b)	192,500
14,700	Rentech, Inc.	38,661
3,600	Resource America, Inc. - Class A	58,464
7,800	RPC, Inc.	214,188
4,800	SEACOR Holdings, Inc. (b)	343,823
6,600	Spinnaker Exploration Co. (b)	406,427
7,100	St Mary Land & Exploration Co.	241,471
5,200	Stone Energy Corp. (b)	238,680
16,300	Superior Energy Services, Inc. (b)	332,194
5,800	Swift Energy Co. (b)	253,228
11,200	Syntroleum Corp. (b)	80,080
6,450	Tetra Technologies, Inc. (b)	180,407
12,900	Transmeridian Exploration Inc.	48,375
10,130	Transmontaigne, Inc. (b)	56,222
4,300	Tri-Valley Corp. (b)	35,389
6,500	Universal Compression Holdings, Inc. (b)	231,725
13,800	USEC, Inc.	138,000
13,300	Vaalco Energy, Inc. (b)	46,550
6,900	Veritas DGC, Inc. (b)	222,249
5,400	W-H Energy Services, Inc. (b)	163,620
1,700	Westmoreland Coal Co. (b)	45,645
6,500	Whiting Petroleum Corp. (b)	263,575
4,800	World Fuel Services Corp.	153,120

		12,614,338

FINANCIALS (7.4%)
3,900	1st Source Corp.	93,054
13,800	21st Century Insurance Group	220,110
1,933	ABC Bancorp	37,404
6,600	Acadia Realty Trust	125,400
4,200	Accredited Home Lenders Holding Co. (b)	151,788
3,283	ACE Cash Express, Inc. (b)	67,334
2,010	Advanta Corp. - Class A	53,627
3,400	Advanta Corp. - Class B	96,458
8,100	Affordable Residential Communities, Inc.	80,919
1,300	Agree Realty Corp.	35,035
3,300	Alabama National Bancorp	213,444
800	Alexander’s, Inc. (b)	192,000
3,700	Alexandria Real Estate Equities, Inc.	299,145
14,918	Alfa Corp.	250,324
4,700	Amcore Financial, Inc.	139,637
11,300	Amegy Bancorp, Inc.	261,369
4,100	American Campus Communities, Inc.	101,475
2,238	American Physicians Capital, Inc. (b)	94,600
4,200	AMLI Residential Properties Trust	158,970
3,968	Anchor Bancorp Wisconsin, Inc.	125,627
5,468	Argonaut Group, Inc. (b)	159,447
8,200	Ashford Hospitality Trust, Inc.	86,100
2,920	Asta Funding, Inc.	79,220
4,000	Banc Corp. (The) (b)	44,680
300	Bancorpsouth, Inc.	6,651
3,300	Bank of the Ozarks, Inc.	115,731
10,300	BankAtlantic Bancorp, Inc.	143,067

5,700	Bankunited Financial Corp. - Class A	135,204
2,320	Banner Corp.	69,646
3,100	Bedford Property Investors	69,595
3,100	Beverly Hills Bancorp, Inc.	31,620
8,100	BioMed Realty Trust, Inc.	202,581
5,420	Boston Private Financial Holdings, Inc.	156,909
3,900	Boykin Lodging Co. (b)	43,017
9,200	Brandywine Realty Trust	252,080
7,500	Bristol West Holdings, Inc.	144,600
10,177	Brookline Bancorp, Inc.	142,987
6,000	Capital Automotive REIT	231,720
5,500	Cardinal Financial Corp. (b)	55,605
6,400	Cash America International, Inc.	139,904
9,210	Cathay General Bancorp	359,097
4,600	Cedar Shopping Centers, Inc.	64,492
3,200	Center Financial Corp.	81,088
5,700	Central Pacific Financial Corp.	205,770
4,880	Ceres Group, Inc. (b)	27,572
4,538	Chemical Financial Corp.	146,078
8,900	Chittenden Corp.	256,053
8,300	Citizens Banking Corp.	241,945
8,900	Citizens, Inc. (b)	50,730
3,926	City Holding Co.	143,849
4,100	Clark, Inc.	62,730
11,900	CNA Surety Corp. (b)	167,076
6,000	Colonial Properties Trust	262,260
3,345	Columbia Banking System, Inc.	96,704
5,700	Commercial Federal Corp.	194,940
8,600	Commercial Net Lease Realty, Inc.	166,668
4,900	Community Bank System, Inc.	116,375
3,767	CompuCredit Corp. (b)	165,070
6,550	Corporate Office Properties Trust	227,678
4,820	Corus Bankshares, Inc.	264,618
8,932	Cousins Properties, Inc.	263,851
21,360	Covanta Holding Corp.	247,562
10,100	Crescent Real Estate Equities Co.	201,495
10,807	CVB Financial Corp.	213,006
4,700	Delphi Financial Group - Class A	220,148
7,900	Digital Realty Trust, Inc.	151,522
8,130	Dime Community Bancshares	117,072
2,724	Donegal Group, Inc. - Class A	60,364
8,500	E-Loan, Inc. (b)	36,125
4,200	Eastgroup Properties, Inc.	183,540
4,838	Encore Capital Group, Inc. (b)	83,165
5,000	Entertainment Properties Trust	200,500
2,409	Equity Inns, Inc.	31,413
3,800	Equity Lifestyle Properties, Inc.	160,854
10,500	Equity One, Inc.	246,225
6,900	eSpeed, Inc. - Class A (b)	52,164
2,900	Essex Property Trust, Inc.	260,652
6,900	Extra Space Storage, Inc.	100,740
4,500	FBL Financial Group, Inc. - Class A	140,310
2,300	Federal Agricultural Mortgage Corp.	59,800
11,500	FelCor Lodging Trust, Inc. (b)	171,580
4,694	Fidelity Bankshares, Inc.	132,371
3,600	Financial Federal Corp.	137,448
11,800	First Acceptance Corp. (b)	120,006
3,743	First Cash Financial Services, Inc. (b)	98,179
5,900	First Charter Corp.	150,391
13,500	First Commonwealth Financial Corp.	177,795
3,100	First Community Bancorp, Inc.	155,992
2,460	First Community Bancshares, Inc.	74,563
7,900	First Financial Bancorp	147,572
2,700	First Financial Holdings, Inc.	78,327

2,959	First Indiana Corp.	103,447
4,300	First Industrial Realty Trust, Inc.	174,709
3,592	First Merchants Corp.	90,303
7,684	First Midwest Bancorp, Inc.	292,146
17,200	First Niagara Financial Group, Inc.	253,356
2,958	First Place Financial Corp.	66,496
4,000	First Potomac Realty Trust	101,360
4,900	First Republic Bank	185,759
3,378	First State Bancorporation	75,363
3,400	FirstFed Financial Corp. (b)	181,866
10,000	Flagstar Bancorp, Inc.	134,200
4,071	Flushing Financial Corp.	65,787
10,900	FNB Corp.	195,328
2,367	FPIC Insurance Group, Inc. (b)	89,118
5,400	Franklin Bank Corp. (b)	93,150
4,933	Frontier Financial Corp.	159,040
1,400	Gamco Investors, Inc.	65,324
5,900	Glacier Bancorp, Inc.	173,932
6,700	Glenborough Realty Trust, Inc.	128,171
6,400	Glimcher Realty Trust	147,008
3,800	Global Signal, Inc.	157,510
9,800	Greater Bay Bancorp	245,882
6,204	Hancock Holding Co.	221,297
9,568	Hanmi Financial Corp.	175,190
4,493	Harbor Florida Bancshares, Inc.	158,783
5,223	Harleysville Group, Inc.	126,919
5,878	Harleysville National Corp.	120,558
8,500	Heritage Property Investment Trust	277,100
3,500	Hersha Hospitality Trust	34,300
7,600	Highland Hospitality Corp.	79,876
8,800	Highwoods Properties, Inc.	248,248
6,600	Hilb Rogal & Hobbs Co.	247,170
5,900	Home Properties, Inc.	229,215
6,900	Horace Mann Educators Corp.	133,929
1,700	Horizon Financial Corp.	36,482
7,600	Hudson United Bancorp	315,172
2,100	IBERIABANK Corp.	112,245
4,305	Independent Bank Corp.	123,080
3,403	Independent Bank Corp.	102,056
3,520	Infinity Property & Casualty Corp.	131,014
12,900	Inland Real Estate Corp.	183,825
8,000	Innkeepers USA Trust	124,800
3,635	Integra Bank Corp.	73,463
8,100	Investment Technology Group, Inc. (b)	263,331
5,500	Irwin Financial Corp.	114,785
6,650	Jones Lang LaSalle, Inc. (b)	334,361
5,100	Kilroy Realty Corp.	286,365
4,000	Kite Realty Group Trust	59,120
20,300	Knight Capital Group, Inc. (b)	194,271
3,000	LandAmerica Financial Group, Inc.	189,480
5,600	LaSalle Hotel Properties	198,184
10,000	Lexington Corporate Properties Trust	217,800
5,163	MAF Bancorp, Inc.	214,471
8,000	Maguire Properties, Inc.	240,000
4,700	Main Street Banks, Inc.	128,780
2,800	Marlin Business Services, Inc. (b)	65,800
5,500	MB Financial, Inc.	204,985
3,756	MBT Financial Corp.	70,425
8,000	MCG Capital Corp.	132,160
16,400	MeriStar Hospitality Corp. (b)	142,188
11,850	Metris Co., Inc. (b)	174,077
3,800	Mid-America Apartment Communities, Inc.	177,270
5,000	Mid-State Bancshares	135,650
4,380	Midwest Banc Holdings, Inc.	98,287
6,300	Municipal Mortgage & Equity LLC	156,618

8,375	National Penn Bancshares, Inc.	164,234
3,324	Navigators Group, Inc. (b)	128,971
6,300	NBT Bancorp, Inc.	149,562
9,412	Northwest Bancorp, Inc.	212,994
2,807	OceanFirst Financial Corp.	63,354
14,700	Ocwen Financial Corp. (b)	114,219
10,700	Odyssey Re Holdings Corp.	274,776
13,000	Ohio Casualty Corp.	354,639
13,250	Old National Bancorp	290,308
1,430	One Liberty Properties, Inc.	26,813
8,586	Pacific Capital Bancorp	309,697
2,800	Parkway Properties, Inc.	131,628
6,000	Pennsylvania Real Estate Investment Trust	231,000
4,753	PFF Bancorp, Inc.	142,780
15,300	Phoenix Cos., Inc. (The)	198,135
1,400	Pinnacle Financial Partners, Inc. (b)	31,682
600	Piper Jaffray Co. (b)	20,610
7,154	PMA Capital Corp. - Class A (b)	63,456
7,700	Post Properties, Inc.	314,160
8,400	Prentiss Properties Trust	331,464
5,520	Presidential Life Corp.	104,438
6,000	ProAssurance Corp. (b)	280,800
5,400	Prosperity Bancshares, Inc.	164,646
6,331	Provident Bankshares Corp.	220,699
11,800	Provident Financial Services, Inc.	207,680
10,717	Provident New York Bancorp	116,815
4,000	PS Business Parks, Inc.	186,160
3,700	Ramco-Gershenson Properties Trust	102,638
2,348	Renasant Corp.	73,727
12,900	Republic Bancorp, Inc.	176,085
4,800	RLI Corp.	258,000
5,000	S&T Bancorp, Inc.	186,050
3,901	Sanders Morris Harris Group, Inc.	66,473
3,045	Sandy Spring Bancorp, Inc.	107,336
3,400	Saul Centers, Inc.	119,000
3,600	Seacoast Banking Corp. of Florida	82,296
4,600	Selective Insurance Group	252,586
11,000	Senior Housing Properties Trust	194,810
3,136	Simmons First National Corp. - Class A	88,435
4,400	Sizeler Property Investors, Inc.	51,128
800	Sound Federal Bancorp, Inc.	13,560
2,900	Southwest Bancorp, Inc.	67,889
3,200	Sovran Self Storage, Inc.	148,896
7,500	State Auto Financial Corp.	247,050
3,900	Sterling Bancorp	75,972
9,931	Sterling Bancshares, Inc.	146,879
7,135	Sterling Financial Corp. (b)	178,660
2,900	Stewart Information Services Corp.	147,697
2,400	Stifel Financial Corp. (b)	90,120
7,300	Strategic Hotel Capital, Inc.	124,027
4,100	Sun Bancorp, Inc. (b)	81,549
3,900	Sun Communities, Inc.	118,872
8,800	Sunstone Hotel Investors, Inc.	197,120
7,754	Susquehanna Bancshares, Inc.	179,040
4,600	SVB Financial Group (b)	228,666
5,000	Tanger Factory Outlet Centers, Inc.	134,450
4,600	Tarragon Corp. (b)	86,296
9,200	Taubman Centers, Inc.	303,324
9,600	Texas Regional Bancshares, Inc. - Class A	281,568
3,860	TierOne Corp.	109,084
3,500	Town & Country Trust (The)	103,600
8,685	TradeStation Group, Inc. (b)	86,676
7,000	Trammell Crow Co. (b)	178,990

2,759	Triad Guaranty, Inc. (b)	116,044
13,259	Trustco Bank Corp.	171,041
10,945	Trustmark Corp.	306,898
8,300	U-Store-It Trust	173,138
15,700	UCBH Holdings, Inc.	273,180
8,850	UICI	319,662
3,500	UMB Financial Corp.	234,430
7,400	Umpqua Holdings Corp.	196,840
8,159	United Bankshares, Inc.	297,804
7,200	United Community Banks, Inc.	213,408
5,861	United Community Financial Corp.	67,988
11,330	Universal American Financial Corp. (b)	167,684
1,300	Urstadt Biddle Properties, Inc.	22,776
4,100	Urstadt Biddle Properties, Inc. - Class A	67,978
15,000	Waddell & Reed Financial, Inc.	287,700
7,500	Washington Real Estate Investment Trust	223,875
2,939	Washington Trust Bancorp, Inc.	82,968
4,400	WesBanco, Inc.	135,080
3,600	West Bancorp, Inc.	66,600
3,100	West Coast Bancorp	81,995
5,700	Westamerica Bancorp.	303,867
6,300	Wilshire Bancorp, Inc.	102,879
5,800	Winston Hotels, Inc.	59,798
4,500	Wintrust Financial Corp.	241,560
4,494	World Acceptance Corp. (b)	126,461

		37,381,917

HEALTH CARE (5.5%)
15,700	Abgenix, Inc. (b)	163,280
5,800	Abiomed, Inc. (b)	50,054
3,100	Able Laboratories, Inc. (b)	186
8,500	Adolor Corp. (b)	90,100
6,000	Advanced Medical Optics, Inc. (b)	214,080
3,900	Advanced Neuromodulation Systems, Inc. (b)	237,861
11,300	Adventrx Pharmaceuticals, Inc.	36,386
7,586	Albany Molecular Research, Inc. (b)	101,652
4,700	Alexion Pharmaceuticals, Inc. (b)	128,733
17,000	Align Technology, Inc. (b)	125,460
14,200	Alkermes, Inc. (b)	231,318
8,950	Alliance Imaging, Inc. (b)	61,845
10,000	Allied Healthcare International, Inc. (b)	60,900
6,556	Allscripts Healthcare Solutions, Inc. (b)	104,896
6,400	Alpharma, Inc.	159,296
3,400	Amedisys, Inc. (b)	129,914
5,100	American Healthways, Inc. (b)	206,856
11,031	American Medical Systems Holdings, Inc. (b)	180,357
6,500	American Retirement Corp. (b)	124,215
10,675	Amicas, Inc. (b)	46,863
6,200	AMN Healthcare Services, Inc. (b)	102,300
5,700	Amsurg Corp. (b)	135,375
3,075	Analogic Corp.	143,910
15,100	Andrx Corp. (b)	233,597
8,800	Antigenics, Inc. (b)	45,496
13,795	Applera Corp. - Celera Genomics Group (b)	163,885
8,800	Apria Healthcare Group, Inc. (b)	203,016
8,400	Arena Pharmaceuticals, Inc. (b)	87,360
10,900	Ariad Pharmaceuticals, Inc. (b)	75,864
8,300	Arqule, Inc. (b)	59,262
8,600	Array Biopharma, Inc. (b)	61,060
7,940	Arrow International, Inc.	229,784

4,400	Aspect Medical Systems, Inc. (b)	143,528
6,904	Atherogenics, Inc. (b)	103,560
21,500	AVANIR Pharmaceuticals - Class A (b)	66,435
5,100	Bentley Pharmaceuticals, Inc. (b)	61,200
2,900	Biocryst Pharmaceuticals, Inc.	40,122
9,100	Bioenvision, Inc. (b)	55,783
13,300	BioMarin Pharmaceuticals, Inc. (b)	111,720
7,400	BioScrip, Inc. (b)	44,400
3,000	Biosite, Inc. (b)	165,690
23,848	Bruker BioSciences Corp. (b)	99,208
7,124	Caliper Life Sciences, Inc.	46,448
5,018	Candela Corp. (b)	46,918
3,500	Cantel Medical Corp. (b)	67,725
4,000	Capital Senior Living Corp. (b)	31,960
5,500	Caraco Pharmaceutical Laboratories Ltd. (b)	48,675
10,800	Cell Genesys, Inc. (b)	58,212
8,000	Centene Corp. (b)	161,200
8,236	Cepheid, Inc. (b)	52,216
4,800	Chemed Corp.	230,784
2,801	CNS, Inc.	73,022
2,400	Computer Programs & Systems, Inc.	88,560
5,198	Conceptus, Inc. (b)	53,383
6,000	Conmed Corp. (b)	143,880
7,000	Connetics Corp. (b)	91,280
1,600	Critical Therapeutics, Inc.	10,960
7,546	Cross Country Healthcare, Inc. (b)	137,111
9,300	Cubist Pharmaceuticals, Inc. (b)	187,953
10,800	CuraGen Corp. (b)	50,220
9,400	Curis, Inc. (b)	38,540
7,470	CV Therapeutics, Inc. (b)	187,198
4,200	Cyberonics, Inc. (b)	126,084
3,139	Datascope Corp.	99,726
14,726	Dendreon Corp. (b)	90,712
9,618	Dendrite International, Inc. (b)	168,796
16,183	DepoMed, Inc.	80,915
5,500	Diagnostic Products Corp.	231,550
4,100	Digene Corp. (b)	123,820
3,700	Dionex Corp. (b)	179,191
10,512	Discovery Laboratories, Inc. (b)	74,004
10,327	Diversa Corp. (b)	55,249
5,200	DJ Orthopedics, Inc. (b)	151,216
4,600	Dov Pharmaceutical, Inc. (b)	71,438
10,000	Durect Corp. (b)	63,400
7,500	Dyax Corp. (b)	31,875
11,586	Encore Medical Corp. (b)	58,046
9,500	Encysive Pharmaceuticals, Inc. (b)	99,750
6,530	Enzo Biochem, Inc. (b)	89,069
700	Epix Pharmaceuticals, Inc. (b)	4,900
8,300	eResearch Technology, Inc. (b)	118,939
14,780	Exelixis, Inc. (b)	114,249
6,700	First Horizon Pharmaceutical Corp. (b)	96,681
3,900	Genesis HealthCare Corp. (b)	158,262
5,452	Gentiva Health Services, Inc. (b)	80,090
11,800	Geron Corp. (b)	106,554
5,500	Greatbatch, Inc. (b)	143,330
6,300	Haemonetics Corp. (b)	305,235
7,200	HealthExtras, Inc. (b)	151,560
8,400	HealthTronics, Inc. (b)	76,356
1,900	Hi-Tech Pharmacal Co., Inc. (b)	71,345
3,920	Hologic, Inc. (b)	217,403
12,100	Hooper Holmes, Inc.	34,969
21,300	Human Genome Sciences, Inc. (b)	177,855
4,700	I-Flow Corp. (b)	56,729
9,852	ICOS Corp. (b)	265,807

3,200	ICU Medical, Inc. (b)	111,712
6,158	IDX Systems Corp. (b)	267,196
7,778	Illumina, Inc. (b)	121,103
7,400	Immucor, Inc. (b)	191,808
9,200	Immunogen, Inc. (b)	51,520
13,564	Incyte Corp. (b)	67,684
10,053	Inspire Pharmaceuticals, Inc. (b)	63,334
5,759	Integra LifeSciences Holdings Corp. (b)	198,686
5,502	Intermagnetics General Corp. (b)	157,632
6,500	InterMune, Inc. (b)	88,400
5,600	Intuitive Surgical, Inc. (b)	496,887
5,300	Invacare Corp.	179,087
3,500	IRIS International, Inc. (b)	82,075
11,091	Isis Pharmaceuticals, Inc. (b)	48,135
2,900	Kendle International, Inc. (b)	69,832
2,520	Kensey Nash Corp. (b)	57,784
7,461	Keryx Biopharmaceuticals, Inc. (b)	107,811
7,800	Kindred Healthcare, Inc. (b)	218,400
7,353	Kosan Biosciences, Inc.	52,133
7,100	KV Pharmaceutical Co. - Class A (b)	121,623
6,800	Kyphon, Inc. (b)	272,612
3,100	LabOne, Inc. (b)	135,997
4,500	Laserscope (b)	121,545
3,700	LCA-Vision, Inc.	155,437
14,200	Lexicon Genetics, Inc. (b)	56,658
5,700	Lifecell Corp. (b)	92,340
6,095	Luminex Corp. (b)	63,571
6,700	Magellan Health Services, Inc. (b)	199,191
6,200	Martek Biosciences Corp. (b)	191,394
4,200	Matria Healthcare, Inc. (b)	140,826
7,968	Maxygen, Inc. (b)	69,800
19,296	Medarex, Inc. (b)	168,647
4,532	Medcath Corp. (b)	83,343
8,100	Medicines Co. (b)	138,834
8,700	Medicis Pharmaceutical Corp.	256,650
6,600	Mentor Corp.	297,000
7,094	Merge Technologies, Inc. (b)	163,652
4,801	Meridian Bioscience, Inc.	100,533
5,750	Merit Medical Systems, Inc. (b)	68,540
11,700	MGI Pharma, Inc. (b)	219,492
11,920	Micro Therapeutics, Inc.	79,745
4,100	Molecular Devices Corp. (b)	91,840
6,700	Molina Healthcare, Inc. (b)	137,685
26,227	Monogram Biosciences, Inc.	57,962
7,805	Myogen, Inc. (b)	156,490
6,700	Myriad Genetics, Inc. (b)	129,846
11,900	Nabi Biopharmaceuticals (b)	152,915
10,300	Nanogen, Inc. (b)	28,943
3,711	Nastech Pharmaceutical Co., Inc. (b)	49,505
6,789	NDCHealth Corp.	127,905
16,100	Nektar Therapeutics (b)	242,466
2,500	Neopharm, Inc. (b)	24,025
6,400	Neurocrine Biosciences, Inc. (b)	338,048
8,600	Neurogen Corp. (b)	60,974
5,900	Northfield Laboratories, Inc. (b)	73,396
5,500	Noven Pharmaceuticals, Inc. (b)	77,495
7,300	NPS Pharmaceuticals, Inc. (b)	71,978
4,950	NuVasive, Inc. (b)	86,279
9,152	Nuvelo, Inc. (b)	76,877
8,000	Odyssey HealthCare, Inc. (b)	138,240
5,500	Omnicell, Inc. (b)	58,300
5,800	Onyx Pharmaceuticals, Inc. (b)	149,002
6,600	Option Care, Inc.	82,302
8,925	OraSure Technologies, Inc. (b)	98,264
5,000	Orchid Cellmark, Inc. (b)	29,400

17,497	Oscient Pharmaceuticals Corp. (b)	30,620
7,400	Owens & Minor, Inc.	217,930
9,900	Pain Therapeutics, Inc. (b)	57,321
11,900	PainCare Holdings, Inc. (b)	42,721
3,494	Palomar Medical Technologies, Inc. (b)	95,561
7,704	Panacos Pharmaceuticals, Inc.	60,862
7,000	Par Pharmaceutical Cos., Inc. (b)	181,160
6,500	Parexel International Corp. (b)	142,220
3,200	PDI, Inc. (b)	44,864
2,900	Pediatrix Medical Group, Inc. (b)	223,474
5,000	Penwest Pharmaceuticals Co. (b)	79,300
6,700	Per-Se Technologies, Inc. (b)	148,941
17,400	Perrigo Co.	232,638
6,605	Pharmion Corp. (b)	124,768
5,122	PolyMedica Corp.	169,077
8,400	Possis Medical, Inc.	99,624
5,917	Pozen, Inc. (b)	57,691
4,900	Progenics Pharmaceuticals, Inc. (b)	115,346
7,200	Protein Design Labs, Inc. (b)	201,744
13,132	PSS World Medical, Inc. (b)	182,929
4,000	Psychiatric Solutions, Inc. (b)	218,800
14,500	Quidel Corp.	168,345
4,600	Radiation Therapy Services, Inc. (b)	138,184
5,400	Regeneration Technologies, Inc. (b)	39,042
12,818	Regeneron Pharmaceuticals, Inc. (b)	160,353
4,000	RehabCare Group, Inc. (b)	85,160
4,800	Renovis, Inc. (b)	67,344
4,735	Rigel Pharmaceuticals, Inc. (b)	106,301
9,501	Sciclone Pharmaceuticals, Inc. (b)	43,895
9,300	Seattle Genetics, Inc. (b)	51,057
5,060	Senomyx, Inc. (b)	72,105
8,200	Serologicals Corp. (b)	159,736
3,500	SFBC International, Inc. (b)	149,240
10,700	Sirna Therapeutics, Inc.	36,808
3,500	SonoSite, Inc. (b)	102,865
5,400	Specialty Laboratories, Inc. (b)	69,984
12,300	Steris Corp. (b)	280,563
8,200	Sunrise Senior Living, Inc. (b)	265,188
10,591	SuperGen, Inc. (b)	59,839
3,066	SurModics, Inc. (b)	121,168
7,500	Sybron Dental Specialties, Inc. (b)	321,750
5,324	Symbion, Inc. (b)	120,482
10,693	Tanox, Inc. (b)	149,274
9,186	Telik, Inc. (b)	137,239
5,100	Third Wave Technologies, Inc. (b)	18,360
10,000	Thoratec Corp. (b)	197,800
4,503	Trimeris, Inc. (b)	57,368
7,400	TriPath Imaging, Inc. (b)	51,504
8,180	Trizetto Group (b)	115,911
10,450	United Surgical Partners International, Inc. (b)	374,632
3,800	United Therapeutics Corp. (b)	280,668
2,800	US Physical Therapy, Inc. (b)	50,456
7,000	Varian, Inc. (b)	257,390
6,000	Ventana Medical Systems, Inc. (b)	229,980
6,200	Ventiv Health, Inc. (b)	156,488
13,366	Vertex Pharmaceuticals, Inc. (b)	304,077
5,900	Viasys Healthcare, Inc. (b)	140,951
9,600	VioPharma Inc. (b)	183,936
3,600	VistaCare, Inc. (b)	41,472
2,940	Vital Images, Inc. (b)	68,355
2,603	Vital Signs, Inc.	122,289
6,000	West Pharmaceutical Services, Inc.	143,880
6,700	Wright Medical Group, Inc. (b)	124,687

2,200	Zoll Medical Corp. (b)	54,604
11,955	Zymogenetics, Inc. (b)	209,452

		27,854,716

INDUSTRIALS (6.4%)
7,600	AAR Corp. (b)	121,068
9,300	ABM Industries, Inc.	183,954
4,800	Actuant Corp. - Class A (b)	233,760
7,900	Acuity Brands, Inc.	219,699
5,200	Administaff, Inc.	220,064
4,000	AGCO Corp. (b)	63,960
16,700	Airtran Holdings, Inc. (b)	249,832
5,200	Alaska Air Group, Inc. (b)	163,956
5,500	Albany International Corp. - Class A	212,465
4,400	Amerco, Inc.	256,652
3,400	American Ecology Corp.	55,012
1,700	American Science & Engineering, Inc. (b)	97,716
7,610	American Superconductor Corp. (b)	62,478
3,499	American Woodmark Corp.	108,364
1,600	Ameron International Corp.	68,400
3,500	AO Smith Corp.	113,330
5,700	Apogee Enterprises, Inc.	93,366
4,800	Applied Industrial Technologies, Inc.	158,160
1,900	Applied Signal Technology, Inc.	32,604
3,600	ARGON ST, Inc. (b)	95,400
4,700	Arkansas Best Corp.	182,172
7,200	Armor Holdings, Inc. (b)	321,912
4,800	Astec Industries, Inc. (b)	136,128
5,400	ASV, Inc. (b)	126,036
6,650	Aviall, Inc. (b)	209,808
6,300	Baldor Electric Co.	153,090
4,600	Banta Corp.	231,564
4,300	Barnes Group, Inc.	150,500
9,100	BE Aerospace, Inc. (b)	164,983
6,402	Bowne & Co., Inc.	91,036
8,600	Brady Corp. - Class A	247,422
3,500	C&D Technologies, Inc.	31,955
41,200	Capstone Turbine Corp.	99,704
2,610	Cascade Corp.	127,107
5,700	Casella Waste Systems, Inc. - Class A (b)	72,504
17,000	CBIZ, Inc.	97,750
4,200	CDI Corp.	115,794
1,300	Celadon Group, Inc. (b)	30,108
7,200	Central Parking Corp.	107,856
10,300	Cenveo, Inc. (b)	101,764
5,000	Ceradyne, Inc. (b)	196,000
3,000	CIRCOR International, Inc.	84,510
9,200	Clarcor, Inc.	253,000
3,200	Clean Harbors, Inc. (b)	108,480
5,700	Coinstar, Inc. (b)	144,666
7,200	Columbus Mckinnon Corp.	164,304
10,300	Comfort Systems USA, Inc. (b)	87,550
3,300	Consolidated Graphics, Inc. (b)	128,667
13,600	Continental Airlines, Inc. - Class B (b)	176,120
8,000	Corrections Corp. of America (b)	319,040
3,400	CoStar Group, Inc. (b)	163,030
3,400	Crane Co.	105,264
5,100	Cubic Corp.	83,691
5,800	Curtiss-Wright Corp.	332,630
24,900	Delta Air Lines, Inc. (b)	16,434
7,650	DiamondCluster International, Inc. (b)	49,190
4,800	Dollar Thrifty Automotive Group (b)	180,960
5,700	DRS Technologies, Inc.	280,782

3,000	Ducommun, Inc. (b)	59,850
9,930	Dycom Industries, Inc. (b)	197,905
4,200	EDO Corp.	121,380
10,600	EGL, Inc. (b)	297,118
6,338	Electro Rent Corp. (b)	81,380
4,000	Elk Corp.	126,520
3,000	EMCOR Group, Inc. (b)	183,000
5,787	Encore Wire Corp. (b)	124,826
4,720	Energy Conversion Devices, Inc. (b)	146,037
7,000	Engineered Support Systems, Inc.	283,150
4,800	Englobal Corp.	31,632
4,800	Ennis, Inc.	82,080
4,701	EnPro Industries, Inc. (b)	131,158
4,600	ESCO Technologies, Inc. (b)	198,996
4,800	Essex Corp. (b)	86,256
4,800	Esterline Technologies Corp. (b)	180,720
13,400	Evergreen Solar, Inc. (b)	110,550
13,000	ExpressJet Holdings, Inc. (b)	116,870
9,300	Federal Signal Corp.	150,846
6,300	Flanders Corp. (b)	68,859
6,300	Florida East Coast Industries	274,617
7,200	Flow International Corp. (b)	65,736
8,315	Flowserve Corp. (b)	291,025
5,800	Forward Air Corp.	205,610
8,700	Frontier Airlines, Inc. (b)	82,215
9,559	FTI Consulting, Inc. (b)	261,630
11,400	FuelCell Energy, Inc. (b)	99,864
3,310	G&K Services, Inc. - Class A	125,416
5,300	Gardner Denver, Inc. (b)	257,580
1,500	Gehl Co. (b)	34,455
9,930	GenCorp, Inc. (b)	182,116
10,200	General Cable Corp. (b)	165,750
5,000	Genesee & Wyoming, Inc. - Class A (b)	160,250
5,500	Genlyte Group, Inc. (b)	280,335
2,400	Geo Group, Inc. (The) (b)	52,416
11,200	Global Power Equipment Group, Inc. (b)	70,224
18,000	GrafTech International Ltd. (b)	88,200
7,400	Granite Construction, Inc.	252,414
5,900	Griffon Corp. (b)	129,800
13,900	Heartland Express, Inc.	274,525
2,300	Heico Corp.	50,991
3,700	Heico Corp. - Class A	62,678
4,700	Heidrick & Struggles International, Inc. (b)	151,716
3,200	Herley Industries, Inc. (b)	54,112
7,700	Hexcel Corp. (b)	121,814
4,875	HUB Group, Inc. (b)	177,304
5,000	Hudson Highland Group, Inc. (b)	119,650
6,605	II-VI, Inc. (b)	117,701
4,611	IKON Office Solutions, Inc.	46,018
9,800	Infrasource Services, Inc. (b)	126,812
7,419	Insituform Technologies, Inc. - Class A (b)	133,245
5,200	Interpool, Inc.	101,400
14,284	Ionatron, Inc. (b)	149,839
15,900	Jacuzzi Brands, Inc. (b)	117,342
8,700	JLG Industries, Inc.	333,732
5,100	John H Harland Co.	212,109
3,100	Kadant, Inc. (b)	52,080
4,818	Kaman Corp. - Class A	112,886
13,100	Kansas City Southern (b)	290,296
5,000	Kaydon Corp.	147,750
5,200	Kelly Services, Inc. - Class A	143,936
6,300	Kennametal, Inc. (b)	321,993
9,753	Kforce, Inc. (b)	105,332

5,200	Kirby Corp. (b)	268,684
10,300	Knight Transportation, Inc.	280,263
8,100	Korn/Ferry International (b)	139,482
7,500	Labor Ready, Inc. (b)	175,125
4,113	Learning Tree International, Inc. (b)	55,772
11,200	Lennox International, Inc.	312,368
7,757	Lincoln Electric Holdings, Inc.	306,944
2,400	Lindsay Manufacturing Co.	49,320
4,198	LSI Industries, Inc.	75,522
5,600	Manitowoc Co.	297,976
11,500	Mastec, Inc. (b)	117,185
5,170	Mcgrath Rent Corp.	147,604
5,007	Mercury Computer Systems, Inc. (b)	95,083
6,700	Mesa Air Group, Inc. (b)	75,576
1,600	Middleby Corp. (b)	116,000
6,500	Mine Safety Appliances Co.	272,285
3,700	Mobile Mini, Inc. (b)	172,716
1,600	Modtech Holdings, Inc. (b)	16,208
3,800	MTC Technologies, Inc. (b)	122,778
7,100	Mueller Industries, Inc.	195,534
1,100	NACCO Industries, Inc. - Class A	127,721
9,400	Navigant Consulting, Inc. (b)	197,118
4,300	NCI Building Systems, Inc. (b)	176,859
6,200	NCO Group, Inc. (b)	111,414
6,600	Nordson Corp.	245,322
15,200	Northwest Airlines Corp. (b)	8,360
3,420	Nuco2, Inc. (b)	78,318
4,800	Old Dominion Freight Line, Inc. (b)	169,872
12,400	Orbital Sciences Corp. (b)	144,212
6,100	Perini Corp. (b)	124,318
10,700	PHH Corp. (b)	300,991
2,911	Pico Holdings, Inc. (b)	97,751
4,270	Pinnacle Airlines Corp. (b)	27,285
14,600	Plug Power, Inc. (b)	84,680
3,500	Portfolio Recovery Associates, Inc. (b)	136,150
20,000	Power-One, Inc. (b)	113,600
12,472	PRG-Schultz International, Inc. (b)	10,975
24,100	Quanta Services, Inc. (b)	276,909
8,500	RailAmerica, Inc. (b)	100,725
3,687	Raven Industries, Inc.	115,919
5,000	Regal-Beloit Corp.	159,150
9,400	Republic Airways Holdings, Inc. (b)	146,640
8,300	Resources Connection, Inc. (b)	236,965
2,900	Robbins & Myers, Inc.	62,611
12,400	Rollins, Inc.	235,848
3,700	Rush Enterprises, Inc. - Class A (b)	55,722
2,100	School Specialty, Inc. (b)	71,190
3,400	SCS Transportation, Inc. (b)	67,932
15,200	Shaw Group, Inc. (The) (b)	407,361
8,250	Simpson Manufacturing Co., Inc.	325,545
13,900	SIRVA, Inc. (b)	97,717
15,500	Sitel Corp. (b)	46,655
9,594	Skywest, Inc.	281,200
14,500	Spherion Corp. (b)	129,050
5,200	Standard Register Co. (The)	79,040
2,700	Standex International Corp.	72,954
5,400	Stewart & Stevenson Services, Inc.	128,844
13,900	Swift Transportation Co., Inc. (b)	253,675
2,594	Tecumseh Products Co. - Class A	52,217
6,600	Teledyne Technologies, Inc. (b)	232,716
17,737	TeleTech Holdings, Inc. (b)	184,997
2,200	Tennant Co.	95,810
11,155	Tetra Tech, Inc. (b)	172,233
3,100	The Lamson & Sessions Co. (b)	60,760

300	TRC Cos., Inc. (b)	4,005
7,600	Tredegar Corp.	95,684
4,900	Trex Co., Inc. (b)	101,773
7,300	Trinity Industries, Inc.	277,765
3,600	Triumph Group, Inc. (b)	125,424
5,740	TurboChef Technologies, Inc. (b)	78,064
2,500	United Industrial Corp.	88,225
14,900	United Rentals, Inc. (b)	291,593
7,014	United Stationers, Inc. (b)	318,225
3,511	Universal Forest Products, Inc.	194,299
5,100	URS Corp. (b)	206,193
3,341	US Airways Group, Inc.	82,456
4,800	Valmont Industries, Inc.	156,336
4,300	Viad Corp.	123,883
6,508	Vicor Corp.	109,660
3,600	Volt Information Sciences, Inc. (b)	67,680
5,500	Wabash National Corp.	101,255
5,000	Walter Industries, Inc.	228,350
5,400	Washington Group International, Inc. (b)	268,380
9,800	Waste Connections, Inc.	327,026
3,000	Water Pik Technologies, Inc. (b)	59,250
4,400	Watsco, Inc.	250,052
5,800	Watson Wyatt & Co. Holdings	153,700
4,800	Watts Water Technologies, Inc. - Class A	133,248
12,800	Werner Enterprises, Inc.	229,376
7,800	WESCO International, Inc. (b)	310,050
8,400	Westinghouse Air Brake Technologies Corp.	228,480
2,186	Woodward Governor Co.	174,661
5,200	World Air Holdings, Inc.	54,600

		32,305,247

INFORMATION TECHNOLOGY (8.7%)
76,715	3Com Corp. (b)	295,353
5,646	Actel Corp. (b)	78,762
26,180	Adaptec, Inc. (b)	107,600
12,100	Adtran, Inc.	366,024
14,600	Advanced Digital Information Corp. (b)	133,444
5,800	Advanced Energy Industries, Inc. (b)	62,350
4,500	Advent Software, Inc. (b)	138,240
14,563	Aeroflex, Inc. (b)	131,941
12,708	Agile Software Corp. (b)	90,227
6,400	Agilysys, Inc.	95,616
4,700	Airspan Networks, Inc. (b)	23,406
17,300	Akamai Technologies, Inc. (b)	299,982
8,100	Altiris, Inc. (b)	136,890
30,900	Amkor Technology, Inc. (b)	163,152
4,200	Anaren, Inc. (b)	59,430
8,100	Anixter International, Inc. (b)	300,348
2,449	Ansoft Corp. (b)	78,368
5,300	Ansys, Inc. (b)	197,478
5,600	Anteon International Corp. (b)	253,120
3,500	Applied Films Corp. (b)	67,970
57,500	Applied Micro Circuits Corp. (b)	140,300
10,700	aQuantive, Inc. (b)	231,655
14,817	Ariba, Inc. (b)	115,721
16,700	Arris Group, Inc. (b)	138,109
11,600	Asyst Technologies, Inc. (b)	50,112
91,800	Atmel Corp. (b)	225,828
7,563	ATMI, Inc. (b)	206,546
6,400	Avid Technology, Inc. (b)	315,072
9,700	Avocent Corp. (b)	297,402
19,200	Axcelis Technologies, Inc. (b)	83,520
3,200	Bankrate, Inc. (b)	85,536
36,619	BearingPoint, Inc. (b)	257,065
2,000	Bel Fuse, Inc.	60,200
7,540	Belden CDT, Inc.	150,272
6,500	Bell Microproducts, Inc. (b)	44,785

8,500	Benchmark Electronics, Inc. (b)	238,765
3,198	Black Box Corp.	128,304
2,400	Blue Coat Systems, Inc. (b)	112,776
16,500	Borland Software Corp. (b)	83,325
4,300	Bottomline Technologies, Inc. (b)	54,395
6,523	Brightpoint, Inc. (b)	140,832
27,500	Brocade Communications Systems, Inc. (b)	102,300
14,755	Brooks Automation, Inc. (b)	172,781
10,072	C-COR, Inc. (b)	53,684
5,000	Cabot Microelectronics Corp. (b)	147,000
2,600	Captiva Software Corp.	56,732
3,500	Catapult Communications Corp. (b)	64,015
3,044	CCC Information Services Group (b)	79,022
7,900	Checkpoint Systems, Inc. (b)	189,600
14,500	Ciber, Inc. (b)	92,510
104,200	Ciena Corp. (b)	246,954
20,200	Cirrus Logic, Inc. (b)	132,512
23,840	CNET Networks, Inc. (b)	323,985
8,800	Cognex Corp.	251,504
6,220	Coherent, Inc. (b)	184,174
4,610	Cohu, Inc.	106,768
11,365	CommScope, Inc. (b)	221,845
4,000	Comtech Telecommunications Corp. (b)	153,440
6,300	Concur Technologies, Inc. (b)	85,113
9,200	Convera Corp.	100,740
8,913	Covansys Corp. (b)	142,608
18,900	Credence Systems Corp. (b)	145,530
9,900	CSG Systems International, Inc. (b)	232,749
7,000	CTS Corp.	82,460
6,800	Cyberguard Corp. (b)	58,344
6,700	Cybersource Corp. (b)	44,890
7,199	Cymer, Inc. (b)	250,885
19,500	Cypress Semiconductor Corp. (b)	265,200
4,087	Daktronics, Inc.	88,320
5,400	Digi International, Inc. (b)	57,294
5,400	Digital Angel Corp. (b)	15,660
6,815	Digital Insight Corp. (b)	203,291
5,700	Digital River, Inc. (b)	159,657
17,600	Digitas, Inc. (b)	190,080
7,100	Ditech Communications Corp. (b)	45,227
9,638	Dot Hill Systems Corp. (b)	66,791
5,800	DSP Group, Inc. (b)	142,564
4,148	DTS, Inc. (b)	67,198
26,672	Earthlink, Inc. (b)	293,659
11,106	Echelon Corp. (b)	86,072
5,500	eCollege.com, Inc. (b)	87,505
9,200	eFunds Corp. (b)	189,796
7,800	Electro Scientific Industries, Inc. (b)	171,366
11,055	Electronics for Imaging, Inc. (b)	277,591
11,472	Emcore Corp. (b)	63,555
15,000	Emulex Corp. (b)	277,650
22,129	Entegris, Inc. (b)	215,979
12,700	Entrust, Inc. (b)	56,515
9,800	Epicor Software Corp. (b)	120,344
4,330	EPIQ Systems, Inc. (b)	82,487
4,200	Equinix, Inc. (b)	154,938
5,900	Euronet Worldwide, Inc. (b)	165,790
8,200	Exar Corp. (b)	103,238
2,900	Excel Technology, Inc. (b)	75,835
29,200	Extreme Networks, Inc. (b)	141,036
10,300	F5 Networks, Inc. (b)	535,908
8,600	Factset Research Systems, Inc.	301,602
9,255	FalconStor Software, Inc. (b)	61,083

2,900	Fargo Electronics, Inc. (b)	54,636
3,000	FARO Technologies, Inc. (b)	62,280
7,000	FEI Co. (b)	132,300
8,100	Filenet Corp. (b)	228,015
7,362	Formfactor, Inc. (b)	181,252
5,400	Forrester Research, Inc. (b)	104,004
27,200	Foundry Networks, Inc. (b)	324,495
21,400	Gartner, Inc. - Class A (b)	257,656
60,600	Gateway, Inc. (b)	172,710
7,000	Genesis Microchip, Inc. (b)	134,680
5,400	Gevity HR, Inc.	138,996
16,000	Glenayre Technologies, Inc. (b)	60,320
4,684	Global Imaging Systems, Inc. (b)	166,797
15,800	Harmonic, Inc. (b)	72,838
30,200	Homestore, Inc. (b)	109,626
5,055	Hutchinson Technology, Inc. (b)	125,364
13,100	Hypercom Corp. (b)	77,945
21,302	Identix, Inc. (b)	94,368
6,500	Imation Corp.	278,265
16,300	Informatica Corp. (b)	193,970
6,400	Infospace, Inc. (b)	160,768
6,730	infoUSA, Inc.	72,146
35,568	Integrated Device Technology, Inc. (b)	351,411
8,200	Integrated Silicon Solutions, Inc. (b)	63,304
15,200	Intellisync Corp. (b)	66,120
5,600	Inter-Tel, Inc.	103,656
8,916	Interdigital Communications Corp. (b)	171,098
5,661	Intergraph Corp. (b)	273,879
9,500	Internet Capital Group, Inc.	81,130
9,277	Internet Security Systems, Inc. (b)	228,493
8,544	InterVoice, Inc. (b)	79,630
9,600	Interwoven, Inc. (b)	90,240
4,500	Intevac, Inc. (b)	41,130
4,200	Intrado, Inc. (b)	81,228
4,502	Itron, Inc. (b)	195,657
15,900	iVillage, Inc. (b)	116,865
10,300	Ixia (b)	129,986
8,100	IXYS Corp. (b)	82,944
4,100	j2 Global Communications, Inc. (b)	181,261
15,002	Jack Henry & Associates, Inc.	269,736
6,900	JDA Software Group, Inc. (b)	111,573
7,238	Jupitermedia Corp. (b)	123,046
12,043	Keane, Inc. (b)	136,086
2,700	Keithley Instruments, Inc.	43,335
19,377	Kemet Corp. (b)	134,089
5,600	Komag, Inc. (b)	150,192
16,758	Kopin Corp. (b)	94,683
5,800	Kronos, Inc. (b)	265,988
10,637	Kulicke & Soffa Industries, Inc. (b)	66,694
1,800	Landauer, Inc.	90,000
26,276	Lattice Semiconductor Corp. (b)	115,089
25,000	Lawson Software, Inc. (b)	191,500
17,600	Lexar Media, Inc. (b)	132,000
1,040	Lightbridge, Inc.	8,424
10,600	Lionbridge Technologies, Inc. (b)	71,762
4,700	Littelfuse, Inc. (b)	115,197
3,700	LoJack Corp. (b)	70,337
13,700	LTX Corp. (b)	47,128
11,300	Macrovision Corp. (b)	212,892
8,260	Magma Design Automation, Inc. (b)	71,697
6,372	Manhattan Associates, Inc. (b)	141,522
4,559	Mapinfo Corp. (b)	56,030
5,900	Marchex, Inc. (b)	99,415
4,367	Matrixone, Inc. (b)	22,010
12,900	Mattson Technology, Inc. (b)	101,781
4,400	MAXIMUS, Inc.	159,500

48,757	Maxtor Corp. (b)	170,650
5,600	Maxwell Technologies, Inc.	70,224
24,850	McData Corp. (b)	119,529
15,900	Mentor Graphics Corp. (b)	131,493
7,250	Methode Electronics, Inc.	74,385
5,300	Metrologic Instruments, Inc. (b)	103,721
5,950	Micrel, Inc. (b)	59,500
6,300	Micros Systems, Inc. (b)	289,296
10,514	Microsemi Corp. (b)	243,609
2,214	MicroStrategy, Inc. - Class A (b)	156,973
11,300	Microtune, Inc. (b)	43,618
14,600	Midway Games, Inc. (b)	272,728
10,161	MIPS Technologies, Inc. (b)	57,003
10,343	MKS Instruments, Inc. (b)	195,172
6,240	Mobility Electronics, Inc. (b)	56,347
3,200	MoneyGram International, Inc.	77,760
19,900	MPS Group, Inc. (b)	247,755
6,036	MRO Software, Inc. (b)	98,870
22,304	MRV Communications, Inc. (b)	43,047
3,500	MTS Systems Corp.	139,860
7,200	Netgear, Inc. (b)	140,760
12,600	NetIQ Corp. (b)	151,074
8,800	Netratings, Inc. (b)	130,944
6,500	Netscout Systems, Inc. (b)	36,660
11,260	Newport Corp. (b)	146,830
12,932	NIC, Inc. (b)	78,239
7,800	Novatel Wireless, Inc. (b)	99,060
25,129	Nuance Communications, Inc.	129,163
3,600	NYFIX, Inc. (b)	10,440
12,000	Omnivision Technologies, Inc. (b)	154,680
36,110	ON Semiconductor Corp. (b)	167,550
5,000	Online Resources Corp. (b)	60,000
4,700	Open Solutions, Inc. (b)	100,627
11,501	Openwave Systems, Inc. (b)	205,523
21,239	Opsware, Inc. (b)	109,168
3,700	OSI Systems, Inc. (b)	61,420
7,500	Packeteer, Inc. (b)	59,175
9,400	Palm, Inc. (b)	241,486
42,100	Parametric Technology Corp. (b)	274,071
4,400	Park Electrochemical Corp.	110,440
9,400	Paxar Corp. (b)	161,398
5,910	PDF Solutions, Inc. (b)	88,000
8,100	Pegasystems, Inc. (b)	51,516
5,890	Pericom Semiconductor Corp. (b)	46,767
28,800	Perot Systems Corp. - Class A (b)	399,167
5,417	Phoenix Technologies Ltd. (b)	32,177
3,000	Photon Dynamics, Inc. (b)	52,230
8,200	Photronics, Inc. (b)	147,600
7,200	Plantronics, Inc.	214,920
10,800	Plexus Corp. (b)	190,836
6,500	PLX Technology, Inc. (b)	48,685
31,000	PMC - Sierra, Inc. (b)	220,100
18,360	Polycom, Inc. (b)	280,908
6,100	Power Integrations, Inc. (b)	128,771
22,024	Powerwave Technologies, Inc. (b)	246,889
7,200	Presstek, Inc. (b)	73,800
7,100	Progress Software Corp. (b)	221,094
5,716	QAD, Inc.	45,385
2,500	Quality Systems, Inc.	167,125
42,700	Quantum Corp. (b)	128,954
20,200	Quest Software, Inc. (b)	280,982
6,035	Radiant Systems, Inc. (b)	68,558
4,871	Radisys Corp. (b)	78,277
16,300	Rambus, Inc. (b)	207,825
34,853	RealNetworks, Inc. (b)	271,853
13,500	Redback Networks, Inc. (b)	141,885
4,995	Remec, Inc.	5,644
6,496	Renaissance Learning, Inc.	97,765

41,680	RF Micro Devices, Inc. (b)	218,403
3,800	Rofin-Sinar Technologies, Inc. (b)	140,068
3,400	Rogers Corp. (b)	126,990
14,809	RSA Security, Inc. (b)	168,823
3,800	Rudolph Technologies, Inc. (b)	46,284
16,506	S1 Corp. (b)	72,461
4,700	SafeNet, Inc. (b)	155,899
20,200	Sapient Corp. (b)	104,838
2,957	Scansource, Inc. (b)	167,484
7,900	Secure Computing Corp. (b)	94,642
7,400	Semitool, Inc. (b)	67,414
14,200	Semtech Corp. (b)	214,136
8,000	Serena Software, Inc. (b)	175,120
2,670	SI International, Inc. (b)	77,083
335	Sigma Designs, Inc. (b)	3,461
6,300	Sigmatel, Inc. (b)	85,743
12,100	Silicon Image, Inc. (b)	111,078
9,500	Silicon Laboratories, Inc. (b)	305,615
23,420	Silicon Storage Technology, Inc. (b)	118,271
20,316	Simpletech, Inc.	86,140
30,400	Skyworks Solutions, Inc. (b)	162,944
5,300	Sonic Solutions, Inc. (b)	101,442
14,329	SonicWALL, Inc. (b)	99,730
46,056	Sonus Networks, Inc. (b)	200,804
3,000	Spectralink Corp.	37,740
7,000	SRA International, Inc. (b)	229,740
3,871	SS&C Technologies, Inc.	138,737
4,900	Standard Microsystems Corp. (b)	138,523
6,274	Stellent, Inc. (b)	57,533
2,400	Stratasys, Inc. (b)	56,928
18,644	Stratex Networks, Inc.	47,729
2,300	SumTotal Systems, Inc. (b)	10,419
4,306	Superior Essex, Inc. (b)	73,073
2,775	Supertex, Inc. (b)	101,676
10,675	SupportSoft, Inc. (b)	42,807
43,511	Sycamore Networks, Inc. (b)	169,258
9,442	SYKES Enterprises, Inc. (b)	136,342
11,500	Symmetricom, Inc. (b)	91,655
5,530	Synaptics, Inc. (b)	128,462
6,700	SYNNEX Corp. (b)	118,657
7,376	Syntel, Inc.	149,659
3,855	Talx Corp.	152,388
12,220	Taser International, Inc. (b)	75,153
9,500	Technitrol, Inc.	159,790
13,320	Tekelec (b)	182,750
8,400	Telkonet, Inc. (b)	41,076
17,740	Terayon Communication Systems, Inc. (b)	47,721
7,200	Tessera Technologies, Inc. (b)	200,880
12,500	THQ, Inc. (b)	289,750
43,981	TIBCO Software, Inc. (b)	333,815
6,800	Transaction Systems Architects, Inc. (b)	183,668
3,100	Travelzoo, Inc. (b)	57,722
4,940	Trident Microsystems, Inc. (b)	149,484
32,156	Triquint Semiconductor, Inc. (b)	135,055
9,200	TTM Technologies, Inc. (b)	73,508
9,100	Tyler Technologies, Inc. (b)	74,074
10,776	Ulticom, Inc. (b)	113,471
4,600	Ultimate Software Group, Inc. (b)	78,154
6,100	Ultratech, Inc. (b)	84,058
12,500	United Online, Inc.	167,625
5,500	Universal Display Corp. (b)	58,685
10,700	UNOVA, Inc. (b)	331,699
21,540	Utstarcom, Inc. (b)	118,901
16,400	Valueclick, Inc. (b)	287,000
7,200	Varian Semiconductor Equipment Associates, Inc. (b)	272,304

7,100	Veeco Instruments, Inc. (b)	112,819
5,800	Verint Systems, Inc. (b)	222,082
8,465	Verity, Inc. (b)	84,227
6,400	Viasat, Inc. (b)	158,656
6,900	Vignette Corp. (b)	114,609
44,800	Vitesse Semiconductor Corp. (b)	73,920
8,600	WebEx Communications, Inc. (b)	197,026
12,837	webMethods, Inc. (b)	89,346
3,900	Websense, Inc. (b)	230,412
11,100	Westell Technologies, Inc. - Class A (b)	52,170
13,700	Wind River Systems, Inc. (b)	179,470
5,523	Witness Systems, Inc. (b)	108,251
3,699	X-Rite, Inc.	38,063
21,100	Zhone Technologies, Inc. (b)	47,686
9,822	Zoran Corp. (b)	144,187
2,200	Zygo Corp. (b)	29,216

		42,971,409

MATERIALS (2.0%)
20,700	AK Steel Holding Corp. (b)	144,693
7,900	Albemarle Corp.	277,211
6,400	Aleris International, Inc. (b)	166,144
6,200	AMCOL International Corp.	125,984
3,700	American Vanguard Corp.	76,849
5,100	Arch Chemicals, Inc.	133,977
4,300	Brush Engineered Materials, Inc. (b)	64,844
8,700	Buckeye Technologies, Inc. (b)	65,250
8,300	Calgon Carbon Corp.	45,235
5,000	Cambrex Corp.	95,400
6,500	Caraustar Industries, Inc. (b)	56,745
4,600	Carpenter Technology Corp.	277,380
6,566	Century Aluminum Co. (b)	119,370
3,500	Chaparral Steel Co.	87,430
3,800	Chesapeake Corp.	76,532
3,900	Cleveland-Cliffs, Inc.	318,006
9,200	Co.mmercial Metals Co.	292,468
47,300	Coeur d’Alene Mines Corp. (b)	178,321
5,100	Compass Minerals International, Inc.	114,189
2,600	Deltic Timber Corp.	119,600
1,500	Eagle Materials, Inc.	159,735
1,100	Eagle Materials, Inc. - Class B	109,439
8,100	Ferro Corp.	144,504
6,100	Georgia Gulf Corp.	177,510
6,200	Gibraltar Industries, Inc.	125,550
8,600	Glatfelter (P.H.) Co.	116,874
38,000	Graphic Packaging Corp. (b)	100,700
2,200	Greif, Inc.	134,200
5,400	HB Fuller Co.	161,838
8,100	Headwaters, Inc. (b)	257,904
26,000	Hecla Mining Co. (b)	87,620
18,500	Hercules, Inc. (b)	206,090
8,200	Longview Fibre Co.	154,160
5,500	MacDermid, Inc.	154,000
4,200	Material Sciences Corp. (b)	63,840
6,300	Metal Management, Inc.	152,523
3,300	Metals USA, Inc. (b)	68,574
3,400	Minerals Technologies, Inc.	181,764
6,700	Myers Industries, Inc.	76,514
3,800	NewMarket Corp. (b)	71,060
8,800	NL Industries, Inc.	149,160
2,440	NN, Inc.	25,596
12,000	Olin Corp.	214,560
5,600	OM Group, Inc. (b)	89,488
7,300	Oregon Steel Mills, Inc. (b)	185,347
2,200	Pioneer Co., Inc. (b)	51,678
20,500	PolyOne Corp. (b)	118,285
5,330	Potlatch Corp.	238,411
1,100	Quaker Chemical Corp.	17,479

4,700	Quanex Corp.	272,177
5,400	Reliance Steel & Aluminum Co.	307,908
7,100	Rock-Tenn Co.	98,477
4,400	Royal Gold, Inc.	101,288
4,500	RTI International Metals, Inc. (b)	150,840
4,800	Ryerson Tull, Inc.	96,912
3,600	Schnitzer Steel Industries, Inc. - Class A	114,840
6,001	Schulman A, Inc.	122,480
3,000	Schweitzer-Mauduit International, Inc.	72,660
7,600	Sensient Technologies Corp.	134,444
6,600	Silgan Holdings, Inc.	212,322
6,000	Spartech Corp.	113,820
7,300	Steel Dynamics, Inc.	226,081
2,500	Steel Technologies, Inc.	65,525
17,000	Stillwater Mining Co. (b)	171,700
6,070	Symyx Technologies, Inc. (b)	162,312
17,500	Terra Industries, Inc. (b)	106,925
3,800	Texas Industries, Inc.	188,480
6,000	Titanium Metals Corp. (b)	283,200
8,100	Wausau Paper Corp.	88,695
5,900	Wellman, Inc.	38,586
16,300	Worthington Industries, Inc.	327,956
2,600	Zoltek Co., Inc. (b)	23,400

		10,111,059

TELECOMMUNICATION SERVICES (0.5%)
13,550	@Road, Inc. (b)	62,330
9,300	Alaska Communications Systems Group, Inc.	102,207
16,740	Broadwing Corp. (b)	106,132
15,471	Centennial Communications Corp. (b)	229,125
34,800	Cincinnati Bell, Inc. (b)	137,808
6,300	Cogent Communications Group, Inc. (b)	33,075
4,102	Commonwealth Telephone Enterprises, Inc.	147,221
3,600	CT Communications, Inc.	40,752
26,523	Dobson Communications Corp. (b)	193,353
12,863	General Communication, Inc. - Class A (b)	123,613
3,300	IDT Corp. (b)	40,623
14,200	IDT Corp. - Class B (b)	169,548
81,900	Level 3 Communications, Inc. (b)	237,509
3,300	North Pittsburgh Systems, Inc.	66,330
14,200	Premiere Global Services, Inc. (b)	120,416
10,800	Price Communications Corp. (b)	164,376
9,300	SBA Communications Corp. (b)	137,361
12,700	Suncom Wireless Holdings, Inc	37,211
2,913	SureWest Communications	81,681
6,433	Talk America Holdings, Inc. (b)	62,014
10,000	Time Warner Telecom, Inc. (b)	83,800
15,300	Ubiquitel, Inc. (b)	132,192
16,908	Wireless Facilities, Inc. (b)	113,115

		2,621,792

UTILITIES (1.0%)
5,800	Allete, Inc.	255,258
3,200	American States Water Co.	100,288
70,600	Aquila, Inc. (b)	249,924
7,800	Avista Corp.	136,656
5,320	Black Hills Corp.	221,152
3,600	California Water Service Group	128,700
37,500	Calpine Corp. (b)	89,250
1,739	Cascade Natural Gas Corp.	35,823
1,900	Central Vermont Public Service Corp.	30,438
2,500	CH Energy Group, Inc.	116,375
8,000	Cleco Corp.	169,600
12,800	Duquesne Light Holdings, Inc.	213,632
42,100	Dynegy, Inc. - Class A (b)	186,924

9,300	El Paso Electric Co. (b)	201,345
5,000	Empire District Electric Co. (The)	101,000
1,260	EnergySouth, Inc.	35,847
7,000	IdaCorp., Inc.	202,090
3,400	Laclede Group, Inc. (The)	101,660
3,714	MGE Energy, Inc.	131,624
5,300	New Jersey Resources Corp.	228,748
4,500	Northwest Natural Gas Co.	155,700
6,265	NorthWestern Corp.	186,384
4,861	Otter Tail Corp.	145,101
6,206	Peoples Energy Corp.	230,863
22,500	Sierra Pacific Resources (b)	291,375
5,000	South Jersey Industries, Inc.	139,750
6,300	Southwest Gas Corp.	171,738
3,600	Southwest Water Co.	49,428
2,425	UIL Holdings Corp.	120,038
5,600	Unisource Energy Corp.	179,032
8,000	WGL Holdings, Inc.	248,640

		4,854,383

		210,832,689

TOTAL COMMON STOCKS (Cost $405,007,101)		430,194,001

INDEX-LINKED TRUSTS (7.0%)
125,000	iShares MSCI Germany Index Fund	2,362,500
476,500	iShares MSCI Japan Index Fund	5,770,415
42,100	iShares MSCI Pacific ex-Japan Index Fund	4,108,960
935,000	iShares MSCI Singapore Index Fund	7,162,100
67,000	iShares MSCI South Korea Index Fund	2,495,750
169,700	iShares MSCI Taiwan Index Fund	1,876,882
173,350	iShares Russell 2000 Growth Index Fund	11,418,565

TOTAL INDEX-LINKED TRUSTS (Cost $33,167,831)		35,195,172

RIGHTS / WARRANTS (0.0%)
AUSTRALIA (0.0%)
HEALTH CARE (0.0%)
4,093	Healthscope Ltd., Expires 11/9/05	1,836

AUSTRIA (0.0%)
FINANCIALS (0.0%)
8,274	CA Immobilien Anlagen AG, Expires 11/28/05	335

FINLAND (0.0%)
FINANCIALS (0.0%)
14,900	Oko Bank, Expires 11/16/05	39,993

SPAIN (0.0%)
MATERIALS (0.0%)
1,330	Unipapel SA, Expires 11/9/05	1,721

SWEDEN (0.0%)
HEALTH CARE (0.0%)
4,500	Meda AB - A Shares, Expires 11/25/05	16,206

SWITZERLAND (0.0%)
FINANCIALS (0.0%)
2,236	Swiss Prime Site AG, Expires 11/9/05	2,151

THAILAND (0.0%)
FINANCIALS (0.0%)
99,475	Asia Plus Securities Public Co. Ltd., Expires 9/30/08 (c)	6,589

UNITED KINGDOM (0.0%)
HEALTH CARE (0.0%)
32,163	Skyepharma Plc, Expires 11/9/05	3,985

TOTAL RIGHTS / WARRANTS (Cost $68,404)		72,816

INVESTMENT COMPANY (1.1%)
5,707,175	Blackrock Temporary Cash Fund	5,707,175

TOTAL INVESTMENT COMPANY (Cost $5,707,175)		5,707,175

CASH SWEEP (0.8%)
3,935,269	Citibank IIS Money Market Deposit	3,935,269

TOTAL CASH SWEEP (Cost $3,935,269)		3,935,269

Principal Amount

U.S. GOVERNMENT AGENCIES (5.6%)
UNITED STATES (5.6%)
FANNIE MAE (1.0%)
$5,000,000	3.00%, 12/19/2005	4,973,735

FEDERAL HOME LOAN BANK (3.0%)
5,000,000	3.90%, 11/23/2005	4,988,055
5,000,000	3.72%, 11/25/2005	4,986,965
5,000,000	3.72%, 12/9/2005	4,979,205

		14,954,225

FEDERAL HOME LOAN MORTGAGE CORP. (1.6%)
8,000,000	3.94%, 12/13/2005	7,963,224

TOTAL U.S. GOVERNMENT AGENCIES (Cost $27,895,522)		27,891,184

TOTAL INVESTMENTS (Cost $475,781,302) (a) - 100.2%		502,995,617
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%		(892,711)

NET ASSETS - 100.0%		$502,102,906

(a)	Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$50,464,534
Unrealized depreciation	(23,250,219)

Net unrealized appreciation	$27,214,315

Aggregate cost for federal income tax purposes is substantially the same.

(b)	Non-income producing security.
(c)	Fair valued security under procedures established by the Funds’ Board of Directors.

W/I	– When Issued

See Notes to Financial Statements.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Old Westbury Funds, Inc.

By (Signature and Title) *	/s/ David Hughes	David Hughes, Treasurer
Date	1/ 06/ 06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) *	/s/ David Hughes	David Hughes, Treasurer
Date	1 /06/06

By (Signature and Title) *	/s/ Marc Stern	Marc Stern, President
Date	1/06/06

Print the name and title of each signing officer under his or her signature.